Filed pursuant to Rule 497
Registration No. 333-169061

This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, as amended, but the information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 29, 2010

PRELIMINARY PROSPECTUS SUPPLEMENT

(to Prospectus dated November 17, 2010)

4,000,000 Shares

TICC Capital Corp.

Common Stock

We are offering for sale 4,000,000 shares of our common stock, par value $0.01 per share. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are principally engaged in providing capital to primarily non-public small to mid-size companies. Our investment objective is to maximize our portfolio’s total return.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TICC.” On November 26, 2010, the last reported sales price on the NASDAQ Global Select Market for our common stock was $10.96 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of September 30, 2010 was $9.27.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 13 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Please read this prospectus supplement and the accompanying prospectus before investing in our common stock and keep each for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, which is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or on our website at http://www.ticc.com. Information contained on our website is not incorporated by referenced into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains information about us.

	Per Share	Total
Initial price to public	$	$
Sales load (underwriting discount)	$	$
Proceeds, before expenses, to TICC Capital Corp.(1)	$	$

(1)	We estimate that we will incur approximately $450,000 (or $0.11 per share of the shares sold in this offering) of expenses relating to this offering, resulting in net proceeds, after sales load (underwriting discount) and expenses, to us of approximately $ million (or $ per share of the shares sold in this offering).

The underwriters expect to deliver the shares on or about November     , 2010.

The underwriters may also purchase up to an additional 600,000 shares from us at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement to cover overallotments. If the underwriters exercise this option in full, the total public offering price will be $            , the total underwriting discount (sales load) paid by us will be $            , and total proceeds, before expenses, will be $            .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Sole Bookrunner

Wells Fargo Securities

Co-Lead Managers

RBC Capital Markets	BB&T Capital Markets
A division of Scott & Stringfellow, LLC

Prospectus Supplement dated                     , 2010.

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Where You Can Find Additional Information” and “Risk Factors” included in this prospectus supplement and the accompanying prospectus, respectively, before investing in our common stock.

Neither we nor the underwriters have authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

S-ii

SUMMARY

The following summary contains basic information about the offering of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of shares of our common stock pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements included in the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ over-allotment option.

Except where the context requires otherwise, the terms “TICC,” the “Company,” “we,” “us” and “our” refer to TICC Capital Corp.; “TICC Management” refers to TICC Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

Overview

We are a specialty finance company principally providing capital to primarily non-public small- and medium-sized companies. Our investment objective is to maximize our portfolio’s total return. Our primary focus is on seeking current income by investing in non-public debt securities. Our debt investments may include bilateral loans (loans where we hold the entirety of a particular loan) and syndicated loans (those where multiple investors hold portions of that loan). We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments. We may also invest in publicly traded debt and/or equity securities. As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

We currently concentrate our investments in companies having either or both annual revenues of less than $200 million or an equity capitalization of less than $300 million. Historically, our investments have typically ranged from $5 million to $30 million each, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant, and accrue interest at fixed or variable rates.

While the structure of our investments varies, we invest primarily in the debt of established companies. We seek to invest in entities that, as a general matter, have operated for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and are cash flow positive. Many of these companies have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We may also borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested, and therefore, increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our stockholders.

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). TICC Management is owned by BDC Partners, its managing member, and Royce & Associates, LLC (“Royce & Associates”). Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates. Under our investment advisory agreement with TICC Management (the “Investment Advisory Agreement”), we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Portfolio Management—Investment Advisory Agreement” in the accompanying prospectus.

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company” in the accompanying prospectus. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”).

Our Corporate Information

Our headquarters are located at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

Current Market Conditions and Investment Opportunity

Since mid-2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These developments caused a series of failures and restructurings among a large number of financial institutions, which either participated in the origination and distribution of structured or syndicated loan credit products, or invested in them. The debt and equity capital markets in the United States have been impacted by significant write-offs in the financial services sector relating to these products and the re-pricing of credit risk in the loan market, among other things.

These events have constrained the availability of capital for the market as a whole, and the financial services sector in particular. During 2009, the syndicated corporate loans market experienced both unprecedented price declines and volatility. While prices remained depressed across many sectors and ratings categories through most of 2009, we witnessed a strong upward move during the second half of 2009, which has continued into 2010. Although corporate loan prices are still below historical averages, our view is that certain, and primarily larger-issuer, broadly syndicated corporate loans still do not adequately reflect the spreads necessary to compensate investors for the risks involved. In view of the above circumstances, we continue to focus more heavily on middle market issuers and to a limited extent larger issuers, and opportunistically, on certain structured finance investments, including collateralized loan obligation (“CLO”) investment vehicles. We have and primarily continue to review a large number of middle market loans and CLO investment vehicles, and have recently made a number of selective purchases in these markets.

During the past two years, we have seen dramatic dislocations across the global credit markets. Companies that several years ago would have had access to debt capital at low credit spreads are now borrowing money at higher credit spreads with more onerous terms. As a result, we believe that we may now have the opportunity to provide debt capital to primarily middle market companies representing strong credits on more favorable terms than during the period prior to the dislocation of the credit markets. Additionally, we may now have attractive opportunities to provide capital to some larger companies than we would have been able to lend to in the past through our participation in syndicated debt transactions. As such, we view the current market environment as potentially more favorable for us than during the period prior to the dislocation of the credit markets. However, we may not be able to obtain additional debt or equity capital on terms that are acceptable to us. If we are unable to obtain such additional financing, our ability to benefit from the current dislocations within the global credit markets may be limited.

Competitive Advantages

We believe that we are well positioned to provide financing primarily to middle market companies for the following reasons:

•	Expertise in credit analysis and monitoring investments;

•	Flexible investment approach; and

•	Established deal sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is middle market companies, we have invested, and will likely continue to invest, in larger companies and in other investment structures on an opportunistic basis. Most recently, we have invested in a number of CLO investment vehicles. We believe our experience in analyzing middle market companies and CLO investment structures, as detailed in the biographies of TICC Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the operating characteristics of middle market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•

Jonathan H. Cohen, our Chief Executive Officer, has more than 19 years of experience in equity research and investment. Mr. Cohen is also the Chief Executive Officer of T2 Advisers, LLC, the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF). He was named to Institutional Investor’s “All-American” research team in 1996, 1997 and 1998. During his career, Mr. Cohen has managed technology research groups covering computer software and hardware companies, telecommunication companies and semiconductor companies at several firms, including Wit SoundView, Merrill Lynch & Co., UBS Securities and Smith Barney. Mr. Cohen was also the owner and a principal of JHC Capital Management, LLC, a registered investment adviser that served as the sub-adviser to the Royce Technology Value Fund, a technology-focused mutual fund.

•

Saul B. Rosenthal, our President and Chief Operating Officer, has 12 years of experience in the capital markets, with a focus on small to middle market transactions in the technology sector. Mr. Rosenthal is also the President of T2 Advisers, LLC, the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF). Mr. Rosenthal previously served as President of Privet Financial Securities, LLC, a broker-dealer providing advisory services to technology companies, and previously led the private financing/public company effort at SoundView Technology Group, where he co-founded SoundView’s Private Equity Group. He was a Vice President and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP.

•	Darryl Monasebian is the Senior Managing Director, Head of Portfolio Management of TICC Management, LLC, the advisor of TICC. Previously, Mr. Monasebian was a Director in the Merchant

Banking Group at BNP Paribas, and prior to that was a Director at Swiss Bank Corporation and a Senior Account Officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an Investment Analyst in the Corporate Investments Department. Mr. Monasebian has more than 20 years of banking and investment management experience.

•

Hari Srinivasan is Managing Director and Portfolio Manager of TICC Management, LLC, the advisor of TICC. Previously, Mr. Srinivasan was a Credit Manager focusing on the restructuring and monetization of distressed assets in Lucent Technologies’ vendor finance portfolio, and credit analysis of several of Lucent’s telecom customers. Prior to that, he was an analyst in Fixed Income with Lehman Brothers. Mr. Srinivasan began his career as a Computer Science engineer.

Flexible investment approach

While we must comply with the 1940 Act, we have significant flexibility in selecting and structuring our investments. We also have fairly broad latitude as to the term and nature of our investments. We recognize that middle market companies, in some cases, may make corporate development decisions that favorably impact long-term enterprise value at the expense of short-term financial performance. We believe that this fundamental investment understanding results in a more flexible approach to managing investments, which facilitates positive, long-term relationships with our portfolio companies, bankers and other intermediaries and enables us to be a preferred source of capital to them. We also believe our approach enables our debt financing to be a viable alternative capital source for funding middle market companies that wish to avoid the dilutive effects of equity financings.

We are not subject to the investment time requirements and reinvestment limitations of private funds. These provisions typically require that such private funds invest capital within a set period of time and then ultimately return to investors the initial capital and associated capital gains, with certain limitation on reinvesting such capital. We believe that our ability to make investments at the most opportune time rather than based on a pre-agreed time horizon with the ability to reinvest such funds indefinitely should help us to maximize returns on our invested capital.

Established deal sourcing network

Through the investment professionals of TICC Management, we believe we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of TICC Management have developed strong reputations within the investment community over their years in the banking, investment management and equity research field.

Summary Risk Factors

The value of our assets, as well as the market price of our common stock, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in our common stock involves other risks, including those discussed under the caption “Risk Factors” beginning on page 13 of the accompanying prospectus. In addition, the other information included in this prospectus supplement and the accompanying prospectus contains a discussion of factors you should carefully consider before deciding to invest in shares of our common stock. Some of these risks include:

•	We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

•	We operate in a highly competitive market for investment opportunities.

•

Because our investments are generally not in publicly traded securities, there is uncertainty regarding the fair value of our investments, which could adversely affect the determination of our net asset value.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may experience fluctuations in our quarterly results.

•	The current adverse economic conditions could impair our portfolio companies and harm our operating results.

•	We may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Our portfolio is currently, and may continue to be, unlevered.

•

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

•	A change in interest rates may adversely affect our profitability.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC for federal income tax purposes.

•

Our portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

•	The sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.

•	Our investments in the companies that we are targeting may be extremely risky and we could lose all or part of our investments.

•	Our incentive fee may induce TICC Management to make speculative investments.

•	Our investments in CLO vehicles may be riskier and less transparent than direct investments in portfolio companies.

•	Our common stock price may be volatile.

•	Our shares have traded at a discount from net asset value and may do so in the future.

•	There is a risk that you may not receive dividends or that our dividends may decline or that our dividends may not grow over time.

The Offering

Common stock offered by us	4,000,000 shares

Common stock outstanding prior to this offering	27,147,829 shares

Common stock to be outstanding after this offering (assuming no exercise of the underwriters’ over-allotment option)	31,147,829 shares

Over-allotment option	600,000 shares

Use of proceeds	We intend to use the net proceeds from this offering for general corporate purposes, which may include investing in debt or equity securities, and other general corporate purposes, including working capital requirements. We estimate that it will take three to six months for us to substantially invest the net proceeds of this offering, depending on the availability of attractive opportunities and market conditions. However, we may not achieve this goal. Pending these uses, we will invest such net proceeds primarily in cash, cash equivalents, and U.S. government securities or other high-quality debt investments that mature in one year or less consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on our other portfolio investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in these temporary investments. See “Use of Proceeds.”

Distribution	To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. See “Distributions” in the accompanying prospectus.

Taxation	We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

NASDAQ Global Select Market symbol	“TICC”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by “us” or “TICC Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in TICC.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	5.00%(1)
Offering expenses borne by us (as a percentage of offering price)	1.03%(2)
Dividend reinvestment plan expenses	None (3)

Total stockholder transaction expenses (as a percentage of offering price)	6.03%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.02%(4)
Incentive fees payable under our investment advisory agreement	0.77%(5)
Interest payments on borrowed funds	0.00%(6)
Acquired fund fees and expenses	0.03%(7)
Other expenses (estimated)	1.23%(8)

Total annual expenses (estimated)	4.05%(9)

EXAMPLE

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no leverage, that our operating expenses would remain at the levels set forth in the table above, that we pay the transaction expenses set forth in the table above, including a sales load of 5.0% paid by you (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$91	$155	$221	$396

(1)	Represents the underwriting discount with respect to the shares of our common stock sold by us in this offering.
(2)	The offering expenses of this offering are estimated to be approximately $450,000. The offering expenses as a percentage of the offering price of shares to be sold in this offering is based on $10.96, the last reported sales price of our common stock on the NASDAQ Global Select Market on November 26, 2010. If the underwriters exercise their over-allotment option in full, the offering expenses borne by our common stockholders (as a percentage of the offering price) will be approximately 0.89%.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Assumes gross assets of $252.5 million and no leverage, and assumes net assets of $250.3 million. Our base management fee payable under the Investment Advisory Agreement is based on our gross assets, which is defined as all the assets of TICC, including those acquired using borrowings for investment purposes. Although we do not presently anticipate using borrowings for investment purposes during the twelve months following the date of this prospectus, to the extent we elect to do so it would have the effect of increasing our gross assets upon which our base management fee is calculated, while our net assets would remain unchanged. For example, to the extent we borrowed funds equal to 30% of our gross assets, our base management fee as a percentage of our net assets would increase to 2.88%. See “Portfolio Management—Investment Advisory Agreement” in the accompanying prospectus.

(5)	Assumes that annual incentive fees earned by TICC Management remain consistent with the incentive fees earned by TICC Management during the three-month period ended September 30, 2010. In subsequent periods, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional capital gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of pre-incentive fee net investment income over an annual hurdle rate (equal to the interest rate payable on a five-year U.S. Treasury Note plus 5%, up to a maximum of 10%). The second part of the incentive fee equals 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year and will be payable at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Portfolio Management—Investment Advisory Agreement” in the accompanying prospectus.
(6)	Assumes that we maintain our current level of no outstanding borrowings as of September 30, 2010. Although we do not presently anticipate using borrowings for investment purposes during the twelve months following the date of this prospectus, to the extent we utilize leverage, it would allow us to increase our portfolio investments, but would also increase the fees and expenses borne by our common stockholders, including the management fee payable to TICC Management. For example, to the extent we borrowed funds equal to 30% of our gross assets at an annual interest rate equal to 3.35%, our interest payments on borrowed funds would equal approximately 1.45% of our net assets. See “Risk Factors—Risks Relating to our Business and Structure—We have historically and may in the future borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.
(7)	Reflects the expenses payable as a result of our equity investments in certain CLO vehicles as of September 30, 2010, and assumes that the amount of such expenses, as a percentage of net assets, remains consistent with the amounts incurred by TICC during the three-month period ended September 30, 2010.
(8)	Assumes that the amount of operating expenses payable by TICC remains consistent with the operating expenses incurred by TICC during the three-month period ended September 30, 2010.
(9)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•

the risks, uncertainties and other factors we identify in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement, the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and the accompanying prospectus. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

The net proceeds from our sale of the 4,000,000 shares of common stock in this offering are estimated to be approximately $41.2 million, or $47.4 million if the underwriters’ over-allotment option is exercised in full, assuming a public offering price of $10.96 per share (based on the last reported sales price of our common stock on the NASDAQ Global Select Market on November 26, 2010), and after deducting the underwriting discount and estimated offering expenses payable by us. A $0.50 increase (decrease) in the assumed offering price per share would increase (decrease) net proceeds to us from this offering by $1.9 million, assuming the number of shares offered by us as set forth on the cover page of this prospectus supplement remains the same. Any additional proceeds to us resulting from an increase in the public offering price or the number of shares offered pursuant to this prospectus supplement will be used by us as described below.

We intend to use the net proceeds from this offering for general corporate purposes, which may include investing in debt or equity securities, and other general corporate purposes, including working capital requirements. We estimate that it will take three to six months for us to substantially invest the net proceeds of this offering, depending on the availability of attractive opportunities and market conditions. However, we may not be able to achieve this goal.

Pending these uses, we will invest such net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on our other portfolio investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in these temporary investments.

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2010:

•	on an actual basis; and

•

on an as adjusted basis giving effect to the assumed sale of 4,000,000 shares of our common stock offered by this prospectus supplement and the accompanying prospectus at a price of $10.96 per share (the last reported sale price per share of our common stock on the NASDAQ Global Select Market on November 26, 2010), less the underwriting discount and estimated offering expenses payable by us.

This table should be read in conjunction with “Use of Proceeds” included in this prospectus supplement and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and financial statements and notes thereto included in the accompanying prospectus.

	As of September 30, 2010
	Actual	As Adjusted(1)(2)
	(unaudited, in thousands)
Assets:
Total assets	$252,502	$295,363

Liabilities:
Total liabilities	2,224	2,224

Net Assets:
Common stock, par value $0.01 per share (100,000,000 shares authorized, and 26,989,408 and 31,147,829 issued and outstanding actual and as adjusted, respectively)	270	311
Capital in excess of par value	321,653	364,473
Net unrealized depreciation on investments	(8,937)	(8,937)
Accumulated net realized losses on investments	(61,515)	(61,515)
Distributions in excess of investment income	(1,193)	(1,193)

Total net assets	250,278	293,139

Total liabilities and net assets	$252,502	$295,363

(1)	We may change the size of this offering based on demand and market conditions. A $0.50 increase (decrease) in the assumed offering price per share would increase (decrease) net proceeds to us from this offering by $1.9 million, assuming the number of shares offered by us as set forth on the cover page of this prospectus supplement remains the same, after deducting the underwriting discount and estimated expenses payable by us. Any additional proceeds to us resulting from an increase in the public offering price or the number of shares offered pursuant to this prospectus supplement will increase our cash and cash equivalents on an as adjusted basis and will be used as described in “Use of Proceeds.”
(2)	The as adjusted results include the impact of interim share issuances (158,421 shares, net proceeds of $1,662,868).

UNDERWRITING

Wells Fargo Securities, LLC is acting as sole book-running manager of the offering and as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated November     , 2010, each underwriter named below severally agrees to purchase the number of shares indicated in the following table:

Underwriters	Number of Shares
Wells Fargo Securities, LLC
RBC Capital Markets, LLC
BB&T Capital Markets, a division of Scott & Stringfellow, LLC

Total	4,000,000

The underwriters are committed to take and pay for all of the shares being offered, if any are purchased, other than the shares covered by the option described below.

Over-allotment Option

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional 600,000 shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

Commissions and Discounts

The following table shows the per share and total underwriting discounts and commissions to be paid by us to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

Paid by TICC Capital Corp.	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

We estimate that our share of the total expenses of the offering, excluding the underwriting discount, will be approximately $450,000.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

Lock-up Agreements

We, TICC Management, BDC Partners and our officers and directors have agreed with the underwriters, subject to certain exceptions, not to issue, sell, dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus supplement continuing through the date 90 days after the date of this prospectus supplement, except with the prior written consent of Wells Fargo Securities, LLC.

The 90-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 90-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 90-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 90-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

Price Stabilizations and Short Positions

In connection with the offering, Wells Fargo Securities, LLC, on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

Potential Conflicts of Interest

The underwriters and their affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. The underwriters and their affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of their various business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus supplement, the accompanying prospectus or any other material relating to us or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares in certain jurisdictions through an affiliate, Wells Fargo Securities International Limited, or WFSIL. WFSIL is a wholly-owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC. WFSIL is a U.K. incorporated investment firm regulated by the Financial Services Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WFSIL.

NOTICE TO PROSPECTIVE INVESTORS IN THE EUROPEAN ECONOMIC AREA

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus supplement and accompanying prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

(a)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c)	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or

(d)	in any other circumstances which do not require the publication by the issuer of a prospectus supplement and accompanying prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each underwriter has represented and agreed that:

•	it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of

Section 21 of the Financial Services and Markets Act of 2000, or “FSMA”) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

•	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

United Kingdom

In addition, each underwriter: (a) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) received by it in connection with the issue or sale of shares of common stock in circumstances in which Section 21(1) of the FSMA does not apply to us, and (b) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

Without limitation to the other restrictions referred to herein, this prospectus supplement is directed only at (1) persons outside the United Kingdom; (2) persons having professional experience in matters relating to investments who fall within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005; or (3) high net worth bodies corporate, unincorporated associations and partnerships and trustees of high value trusts as described in Article 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005. Without limitation to the other restrictions referred to herein, any investment or investment activity to which this prospectus supplement relates is available only to, and will be engaged in only with, such persons, and persons within the United Kingdom who receive this communication (other than persons who fall within (2) or (3) above) should not rely or act upon this communication.

Electronic Delivery

The underwriters may make prospectuses available in electronic format. A prospectus in electronic format may be made available on the website maintained by any of the underwriters, and underwriters may distribute such prospectuses electronically. The underwriters may agree with us to allocate a limited number of shares for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

The addresses of the underwriters are: Wells Fargo Securities, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152; RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281; and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, 901 E. Byrd Street, Suite 410, Richmond, Virginia 23219.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Hunton & Williams LLP.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.

PROSPECTUS

$100,000,000

TICC Capital Corp.

Common Stock

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We are principally engaged in providing capital to primarily non-public small to mid-size companies. Our investment objective is to maximize our portfolio’s total return.

We may offer, from time to time, in one or more offerings or series, up to $100,000,000 of our common stock. The common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus.

The offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit.

Our common stock may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such common stock.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TICC.” On November 16, 2010, the last reported sales price on the Nasdaq Global Select Market for our common stock was $10.46 per share.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 13 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the SEC (http://www.sec.gov), which is available free of charge by contacting TICC Capital Corp. at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or on our website (http://www.ticc.com).

November 17, 2010

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers; however, the prospectus and any supplements will be updated to reflect any material changes.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $100,000,000 of our common stock. The common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to an investor. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements.

Except where the context requires otherwise, the terms “TICC,” the “Company,” “we,” “us” and “our” refer to TICC Capital Corp.; “TICC Management” refers to TICC Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

Overview

We are a specialty finance company principally providing capital to primarily non-public small- and medium-sized companies. Our investment objective is to maximize our portfolio’s total return. Our primary focus is on seeking current income by investing in non-public debt securities. Our debt investments may include bilateral loans (loans where we hold the entirety of a particular loan) and syndicated loans (those where multiple investors hold portions of that loan). We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments. We may also invest in publicly traded debt and/or equity securities. As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

We currently concentrate our investments in companies having annual revenues of less than $200 million and/or an equity capitalization of less than $300 million. Historically, our investments have typically ranged from $5 million to $30 million each, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant, and accrue interest at fixed or variable rates.

While the structure of our investments will vary, we invest primarily in the debt of established companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and are cash flow positive. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We may also borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). TICC Management is owned by BDC Partners, its managing member, and Royce & Associates, LLC (“Royce & Associates”). Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating

Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates. Under our investment advisory agreement with TICC Management (the “Investment Advisory Agreement”), we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Portfolio Management – Investment Advisory Agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code.

Our headquarters are located at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

Current Market Conditions and Investment Opportunity

Since mid-2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These developments caused a series of failures and restructurings among a large number of financial institutions, which either participated in the origination and distribution of structured or syndicated loan credit products, or invested in them. The debt and equity capital markets in the United States have been impacted by significant write-offs in the financial services sector relating to these products and the re-pricing of credit risk in the loan market, among other things.

These events have constrained the availability of capital for the market as a whole, and the financial services sector in particular. During 2009 the syndicated corporate loans market experienced both unprecedented price declines and volatility. While prices remained depressed across many sectors and ratings categories through most of 2009, we witnessed a strong upward move during the second half of 2009, which has continued into 2010. Although corporate loan prices are still below historical averages, our view is that certain, and primarily larger-issuer, broadly syndicated corporate loans still do not adequately reflect the spreads necessary to compensate investors for the risks involved. In view of the above circumstances, we continue to focus more heavily on middle market issuers and to a limited extent larger issuers, and opportunistically, on certain structured finance investments, including collateralized loan obligation (“CLO”) investment vehicles. We have and primarily continue to review a large number of middle market loans and CLO investment vehicles, and have recently made a number of selective purchases in these markets.

During the past two years, we have seen dramatic dislocations across the global credit markets. Companies that several years ago would have had access to debt capital at low credit spreads are now borrowing money at higher credit spreads with more onerous terms. As a result we believe that we may now have the opportunity to provide debt capital to primarily middle market companies representing strong credits on more favorable terms than during the period prior to the dislocation of the credit markets. Additionally, we may now have attractive opportunities to provide capital to some larger companies than we would have been able to lend to in the past through our participation in syndicated debt transactions. As such, we view the current market environment as potentially more favorable for us than during the period prior to the dislocation of the credit markets. However, we cannot assure you whether we will be able to obtain additional debt or equity capital on terms that are acceptable to us. If we are unable to obtain such additional financing, our ability to benefit from the current dislocations within the global credit markets may be limited.

Competitive Advantages

We believe that we are well positioned to provide financing primarily to middle market companies for the following reasons:

•	Expertise in credit analysis and monitoring investments;

•	Flexible investment approach; and

•	Established deal sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is middle market companies, we have invested, and will likely continue to invest, in larger companies and in other investment structures on an opportunistic basis. Most recently, we have invested in a number of CLO investment vehicles. We believe our experience in analyzing middle market companies and CLO investment structures, as detailed in the biographies of TICC Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the operating characteristics of middle market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•

Jonathan H. Cohen, our Chief Executive Officer, has more than 19 years of experience in equity research and investment. Mr. Cohen is also the Chief Executive Officer of T2 Advisers, LLC, the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF). He was named to Institutional Investor’s “All-American” research team in 1996, 1997 and 1998. During his career, Mr. Cohen has managed technology research groups covering computer software and hardware companies, telecommunication companies and semiconductor companies at several firms, including Wit SoundView, Merrill Lynch & Co., UBS Securities and Smith Barney. Mr. Cohen was also the owner and a principal of JHC Capital Management, LLC, a registered investment adviser that served as the sub-adviser to the Royce Technology Value Fund, a technology-focused mutual fund.

•

Saul B. Rosenthal, our President and Chief Operating Officer, has 12 years of experience in the capital markets, with a focus on small to middle-market transactions in the technology sector. Mr. Rosenthal is also the President of T2 Advisers, LLC, the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF). Mr. Rosenthal previously served as President of Privet Financial Securities, LLC, a broker-dealer providing advisory services to technology companies, and previously led the private financing/public company effort at SoundView Technology Group, where he co-founded SoundView’s Private Equity Group. He was a Vice President and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP.

•

Darryl Monasebian is the Senior Managing Director, Head of Portfolio Management of TICC Management, LLC, the advisor of TICC. Previously, Mr. Monasebian was a Director in the Merchant Banking Group at BNP Paribas, and prior to that was a Director at Swiss Bank Corporation and a Senior Account Officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an Investment Analyst in the Corporate Investments Department. Mr. Monasebian has more than 20 years of banking and investment management experience.

•

Hari Srinivasan is Managing Director and Portfolio Manager of TICC Management, LLC, the advisor of TICC. Previously, Mr. Srinivasan was a Credit Manager focusing on the restructuring and monetization of distressed assets in Lucent Technologies’ vendor finance portfolio, and credit analysis of several of

Lucent’s telecom customers. Prior to that, he was an analyst in Fixed Income with Lehman Brothers. Mr. Srinivasan began his career as a Computer Science engineer.

Flexible investment approach

While we must comply with the 1940 Act, we have significant flexibility in selecting and structuring our investments. We also have fairly broad latitude as to the term and nature of our investments. We recognize that middle market companies in some cases may make corporate development decisions that favorably impact long-term enterprise value at the expense of short-term financial performance. We believe that this fundamental investment understanding results in a more flexible approach to managing investments which facilitates positive, long-term relationships with our portfolio companies, bankers and other intermediaries and enables us to be a preferred source of capital to them. We also believe our approach enables our debt financing to be a viable alternative capital source for funding middle market companies that wish to avoid the dilutive effects of equity financings.

We are not subject to the investment time requirements and reinvestment limitations of private funds. These provisions typically require that such private funds invest capital within a set period of time and then ultimately return to investors the initial capital and associated capital gains, with certain limitation on reinvesting such capital. We believe that our ability to make investments at the most opportune time rather than based on a pre-agreed time horizon with the ability to reinvest such funds indefinitely should help us to maximize returns on our invested capital.

Established deal sourcing network

Through the investment professionals of TICC Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of TICC Management have developed strong reputations within the investment community over their years in the banking, investment management and equity research field.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in TICC involves other risks, including the following:

•	We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

•	We operate in a highly competitive market for investment opportunities.

•

Because our investments are generally not in publicly traded securities, there is uncertainty regarding the fair value of our investments, which could adversely affect the determination of our net asset value.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may experience fluctuations in our quarterly results.

•	The current adverse economic conditions could impair our portfolio companies and harm our operating results.

•	We may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Our portfolio is currently, and may continue to be, unlevered.

•

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

•	A change in interest rates may adversely affect our profitability.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

•

Our portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

•	The sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.

•	Our investments in the companies that we are targeting may be extremely risky and we could lose all or part of our investments.

•	Our incentive fee may induce TICC Management to make speculative investments.

•	Our investments in collateralized loan obligation vehicles may be riskier and less transparent than direct investments in portfolio companies.

•	Our common stock price may be volatile.

•	Our shares have traded at a discount from net asset value and may do so in the future.

•	There is a risk that you may not receive dividends or that our dividends may decline or that our dividends may not grow over time.

See “Risk Factors” beginning on page 13, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

OFFERINGS

We may offer, from time to time, up to $100,000,000 of our common stock. We will offer our common stock at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus.”

Our common stock may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such common stock.

Set forth below is additional information regarding offerings of our common stock:

Use of Proceeds	We intend to use the net proceeds from the sale of our common stock pursuant to this prospectus for general corporate purposes, which may include investing in debt or equity securities in primarily privately negotiated transactions, repayment of outstanding indebtedness, acquisitions and other general corporate purposes. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

NASDAQ Global Select Market symbol	“TICC”

Distributions	To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Taxation	We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage	We have historically and may in the future borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Management Arrangements	TICC Management serves as our investment adviser. BDC Partners serves as our administrator. For a description of TICC Management and BDC Partners, and our contractual arrangements with these companies, see “Portfolio Management—Investment Advisory Agreement,” and “—Administration Agreement.”

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Where You Can Find Additional Information	We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the

Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “TICC Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in TICC.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.02	%(4)
Incentive fees payable under our investment advisory agreement	0.77	%(5)
Interest payments on borrowed funds	0.00	%(6)
Acquired fund fees and expenses	0.03	%(7)
Other expenses (estimated)	1.23	%(8)

Total annual expenses (estimated)	4.05	%(9)

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$33	$101	$171	$358

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Assumes gross assets of $252.5 million and no leverage, and assumes net assets of $250.3 million. Our base management fee payable under the Investment Advisory Agreement is based on our gross assets, which is defined as all the assets of TICC, including those acquired using borrowings for investment purposes. Although we do not presently anticipate using borrowings for investment purposes during the twelve months following the date of this prospectus, to the extent we elect to do so it would have the effect of increasing our gross assets upon which our base management fee is calculated, while our net assets would remain unchanged. For example, to the extent we borrowed funds equal to 30% of our gross assets, our base management fee as a percentage of our net assets would increase to 2.88%. See “Portfolio Management — Investment Advisory Agreement.”
(5)	Assumes that annual incentive fees earned by TICC Management remain consistent with the incentive fees earned by TICC Management during the three-month period ended September 30, 2010. In subsequent periods, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional capital gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of pre-incentive fee net investment income over an annual hurdle rate (equal to the interest rate payable on a five-year U.S. Treasury Note plus 5%, up to a maximum of 10%). The second part of the incentive fee equals 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year and will be payable at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Portfolio Management — Investment Advisory Agreement.”

(6)	Assumes that we maintain our current level of no outstanding borrowings as of September 30, 2010. Although we do not presently anticipate using borrowings for investment purposes during the twelve months following the date of this prospectus, to the extent we utilize leverage, it would allow us to increase our portfolio investments, but would also increase the fees and expenses borne by our common stockholders, including the management fee payable to TICC Management. For example, to the extent we borrowed funds equal to 30% of our gross assets at an annual interest rate equal to 3.35%, our interest payments on borrowed funds would equal approximately 1.45% of our net assets. See “Risk Factors — Risks Relating to our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”
(7)	Reflects the expenses payable as a result of our equity investments in certain CLO vehicles as of September 30, 2010, and assumes that the amount of such expenses, as a percentage of net assets, remains consistent with the amounts incurred by TICC during the three-month period ended September 30, 2010.
(8)	Assumes that the amount of operating expenses payable by TICC remains consistent with the operating expenses incurred by TICC during the three-month period ended September 30, 2010.
(9)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. Financial information at and for the fiscal years ended December 31, 2009, 2008, 2007, 2006 and 2005 has been derived from our financial statements that were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 2010, are not necessarily indicative of the results that may be expected for the year ending December 31, 2010. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

	Nine Months Ended September 30,		Year Ended December 31,
($ in thousands, except per share data and certain other data)	2010	2009	2009	2008	2007	2006	2005
	(unaudited)	(unaudited)
Income Statement Data:
Total investment income	$24,368	$14,992	$20,508	$37,305	$43,842	$35,947	$21,800
Total expenses	6,801	5,053	7,016	15,114	16,648	10,546	7,415
Net investment income	17,567	9,939	13,492	22,191	27,194	25,401	14,385
Net increase (decrease) in net assets resulting from operations	40,029	23,280	35,182	(53,266)	11,649	26,331	16,304
Per Share Data:
Net increase in net assets resulting from net investment income per share (basic and diluted)(1)	$0.65	$0.37	$0.51	$0.91	$1.30	$1.28	$1.05
Net increase (decrease) in net assets resulting from operations per share (basic and diluted)(1)	1.49	0.88	1.32	(2.19)	(0.56)	1.32	1.19
Distributions declared per share	0.57	0.45	0.60	1.06	1.44	1.38	1.01
Balance Sheet Data:
Total assets	$252,502	$217,331	$225,340	$204,963	$396,390	$334,820	$270,108
Total net assets	250,278	215,805	224,092	203,367	257,370	271,335	265,905
Other Data:
Number of portfolio companies at period end	50	28	35	23	33	28	19
Purchases of loan originations	$99,000	$35,900	$65,700	$18,300	$188,000	$191,000	$159,500
Loan repayments	$42,000	$45,600	$65,600	$90,500	$87,600	$76,600	$29,500
Proceeds from loan sales	$47,300	$8,000	$14,000	$50,200	$4,500	$4,300	$6,100
Total return(2)	82.94%	44.47%	81.15%	(50.23)%	(36.26)%	17.02%	7.47%
Weighted average yield on debt investments at period end(3)	13.8%	8.42%	9.0%	8.9%	11.3%	12.8%	10.9%

(1)	In accordance with ASC 260-10, the weighted-average shares of common stock outstanding used in computing basic and diluted earnings per share for the years ended December 31, 2008, December 31, 2007 and December 31, 2006 were increased retroactively by a factor of 1.021 to recognize the bonus element associated with rights to acquire shares of common stock that were issued to shareholders on May 23, 2008. See Note 4 — Earnings Per Share, included in our financial statements, for additional information about the rights offering and the calculation of the associated bonus element.
(2)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment at prices obtained under our dividend reinvestment plan.
(3)	Weighted average yield calculation includes the input of any loans on non-accrual status as of the year end.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial information for each quarter in the nine months ended September 30, 2010 and for each of the quarters for the fiscal years ended December 31, 2009 and 2008. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2010			2009				2008
($ in thousands, except per share data)	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total investment income	$9,081	$8,731	$6,556	$5,516	$4,949	$4,920	$5,123	$6,954	$8,798	$10,074	$11,480
Total expenses	2,478	2,412	1,911	1,963	1,771	1,677	1,605	2,511	3,092	4,302	5,209
Net investment income	6,603	6,319	4,645	3,553	3,178	3,243	3,518	4,443	5,706	5,772	6,271
Net increase (decrease) in net assets resulting from operations	12,443	9,602	17,984	11,902	15,024	9,699	(1,443)	(38,711)	(4,143)	5,750	(16,163)
Net increase in net assets resulting from net investment income per share (basic and diluted)(1)(2)	$0.25	$0.24	$0.17	$0.13	$0.12	$0.12	$0.13	$0.17	$0.22	$0.25	$0.28
Net increase (decrease) in net assets resulting from operations per share (basic and diluted)(1)(2)	$0.46	$0.36	$0.67	$0.45	$0.56	$0.36	$(0.05)	$(1.47)	$(0.16)	$0.25	$(0.73)

(1)	In accordance with ASC 260-10, the weighted-average shares of common stock outstanding used in computing basic and diluted earnings per share for the quarters ending March 31, 2008 and June 30, 2008, respectively, were increased retroactively by a factor of 1.021 to recognize the bonus element associated with rights to acquire shares of common stock that were issued to stockholders on May 23, 2008. See Note 4 — Earnings Per Share, included in our financial statements, for additional information about the rights offering and the calculation of the associated bonus element.
(2)	Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the years ending December 31, 2009 and 2008 due to rounding.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

We depend on the diligence, skill and network of business contacts of the senior management of TICC Management. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of TICC Management, and Saul B. Rosenthal, the President and Chief Operating Officer of TICC Management. Neither Mr. Cohen nor Mr. Rosenthal will devote all of their business time to our operations, and both will have other demands on their time as a result of their other activities. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our financial condition and results of operations will depend on our ability to manage our existing portfolio and future growth effectively.

Our ability to achieve our investment objective will depend on our ability to manage our existing portfolio and to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria, and our ability to raise and retain debt and equity capital. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms.

We and TICC Management, through its managing member, BDC Partners, will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make. We compete with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, including other business development companies, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies.

Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of loans and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to provide us with investment opportunities, and therefore there is no assurance that such relationships will lead to the origination of debt or other investments.

We may not realize gains from our equity investments.

When we invest in debt securities, we may acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Because our investments are generally not in publicly traded securities, there is uncertainty regarding the fair value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments are generally not in publicly traded securities. As a result, the fair value of these securities is not readily determinable. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board’s Valuation Committee. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. We utilize the services of a third party valuation firm which prepares valuations for each of our bilateral portfolio securities that, when combined with all other investments in the same portfolio company (i) have a value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of the third party valuations of our bilateral portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly.

TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. The Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment. The types of factors that the Valuation Committee takes into account in providing its fair value recommendation to the Board of Directors includes, as relevant, the nature and value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed.

The lack of liquidity in our investments may adversely affect our business.

As stated above, our investments are generally not in publicly traded securities. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, because we generally invest in debt securities with a term of up to seven years and generally intend to hold such investments until maturity of the debt, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are currently in a period of capital markets disruption and we do not expect these conditions to improve in the near future.

The U.S. capital markets have been experiencing high levels of volatility and disruption for more than two years, and the U.S. economy may still be in a period of recession or slow growth. Disruptions in the capital markets have increased the spreads between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

The current adverse economic conditions could impair our portfolio companies and harm our operating results.

Many of the companies in which we have made or will make investments may be susceptible to the current adverse economic conditions, which may affect the ability of a company to repay our loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Therefore, our nonperforming assets may increase, and the value of our portfolio may decrease during this period. Adverse economic conditions also may decrease the value of any collateral securing some of our loans and the value of our equity investments. The current adverse economic conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and the value of our assets. Since 2008, we have experienced significant losses on our portfolio investments, which was in part attributable to the current adverse economic conditions in the industries in which those portfolio companies operate.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The continuing unprecedented declines in prices and liquidity in the corporate debt markets have resulted in significant net unrealized depreciation in our portfolio, reducing our net asset value. Depending on market conditions, we could continue to incur substantial losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Even in the event the value of your investment declines, the management fee and, in certain circumstances, the incentive fee will still be payable.

The management fee is calculated as 2.0% of the average value of our gross assets at the end of the two most recently completed calendar quarters. Accordingly, the management fee will be payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of the incentive fee is payable if our net investment income for a calendar quarter exceeds a designated hurdle rate. This portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter. Accordingly, this portion of our adviser’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we recognize deferred loan interest income in excess of our available capital as a result of our receipt of payment-in-kind, or “PIK” interest, we may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse us for the portion of any incentive fees attributable to deferred loan interest income in the event of a subsequent default.

We may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to TICC Management will be payable on our gross assets, including those assets acquired through the use of leverage, TICC Management may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to TICC Management.

Our portfolio is currently, and may continue to be, unlevered.

Since mid-2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These events have significantly diminished overall confidence in the debt and equity markets and caused increasing economic uncertainty. A further deterioration in the credit markets or a prolonged period of illiquidity without improvement could materially impair the availability of credit on commercially reasonable terms.

In view of tightened credit markets, since the end of the first quarter of 2008, and in the absence of having received a written offer for extension of our credit facility from our existing lenders, we took steps to reduce our borrowings under our credit facility and, effective December 30, 2008, we had fully repaid any amounts borrowed and terminated our credit facility. On a risk-adjusted basis, we believe that, until leverage can be obtained at appropriate pricing and terms with a longer maturity that more closely matches the maturity of our investments, we are better served by having an unlevered portfolio. However, as a result of de-levering our portfolio, our net investment income is now and will continue to be less than it might otherwise be on a more fully levered portfolio.

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, we seek to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may not be able to pursue new business opportunities. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Our ability to grow our business could be impaired by an inability to access the capital markets or to enter into new credit facilities. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally. If we are unable to raise additional equity capital or consummate new credit facilities on terms that are acceptable to us, we may not be able to initiate significant originations.

These situations may arise due to circumstances that we may be unable to control, such as access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Our ability to grow our business requires a substantial amount of capital, which we may acquire from the following sources:

Senior Securities and Other Indebtedness

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. This requirement of sustaining a 200% asset coverage ratio limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt. Further additional debt financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so.

As a result of the issuance of senior securities, including preferred stock and debt securities, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Because we incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. When we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility.

Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio was not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of TICC and its stockholders, and our stockholders approve such sale. In certain limited circumstances, pursuant to an SEC staff interpretation, we may also issue shares at a price below net asset value in connection with a transferable rights offering so long as: (1) the offer does not discriminate among shareholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. We are currently authorized to issue up to 100,000,000 shares of common stock, of which 26,989,408 shares are issued and outstanding as of September 30, 2010. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

A change in interest rates may adversely affect our profitability.

Currently, we do not have a credit facility in place and do not have any other outstanding borrowings. However, to the extent we employ leverage in the future, a portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest.

Currently, only three of our debt investments are at a fixed rate, while the others are at variable rates. Although we have not done so in the past, we may in the future choose to hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise if we choose to employ hedging strategies in the future.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To remain entitled to the tax benefits accorded to RICs under the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all of our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, reduce new investments or make taxable distributions of our stock or debt securities to meet that distribution requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

In addition, original issue discount income for certain portfolio investments may or may not be included as a factor in the determination of the fair value of such investments.

There are significant potential conflicts of interest, which could impact our investment returns.

In the course of our investing activities, we pay management and incentive fees to TICC Management, and reimburse BDC Partners for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of TICC Management has interests that differ from those of our stockholders, giving rise to a conflict.

TICC Management receives a quarterly incentive fee based, in part, on our “Pre-Incentive Fee Net Investment Income,” if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to TICC Management. To the extent we or TICC Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide TICC Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

In addition, our executive officers and directors, and the executive officers of TICC Management, and its managing member, BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Charles M. Royce, the non-executive Chairman of our Board of Directors, is the President and Co-Chief Investment Officer of Royce & Associates, the non-managing member of our investment adviser. BDC Partners is the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen, Rosenthal and Conroy, along with certain investment and administrative personnel of TICC Management, are invested.

Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to Greenwich Loan Income Fund Limited (f/k/a T2 Income Fund Limited)(“GLIF”), a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. BDC Partners is the managing member of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer and Corporate Secretary of TICC Management, BDC Partners, and TICC, serves as the Chief Financial Officer of GLIF and as the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC. Because

of these possible conflicts of interest, these individuals may direct potential business and investment opportunities to other entities rather than to us or such individuals may undertake or otherwise engage in activities or conduct on behalf of such other entities that is not in, or which may be adverse to, our best interests.

Both we and GLIF have adopted a policy with respect to the allocation of investment opportunities in view of these potential conflicts of interest. Bilateral investment opportunities are those negotiated directly between us, or GLIF, and a prospective portfolio company. Our general policy is to allocate bilateral U.S.-based opportunities to us and bilateral non-U.S.-based opportunities to GLIF; provided, that in instances involving bilateral investment opportunities where there is significant question as to a prospective portfolio company’s primary base of operation (by virtue, for instance, of it conducting business in many countries, including the United States, with no clear principal center of operation or legal domicile), and where that question leads to doubt with regard to an investment in that company representing a “qualified asset” for the purpose of compliance with the “70% test” for qualifying assets for BDCs under Section 55(a) of the 1940 Act, that bilateral investment opportunity will be allocated to GLIF.

Either we or GLIF may also purchase syndicated loans (i.e., those transactions in which an agent bank syndicates loans to four or more investors) of issuers in which the other fund holds no position, or has held a position (and has made no further investment) for a period greater than 30 calendar days and the purchases are not made directly from the other fund or the issuer of the acquired syndicated loans. In instances where both we and GLIF desire to either purchase or sell the same position at the same time, such purchases or sales will generally be allocated on a pro rata basis between us and GLIF based on order size as determined by each fund’s investment adviser in good faith.

Notwithstanding the foregoing policy with respect to the allocation of investment opportunities, any opportunity to invest a sum of less than or equal to $500,000 (an amount generally considered below our or GLIF’s minimum investment threshold) will be allocated to Oxford Gate Capital, LLC.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business. In particular, legislative initiatives relating to climate change, healthcare reform and similar public policy matters may impact the portfolio companies in which we invest to the extent they operate in industries that may be subject to such changes.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Business — Regulation as a Business Development Company.”

We believe that most of our portfolio investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Risks Relating to Our Investments

Our portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. On December 3, 2007, we changed our name from Technology Investment Capital Corp. to TICC Capital Corp. While we have historically focused on the technology sector, we expect to actively seek new investment opportunities outside this sector that otherwise meet our investment criteria. As a result, a market downturn, including a downturn in the sectors in which we invest, could materially adversely affect us.

Most of our debt investments will not fully amortize during their lifetime, which may subject us to the risk of loss of our principal in the event a portfolio company is unable to repay us prior to maturity.

Most of our debt investments are not structured to fully amortize during their lifetime. Accordingly, if a portfolio company has not previously pre-paid its debt investment to us, a significant portion of the principal amount due on such a debt investment may be due at maturity. In order to create liquidity to pay the final principal payment, a portfolio company typically must raise additional capital. If they are unable to raise sufficient funds to repay us, the debt investment may go into default, which may compel us to foreclose on the borrower’s assets, even if the debt investment was otherwise performing prior to maturity. This may deprive us from immediately obtaining full recovery on the debt investment and may prevent or delay the reinvestment of the investment proceeds in other, possibly more profitable investments.

The sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.

We invest in companies which may have relatively short operating histories. The revenues, income (or losses) and valuations of these companies can and often do fluctuate suddenly and dramatically. Also, the technology-related sector, on which we have historically focused, in particular, is generally characterized by abrupt business cycles and intense competition. The cyclical economic downturn has resulted in substantial decreases in the market capitalization of many companies. While such valuations have recovered to some extent, we can offer no assurance that such decreases in market capitalizations will not recur, or that any future decreases in valuations will be insubstantial or temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.

In addition, because of rapid technological change, the average selling prices of products and some services provided by the technology-related sector, on which we have historically focused, have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by some of our portfolio companies may decrease over time, which could adversely affect their operating results and their ability to meet their obligations under their debt securities, as well as the value of any equity securities, that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our investments in the companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Although a prospective portfolio company’s assets are one component of our analysis when determining whether to provide debt capital, we generally do not base most of our investment decisions primarily on the liquidation value of a company’s balance sheet assets. Instead, given the nature of many of the companies that we invest in, we also review the company’s historical and projected cash flows, equity capital and “soft” assets, including intellectual property (patented and non-patented), databases, business relationships (both contractual and non-contractual) and the like. Accordingly, considerably higher levels of overall risk will likely be associated with our portfolio compared with that of a traditional asset-based lender whose security consists primarily of receivables, inventories, equipment and other tangible assets. Interest rates payable by our portfolio companies may not compensate for these additional risks.

Specifically, investment in certain of the companies that we are invested in involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any value from the liquidation of such collateral;

•

they may have limited operating histories, narrower product lines and smaller market shares than larger businesses, which may tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

because many of them tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although TICC Management’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

•

some of these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

some of these companies may have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	many of these companies may be more susceptible to the current adverse economic conditions than other better capitalized companies that operate in less capital intensive industries.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Our incentive fee may induce TICC Management to make speculative investments.

The incentive fee payable by us to TICC Management may create an incentive for TICC Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee on “Pre-Incentive Fee Net Investment Income” is determined, which is calculated as a percentage of the return on invested capital, may encourage TICC Management to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because TICC Management may also receive an incentive fee based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during the current economic downturn.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior debt securities, but may also invest in subordinated debt securities, issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the managements of our portfolio companies that could decrease the value of our investments.

Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not do so. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Our investments in CLO vehicles may be riskier and less transparent than direct investments in portfolio companies.

From time to time we have and may invest in debt and residual value interests of CLO vehicles. Generally, there may be less information available to us regarding the underlying debt investments held by such CLOs than if we had invested directly in the underlying companies. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of debt holders senior to us in such CLOs.

Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CLO vehicles in which we may invest. Although a secondary market may exist for our investments in CLO vehicles, the market for our investments in CLO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value.

Failure by a CLO vehicle in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect.

Up to 30% of our portfolio may consist of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles that we invest in are typically very highly levered (10-14 times), and therefore the junior debt and equity tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. We will generally have the right to receive payments only from the CLO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles we have and continue to target generally enable the investor to acquire interests in a pool of leveraged corporate loans without the expenses associated with directly holding the same investments, when we invest in an equity tranche of a CLO vehicle we will generally pay a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The interests we intend to acquire in CLO vehicles will likely be thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results.

Investments in structured vehicles, including equity and junior debt instruments issued by CLO vehicles, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying leveraged corporate loans held by a CLO vehicle may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we intend to invest, are less liquid than many other types of securities and may be more volatile than the leveraged corporate loans underlying the CLO vehicles we intend to target. Fluctuations in interest rates may also cause payments on the tranches of CLO vehicles that we hold to be reduced, either temporarily or permanently.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves investments in securities issued by foreign entities, including foreign CLO vehicles. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLO vehicles in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLO vehicles in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

Risks Relating to Offerings Pursuant to this Prospectus

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after an offering of our common stock may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares have traded at a discount from net asset value and may do so in the future.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of the current adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock consistently traded below our net asset value per share throughout 2009, and had remained below our net asset value per share through the first two quarters of 2010. Our shares could revert to trading at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

There is a risk that you may not receive dividends or that our dividends may decline or that our dividends may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, as a result of de-levering our portfolio, our net investment income is now and will continue to be less than it might otherwise be on a more fully levered portfolio.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about TICC, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our common stock pursuant to this prospectus for general corporate purposes, which may include investing in debt or equity securities in primarily privately negotiated transactions, repayment of outstanding indebtedness, acquisitions and other general corporate purposes. Because our primary business is to originate loans and make investments in non-public small- to medium-sized companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take three to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest such net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TICC.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value (“NAV”) per share of our common stock, the high and low sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

	NAV(1)	Price Range		High Sales Price as a Percentage of NAV(2)	Low Sales Price as a Percentage of NAV(2)	Cash Distributions Per Share(3)
		High	Low
Fiscal 2010
Fourth Quarter (through November 16, 2010)	*	$11.62	$9.90	*	*	$0.24
Third Quarter	$9.27	10.70	7.88	115%	85%	0.22
Second Quarter	9.03	8.70	6.50	96%	72%	0.20
First Quarter	8.87	7.05	5.62	79%	63%	0.15
Fiscal 2009
Fourth Quarter	8.36	6.21	4.83	74%	58%	0.15
Third Quarter	8.07	5.51	4.27	68%	53%	0.15
Second Quarter	7.66	4.67	3.30	61%	43%	0.15
First Quarter	7.46	4.50	2.70	60%	36%	0.15
Fiscal 2008
Fourth Quarter	7.68	5.10	2.21	66%	29%	0.20
Third Quarter	9.38	6.32	4.05	67%	43%	0.20
Second Quarter	9.75	8.75	4.89	90%	50%	0.30
First Quarter	10.81	11.78	6.95	109%	64%	0.36

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by NAV.
(3)	Represents the cash distribution declared in the specified quarter.
*	Not determinable at the time of filing.

On November 16, 2010, the last reported sales price of our common stock was $10.46 per share. As of November 16, 2010, we had 160 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During 2008, 2009 and the first half of 2010, our shares of common stock traded at a discount to the net assets attributable to those shares. However, during the third quarter of 2010, our shares of common stock have started to trade at a premium to the net assets attributable to those shares. As of November 16, 2010, our shares of common stock traded at a premium equal to approximately 13% of the net assets attributable to those shares based upon our net asset value as of September 30, 2010. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We currently intend to distribute a minimum of 90% of our ordinary income and net realized short-term capital gains in excess of realized net long-term capital losses, if any, on a quarterly basis to our stockholders. The amount of our quarterly dividends is determined by our Board of Directors. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our ability to make distributions is limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation as a Business Development Company.”

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

Our investment objective is to maximize our portfolio’s total return. Our primary focus is to seek current income by investing primarily in non-public debt securities. We have also invested and may continue to invest in structured finance vehicles which own debt securities. We may also invest in publicly traded debt and/or equity securities. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the 1940 Act. We have elected to be treated for tax purposes as a RIC under the Code beginning with our 2003 taxable year.

Our investment activities are managed by TICC Management, a registered investment adviser under the Advisers Act. TICC Management is owned by BDC Partners, its managing member, and Royce & Associates as a non-managing member. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive chairman, is the President of Royce & Associates. Under our Investment Advisory Agreement, we have agreed to pay TICC Management an annual base fee calculated on gross assets, and an incentive fee based upon our performance. Under our Administration Agreement, we have agreed to pay or reimburse BDC Partners, as administrator, for certain expenses incurred in operating TICC. Our executive officers and directors, and the executive officers of TICC Management and BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For more information, see “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest, which could impact our investment returns.”

We currently concentrate our investments in companies having annual revenues of less than $200 million and/or an equity capitalization of less than $300 million. While the structure of our investments will vary, we invest primarily in the debt of established businesses. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and are cash flow positive. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We expect that our investments will generally range between $5 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant, and accrue interest at fixed or variable rates. As of September 30, 2010, our debt investments had stated interest rates of between 2.37% and 15.58% (excluding our investment in GenuTec Business Solutions, Inc. which carries a zero interest rate through October 30, 2014) and maturity dates of between 10 and 145 months (excluding our investment in WAICCS Las Vegas, LLC). In addition, our total portfolio had a weighted average yield on debt investments of approximately 13.8% including all investments in our portfolio.

Our loans may carry a provision for deferral of some or all of the interest payments and amendment fees, which will be added to the principal amount of the loan. This form of deferred income is referred to as PIK interest or other income and, when earned, is recorded as interest or other income and an increase in the principal amount of the loan. For the quarter ended September 30, 2010, we recognized approximately $71,000 of interest income attributable to PIK associated with our investments in Shearer’s Food, Inc., Allen Systems Group, Inc., Cavtel Holdings, LLC and Workflow Management, Inc., compared to PIK income of approximately $69,000 during the quarter ended September 30, 2009.

We have historically and may continue to borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to TICC Management, will be borne by our common stockholders.

In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance, for which we may receive fees, to our qualified portfolio companies. These fees would be generally non-recurring, however in some instances they may have a recurring component. We have received no fee income for managerial assistance to date.

Prior to making a bilateral investment, we typically enter into a non-binding term sheet with the potential portfolio company. These term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the company’s business and legal documentation for the loan.

To the extent possible, our loans will be collateralized by a security interest in the borrower’s assets or guaranteed by a principal to the transaction. Interest payments, if not deferred, are normally payable quarterly with most debt investments having scheduled principal payments on a monthly or quarterly basis. When we receive a warrant to purchase stock in a portfolio company, the warrant will typically have a nominal strike price, and will entitle us to purchase a modest percentage of the borrower’s stock.

During the quarter ended September 30, 2010, we closed approximately $44.7 million in portfolio investments, including an additional investment of approximately $2.7 million in an existing portfolio company and approximately $42.0 million of investments in new portfolio companies. During the quarter ended September 30, 2010, we recognized a total of $13.4 million from principal repayments on debt investments, and we recognized approximately $34.5 million from the sale of portfolio investments. We realized net gains on investments during the quarter ended September 30, 2010 in the amount of approximately $867,000.

Based upon the fair value determinations made in good faith by the Board of Directors, during the quarter ended September 30, 2010, we had net unrealized gains of approximately $5.0 million, comprised of $9.7 million in gross unrealized appreciation, $4.1 million in gross unrealized depreciation and approximately $0.6 million relating to the reversal of prior period net unrealized appreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the quarter ended September 30, 2010 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
American Integration Technologies, LLC	$3.3
SCS Holdings II, Inc	0.7
Landmark V CDO LTD	0.4
ACA CLO 2006-2, Limited	0.4
GXS Worldwide Inc	0.4
First Data Corporation	(0.3)
Workflow Management, Inc	(0.7)
Palm, Inc	(0.5)
All other, net	1.3

Total	$5.0

During the quarter ended September 30, 2009, we recorded net realized losses of approximately $10.5 million due largely to losses associated with the repayment of our debt investment in Falcon Communications, Inc. of approximately $9.5 million, a cost adjustment related to the restructuring of our debt investment in Punch Software, LLC of approximately $0.6 million and the partial sale of our debt investment in Palm Inc. of approximately $0.4 million.

Based upon the fair value determinations made in good faith by the Board of Directors, during the quarter ended September 30, 2009, we had net unrealized gains of approximately $22.3 million, comprised of $14.3 million in unrealized appreciation, $2.8 million in unrealized depreciation and approximately $10.8 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the three months ended September 30, 2009 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
Falcon Communications, Inc.	$9.5
Questia Media, Inc.	2.2
Palm, Inc.	1.9
Segovia, Inc.	1.7
Workflow Management, Inc.	1.2
American Integration Technologies, LLC	1.0
Cavtel Holdings, LLC	1.0
Hyland Software, Inc.	0.9
Power Tools, Inc.	0.7
AKQA, Inc.	0.7
GXS Worldwide Inc.	0.6
Fusionstorm, Inc.	0.6
Punch Software LLC	0.6
First Data Corporation	0.5
Stratus Technologies, Inc.	0.4
Netquote, Inc.	0.4
Box Services, LLC	(2.5)
All other, net	0.9

Total	$22.3

Current Market and Economic Conditions

Since mid-2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These developments caused a series of failures and restructurings among a large number of financial institutions, which either participated in the origination and distribution of structured or syndicated loan credit products, or invested in them. The debt and equity capital markets in the United States have been impacted by significant write-offs in the financial services sector relating to these products and the re-pricing of credit risk in the loan market, among other things.

These events have constrained the availability of capital for the market as a whole, and the financial services sector in particular. During 2009, the syndicated corporate loans market experienced both unprecedented price declines and volatility. While prices remained depressed across many sectors and ratings categories through most of 2009, we witnessed a strong upward move during the second half of 2009, which has continued into 2010. Although corporate loan prices are still below historical averages, our view is that certain, and primarily larger-issuer, broadly syndicated corporate loans still do not adequately reflect the spreads necessary to compensate investors for the risks involved. In view of the above circumstances, we continue to focus more heavily on middle market issuers and to a limited extent larger issuers, and opportunistically, on certain structured finance investments, including CLO investment vehicles. We have and primarily continue to review a large number of middle market loans and CLO investment vehicles, and have recently made a number of selective purchases in these markets.

During the past two years, we have seen dramatic dislocations across the global credit markets. Companies that several years ago would have had access to debt capital at low credit spreads are now borrowing money at higher credit spreads with more onerous terms. As a result we believe that we may now have the opportunity to provide debt capital to primarily middle market companies representing strong credits on more favorable terms than during the period prior to the dislocation of the credit markets. Additionally, we may now have attractive opportunities to provide capital to some larger companies than we would have been able to lend to in the past through our participation in syndicated debt transactions. As such, we view the current market environment as potentially more favorable for us than during the period prior to the dislocation of the credit markets. However, we cannot assure you whether we will be able to obtain additional debt or equity capital on terms that are acceptable to us. If we are unable to obtain such additional financing, our ability to benefit from the current dislocations within the global credit markets may be limited.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified our investment valuation policy as a critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically fair value each individual investment on a quarterly basis.

We adopted ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements, on January 1, 2008. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. We have determined that due to the general illiquidity of the market for our investment portfolio, whereby little or no market data exists, all of our investments are based upon “Level 3” inputs.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, we have engaged third-party valuation firms to provide assistance in valuing our bilateral investments and, more recently, for certain of our syndicated loans, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

Our process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of our investment is based, in part, on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze the historical and projected financial results, as well as the nature and value of any collateral. We also use industry valuation benchmarks and public market comparables. We also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, our bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value. The types of factors that we may take into account in valuing our investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

We will record unrealized depreciation on bilateral investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. The Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

Given the continued economic downturn, the market for syndicated loans has become increasingly illiquid with limited or no transactions for many of those securities which we hold. On April 9, 2009, the FASB issued additional guidelines under ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity

for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, our valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace for which we obtain indicative bid quotes for purposes of determining the fair value of our syndicated loan investments have shown these attributes of illiquidity as described by ASC-820-10-35. Due to the market illiquidity and the lack of transactions since 2008, we determined that the current agent bank non-binding indicative bids for the substantial majority of our syndicated investments may not be considered reliable, and alternative valuation procedures would need to be performed until liquidity returns to the marketplace. As such, we have engaged third-party valuation firms to provide assistance in valuing certain of our syndicated investments. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be considered reliable, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms. We have considered the factors described in ASC 820-10 and have determined that we are properly valuing the securities in our portfolio.

During the past several quarters, the Company has acquired a number of debt and equity positions in CLO investment vehicles. These investments are special purpose financing vehicles. In valuing such investments, the Company considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, the Company considers the indicative prices provided by the broker who arranges transactions in such investment vehicles, as well as any available information on other relevant transactions in the market. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at September 30, 2010, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using			Total
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$13.1	$0.0	$0.0	$13.1
Senior Secured Notes	0.0	0.0	178.4	178.4
CLO Debt	0.0	0.0	37.4	37.4
CLO Equity	0.0	0.0	6.7	6.7
Common Stock	0.0	0.0	6.0	6.0
Subordinated Notes	0.0	0.0	6.2	6.2
Preferred Stock	0.0	0.0	1.9	1.9
Warrants to purchase equity	0.0	0.0	0.4	0.4

Total	$13.1	$0.0	$237.0	$250.1

A reconciliation of the fair value of investments for three months ending September 30, 2010, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Common Stock Investments	Subordinated Note Investments	Preferred Share Equity Investments	Warrants to Purchase Common Stock Investments	Total
Balance at June 30, 2010	$184.5	$22.9	$6.5	$6.0	$6.5	$1.9	$0.4	$228.7
Realized gains included in earnings	0.5	0.0	0.0	0.0	0.0	0.0	0.0	0.5
Unrealized appreciation included in earnings	3.3	1.7	0.2	0.0	0.1	0.0	0.0	5.3
Accretion of discount	1.1	0.3	0.0	0.0	0.0	0.0	0.0	1.4
Purchases	32.0	12.7	0.0	0.0	0.0	0.0	0.0	44.7
Repayments and Sales(1)	(43.0)	(0.2)	0.0	0.0	(0.4)	0.0	0.0	(43.6)
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Balance at September 30, 2010	$178.4	$37.4	$6.7	$6.0	$6.2	$1.9	$0.4	$237.0

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$3.6	$1.7	$0.2	$0.0	$0.1	$0.0	$0.0	$5.6

(1)	Includes PIK interest of approximately $71,000 and rounding adjustments to reconcile period end balances.

A reconciliation of the fair value of investments for nine months ending September 30, 2010, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Common Stock Investments	Subordinated Note Investments	Preferred Share Equity Investments	Warrants to Purchase Common Stock Investments	Total
Balance at December 31, 2009	$180.1	$4.9	$2.2	$5.5	$2.7	$0.0	$0.5	$195.9
Realized Losses included in earnings	(29.4)	0.0	0.0	0.0	0.0	0.0	0.0	(29.4)
Unrealized appreciation included in earnings	48.4	2.3	(0.4)	0.1	0.8	1.1	(0.1)	52.2
Accretion of discount	3.6	0.6	0.0	0.0	0.0	0.0	0.0	4.2
Purchases(1)	57.3	31.5	4.9	0.4	3.9	0.8	0.0	98.8
Repayments and Sales(2)	(81.6)	(1.9)	0.0	0.0	(1.2)	0.0	0.0	(84.7)
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Balance at September 30, 2010	$178.4	$37.4	$6.7	$6.0	$6.2	$1.9	$0.4	$237.0

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$16.5	$2.3	$(0.4)	$0.1	$0.8	$1.1	$(0.1)	$20.3

(1)	Purchases include rounding adjustments to reconcile period end balances.
(2)	Includes PIK interest of approximately $357,000.

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at December 31, 2009, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$23.8	$0.0	$0.0	$23.8
Bilateral investments	0.0	0.0	84.8	84.8
Syndicated investments	0.0	4.4	104.0	108.4
Collateralized loan obligation investments	0.0	0.0	7.1	7.1

Total	$23.8	$4.4	$195.9	$224.1

The following table shows the fair value of TICC’s portfolio of investments by asset class as of September 30, 2010 and December 31, 2009:

	September 30, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)		(dollars in millions)
Senior Secured Notes	$178.4	75.3%	$184.6	92.1%
CLO Debt	37.4	15.8%	4.9	2.5%
CLO Equity	6.7	2.8%	2.2	1.1%
Subordinated Notes	6.2	2.6%	2.7	1.4%
Common Stock	6.0	2.5%	5.4	2.7%
Preferred Stock	1.9	0.8%	0.0	0.0%
Warrants	0.4	0.2%	0.5	0.2%

Total	$237.0	100.0%	$200.3	100.0%

Portfolio Composition and Investment Activity

The total fair value of our investment portfolio was approximately $237.0 million and $200.3 million as of September 30, 2010 and December 31, 2009, respectively. The increase in investments during the nine month period was due primarily to new portfolio investments of approximately $99.0 million and net unrealized appreciation of approximately $51.6 million. These increases were partially offset by debt repayments and sales of securities totaling approximately $89.3 million, and net realized losses of approximately $29.1 million.

In certain instances, we receive payments based on scheduled amortization of the outstanding balances and sales of portfolio investments. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. For the quarter ended September 30, 2010, we received proceeds of approximately $13.4 million resulting primarily from repayments and recurring amortization payments on outstanding balances on our debt investments, whereas for the year ended December 31, 2009, we had repayments and amortization payments of approximately $68.9 million. The repayments on our debt investments during the quarter ended September 30, 2010, of approximately $13.4 million, largely consisted of repayment of our original investment in senior secured notes issued by Palm, Inc. of approximately $9.5 million. Also, during the quarter ended September 30, 2010, we recognized proceeds of approximately $34.5 million from the sale of investments, primarily from the sale of our investment in senior secured notes issued by NetQuote, Inc. for approximately $19.0 million and the partial sale of our investment in senior secured notes issued by SCS Holdings II, Inc. of approximately $6.4 million. For the year ended December 31, 2009, we recognized proceeds of approximately $14.0 million from the sales of investments.

As of September 30, 2010, we had investments in debt securities of, or loans to, 47 portfolio companies, with a fair value of approximately $222.0 million, and equity investments in 10 portfolio companies, with a fair value of approximately $15.0 million. As of December 31, 2009, we had investments in debt securities of, or loans to, 33 portfolio companies, with a fair value of approximately $192.2 million, and equity investments in 8 portfolio companies, with a fair value of approximately $8.1 million.

A reconciliation of the investment portfolio for the nine months ended September 30, 2010 and the year ended December 31, 2009 follows:

	September 30, 2010	December 31, 2009
	(dollars in millions)	(dollars in millions)
Beginning Investment Portfolio	$200.3	$189.6
Portfolio Investments Acquired	99.0	68.9
Debt Repayments	(42.0)	(68.9)
Sales of Securities	(47.3)	(14.0)
Payment in Kind	0.3	0.2
Original Issue Discount	4.2	2.8
Net Unrealized Appreciation	51.6	32.2
Net Realized Losses	(29.1)	(10.5)

Ending Investment Portfolio	$237.0	$200.3

The following table indicates the quarterly portfolio investment activity for each quarter in the period ended September 30, 2010 and the year ended December 31, 2009:

	New Investments	Debt Repayments	Sales of Securities
	(dollars in millions)	(dollars in millions)	(dollars in millions)
Quarter ended
September 30, 2010	$44.7	$13.4	$34.5
June 30, 2010	15.0	10.8	6.6
March 31, 2010	39.3	17.8	6.2

Total	$99.0	$42.0	$47.3

December 31, 2009	$33.0	$23.3	$6.0
September 30, 2009	24.5	23.2	4.2
June 30, 2009	11.4	18.9	3.8
March 31, 2009	0.0	3.5	0.0

Total	$68.9	$68.9	$14.0

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2010 and December 31, 2009:

	September 30, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)		(dollars in millions)
Senior Secured Notes	$178.4	75.3%	$184.6	92.1%
CLO Debt	37.4	15.8%	4.9	2.5%
CLO Equity	6.7	2.8%	2.2	1.1%
Subordinated Notes	6.2	2.6%	2.7	1.4%
Common Stock	6.0	2.5%	5.4	2.7%
Preferred Stock	1.9	0.8%	0.0	0.0%
Warrants	0.4	0.2%	0.5	0.2%

Total	$237.0	100.0%	$200.3	100.0%

The following table shows our portfolio of investments by industry at fair value, as of September 30, 2010 and December 31, 2009:

	September 30, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
	(dollars in millions)		(dollars in millions)
Software	$67.7	28.6%	$44.8	22.4%
Structured finance	44.1	18.6%	7.1	3.5%
Semiconductor capital equipment	22.6	9.5%	8.4	4.2%
Enterprise software	20.0	8.5%	12.1	6.0%
Telecommunications services	16.1	6.8%	10.9	5.5%
Computer hardware	10.4	4.4%	4.5	2.2%
IT value-added reseller	9.0	3.8%	14.8	7.4%
Advertising	8.3	3.5%	8.2	4.1%
Printing and publishing	5.2	2.2%	3.2	1.6%
Printing and document management	5.1	2.1%	6.3	3.1%
Grocery	4.9	2.1%	4.9	2.4%
Shipping and transportation	4.7	2.0%	4.8	2.4%
Food products manufacturer	4.1	1.7%	0.0	0.0%
Retail food products	4.0	1.7%	4.7	2.4%
Healthcare	3.3	1.4%	3.4	1.7%
Auto parts manufacturer	2.9	1.2%	0.0	0.0%
IT consulting	2.6	1.1%	3.1	1.6%
Interactive voice messaging service	2.0	0.8%	2.0	1.0%
Web-based services	0.0	0.0%	20.8	10.4%
Consumer electronics	0.0	0.0%	12.5	6.2%
Business services	0.0	0.0%	4.4	2.2%
Real estate development	0.0	0.0%	1.5	0.7%
Digital media	0.0	0.0%	13.8	6.9%
Digital imaging	0.0	0.0%	4.1	2.1%

	$237.0	100.0%	$200.3	100.0%

Portfolio Grading

We have adopted an internal credit grading system to monitor the quality of our debt investment portfolio. As of September 30, 2010 and December 31, 2009, our portfolio had a weighted average grade of 2.4 and 2.5, respectively, based upon the fair value of the debt investments in the portfolio. Equity securities are not graded.

At September 30, 2010 and December 31, 2009, our debt investment portfolio was graded as follows:

		September 30, 2010
Grade	Summary Description	Principal Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		(dollars in millions)		(dollars in millions)
1	Company is ahead of expectations and/or outperforming financial covenant requirements and such trend is expected to continue.	$12.5	4.5%	$12.3	5.5%
2	Full repayment of principal and interest is expected.	169.0	60.7%	134.4	60.6%
3	Closer monitoring is required. Full repayment of principal and interest is expected.	78.7	28.2%	73.3	33.0%
4	A reduction of interest income has occurred or is expected to occur. No loss of principal is expected.	—	0.0%	—	0.0%
5	A loss of some portion of principal is expected.	18.5	6.6%	2.0	0.9%

		$278.7	100.0%	$222.0	100.0%

		December 31, 2009
Grade	Summary Description	Principal Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		(dollars in millions)		(dollars in millions)
1	Company is ahead of expectations and/or outperforming financial covenant requirements and such trend is expected to continue.	$26.0	9.7%	$25.5	13.3%
2	Full repayment of principal and interest is expected.	94.3	35.1%	84.9	44.2%
3	Closer monitoring is required. Full repayment of principal and interest is expected.	73.9	27.5%	65.7	34.2%
4	A reduction of interest income has occurred or is expected to occur. No loss of principal is expected.	—	0.0%	—	0.0%
5	A loss of some portion of principal is expected.	74.3	27.7%	16.0	8.3%

		$268.5	100.0%	$192.1	100.0%

We expect that a portion of our investments will be in the grades 3, 4 or 5 categories from time to time, and, as such, we will be required to work with troubled portfolio companies to improve their business and protect our investment. The number and amount of investments included in grades 3, 4 or 5 may fluctuate from period to period.

Further discussion regarding the other investments which experienced significant unrealized depreciation is presented in “Results of Operations.”

Results of Operations

Set forth below is a comparison of our results of operations for the nine months ended September 30, 2010 and 2009, and the years ended December 31, 2009, 2008 and 2007.

Comparison of the nine months ended September 30, 2010 to the nine months ended September 30, 2009.

Investment Income

As of September 30, 2010, our debt investments had stated interest rates of between 2.37% and 15.58% (excluding our investment in GenuTec Business Solutions, Inc. which carries a zero interest rate through October 30, 2014) and maturity dates of between 10 and 145 months (excluding our investment in WAICCS Las Vegas, LLC). In addition, our total portfolio had a weighted average yield on debt investments of approximately 13.8% including all investments in the portfolio, compared to 8.4% as of September 30, 2009.

Investment income for the nine months ended September 30, 2010 was approximately $24.4 million compared to approximately $15.0 million for the nine months ended September 30, 2009. This increase was due largely to an increase in the amount of performing assets in the portfolio, an increase in the amortization of discounts on new debt investments and distributions from the equity interests in our securitization vehicle investments. The total principal value of income producing debt investments as of September 30, 2010 and 2009 was approximately $260.2 million and $189.5 million, respectively. For the nine months ended September 30, 2010, investment income consisted of approximately $15.8 million in cash interest from portfolio investments, approximately $4.2 million in amortization of original issue and market discount, approximately $1.3 million of discount income derived from unscheduled principal cash remittances at par on discounted debt securities, approximately $2.7 million in distributions from the equity interest in securitized vehicle investments and approximately $357,000 in PIK interest income.

For the nine months ended September 30, 2010, fee income of approximately $563,000 was recorded, compared to fee income of approximately $63,000 for the same period in 2009. Fee income consists of non-recurring fees in connection with our investments in portfolio companies, including commitment fees, origination fees and amendment fees.

Operating Expenses

Operating expenses for the nine months ended September 30, 2010 were approximately $6.8 million. This amount consisted of investment advisory fees, compensation expense, professional fees, and general and administrative expenses. Expenses increased approximately $1.7 million from the nine months ended September 30, 2009, attributable primarily to higher investment advisory fees. Operating expenses for the nine months ended September 30, 2009 were approximately $5.1 million.

The investment advisory fee for the nine months ended September 30, 2010 was approximately $4.7 million, representing the base fee for the period as provided for in the investment advisory agreement as well as income incentive fees earned of approximately $1.0 million. The investment advisory fee in the comparable period in 2009 was approximately $3.0 million which consisted of the base fee for the period as well as incentive fees of approximately $47,000. The total increase of approximately $1.7 million is due to an increase in average gross assets and the increase in pre-incentive fee net investment income. At each of September 30, 2010 and December 31, 2009, respectively, approximately $1.7 million and $1.1 million of investment advisory fees remained payable to TICC Management.

Compensation expenses were approximately $723,000 for the nine months ended September 30, 2010, compared to approximately $678,000 for the comparable period in 2009, reflecting the allocation of compensation expenses for the services of our chief financial officer, our chief compliance officer and our controller. At September 30, 2010 and December 31, 2009, respectively, approximately $337,500 and $0 of compensation expenses remained payable.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $788,000 for the nine months ended September 30, 2010, compared to approximately $893,000 for the comparable period in 2009. This was primarily the result of decreases in legal costs of approximately $122,000 as well as fees for valuation services of approximately $95,000 incurred during the nine months ended September 30, 2010. These costs were partially offset by increased auditing fees of approximately $83,000 (due to timing) incurred during the nine months ended September 30, 2010.

General and administrative expenses, consisting primarily of directors’ fees, insurance, transfer agent and custodian fees, office supplies, facilities costs and other expenses, were approximately $603,000 for the nine months ended September 30, 2010 compared to approximately $480,000 for the same period in 2009. This increase was primarily the result of greater proxy related costs of approximately $58,000 as well as an increase in transaction charges related to participations in syndicated loans of approximately $39,000. Office supplies, facilities costs and other office expenses are allocated to us under the terms of the Administration Agreement.

Realized and Unrealized Gains/Losses on Investments

For the nine months ended September 30, 2010, we recorded net realized losses on investments of approximately $29.1 million, which largely represents the loss of approximately $22.9 million on our investment in The CAPS Group as well as the loss of approximately $7.8 million on our investment in Box Services, LLC.

Based upon the fair value determinations made in good faith by the Board of Directors, during the nine months ended September 30, 2010, we had net unrealized gains of approximately $51.6 million, comprised of $34.3 million in gross unrealized appreciation, $12.8 million in gross unrealized depreciation and approximately $30.1 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the nine months ended September 30, 2010 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
The CAPS Group	$22.9
American Integration Technologies, LLC	13.7
Box Services, LLC	7.8
SCS Holdings II, Inc.	1.9
Pegasus Solutions, Inc.	1.8
Palm, Inc.	1.1
Algorithmic Implementations, Inc.	0.9
Pegasus Solutions, Inc. preferred equity	0.8
Stratus Technologies, Inc. high yield notes	0.8
Power Tools, Inc.	0.8
Fusionstorm, Inc.	0.8
Questia Media, Inc.	0.6
Hyland Software, Inc.	0.5
ACA CLO 2006-2, Limited	0.5
Landmark V CDO LTD	0.4
Lightpoint CLO 2007-8a	0.4
Integra Telecomm, Inc.	(0.5)
Cavtel Holdings, LLC	(0.5)
First Data Corporation	(0.7)
Stratus Technologies, Inc. senior secured notes	(0.7)
Sargas CLO 2006-1A	(0.9)
Workflow Management, Inc.	(0.9)
WAICCS Las Vegas, LLC	(1.5)
All other, net	1.6

Total	$51.6

For the nine months ended September 30, 2009, we had a net realized loss on investments of approximately $13.8 million, which is primarily comprised of the loss associated with the realization of our debt investment in Falcon Communications, Inc. of approximately $9.5 million, the partial sale of our debt investment in AKQA, Inc. of approximately $1.4 million, as well as approximately $2.5 million resulting from the repayment of notes held in, and sale of warrants issued by, Punch Software, LLC. New notes were subsequently issued by Punch Software, LLC with an amended interest rate and maturity date.

Based upon the fair value determinations made in good faith by the Board of Directors, during the nine months ended September 30, 2009, we had net unrealized gains of approximately $27.1 million comprised of $31.8 million in unrealized appreciation, $18.4 million in unrealized depreciation and approximately $13.7 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the nine months ended September 30, 2009 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
Falcon Communications, Inc.	$9.5
Palm, Inc.	4.8
Segovia, Inc.	3.8
Punch Software LLC	3.1
AKQA, Inc.	2.9
Questia Media, Inc.	2.9
Cavtel Holdings, LLC	2.3
Hyland Software, Inc.	2.0
GXS Worldwide Inc.	1.8
Netquote, Inc.	1.7
Power Tools, Inc.	1.4
Fusionstorm, Inc.	1.2
Workflow Management, Inc.	1.2
SCS Holdings II, Inc.	1.0
Stratus Technologies, Inc.	0.7
First Data Corporation	0.6
Algorithmic Implementations, Inc.	(0.5)
The CAPS Group	(1.4)
American Integration Technologies, LLC	(2.1)
Box Services, LLC	(4.7)
WAICCS Las Vegas, LLC	(6.9)
Net all other	1.8

Total	$27.1

Please see “—Portfolio Grading” above for more information.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the nine months ended September 30, 2010 and 2009 was $17.6 million and $9.9 million, respectively. This increase was due largely to a greater return on our investment portfolio due to market discounts on new debt investments, distributions from the equity interests in our securitization vehicle investments as well as an increase in the amount of performing assets in the portfolio.

Based on a weighted-average of 26,874,575 shares outstanding (basic and diluted), the net increase in net assets resulting from net investment income per common share for the nine months ended September 30, 2010 was approximately $0.65 for basic and diluted, compared to approximately $0.37 per share for the same period in 2009.

Net Increase in Net Assets Resulting from Operations

We had a net increase in net assets resulting from operations of approximately $40.0 million for the nine months ended September 30, 2010, compared to a net increase of approximately $23.3 million for the comparable period in 2009. This net increase in net assets was attributable to greater net unrealized appreciation on investments and increased net investment income, partially offset by net realized losses on investments.

Based on a weighted-average of 26,874,575 shares outstanding (basic and diluted), the net increase in net assets resulting from operations per common share for the nine months ended September 30, 2010 was approximately $1.49 for basic and diluted, compared to a net increase in net assets of approximately $0.88 per share for the same period in 2009.

Please see “—Portfolio Grading” above for more information.

Comparison of the years ended December 31, 2009 and December 31, 2008

Investment Income

As of December 31, 2009, our debt investments had stated interest rates of between 3.00% and 13.75% (excluding our investment in GenuTec Business Solutions, Inc. which carries a zero interest rate through October 30, 2014 and Punch Software, LLC, which carries a zero interest rate through October 31, 2012) and maturity dates of between 1 and 150 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 9.0%, including GenuTec Business Solutions, Inc. and Punch Software, LLC, and all investments on non-accrual status, compared to 8.9% as of December 31, 2008.

Investment income for year ended December 31, 2009 was approximately $20.5 million compared to approximately $37.3 million for period ended December 31, 2008. This decrease resulted primarily from a lower return on investments and a decrease of the size of our debt investment portfolio over the past year, as the average outstanding principal value declined. The total principal value of income producing investments for the period ended December 31, 2009 and 2008 was approximately $204.0 million and $242.1 million, respectively. For the year ended December 31, 2009, investment income consisted of approximately $17.2 million in cash interest from portfolio investments, approximately $2.8 million in amortization of original issue discount and approximately $162,000 in PIK interest income primarily from our investments in Cavtel Holdings, LLC and Allen Systems Group, Inc.

For the year ended December 31, 2009, other income of approximately $129,000 was recorded, compared to other income of approximately $831,000, in 2008. Other income consists primarily of non-recurring amendment fees earned in conjunction with existing portfolio investments. The decline in other income during 2009 compared with 2008 was due primarily to fewer closed deals and fewer amendments associated with our investment portfolio.

Operating Expenses

Operating expenses for the year ended December 31, 2009, were approximately $7.0 million. This amount consisted primarily of investment advisory fees, professional fees, compensation expenses, directors’ fees and general and administrative expenses. This was a decrease of approximately $8.1 million from the period ended December 31, 2008, which was primarily attributable to a decrease in interest expense of approximately $4.8 million related to our de-levering activity during 2008 and a decrease in investment advisory fees of approximately $2.9 million resulting from the decrease in gross assets during the year ended December 31, 2009. Our operating expenses for the period ended December 31, 2008 were approximately $15.1 million.

The investment advisory fee for fiscal 2009 was approximately $4.1 million, representing primarily the base fee as provided for in the Investment Advisory Agreement, as well as an investment income incentive fee of approximately $52,000. The investment advisory fee in 2008 was approximately $7.0 million, which consisted of the base fee as well as an income incentive fee of approximately $485,000.

Compensation expenses were approximately $971,000 for the year ended December 31, 2009, compared to approximately $906,000 for the period ending December 31, 2008, reflecting primarily the allocation of compensation expenses for the services of our Chief Financial Officer, Chief Compliance Officer, Controller, and other administrative support personnel. At December 31, 2009 and 2008, respectively, no compensation expenses remained payable to BDC Partners.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $1.3 million for the year ended December 31, 2009, compared to approximately $1.6 million for the year ended December 31, 2008. This was primarily the result of decreases in fees for valuation services of approximately $249,000 and legal costs of approximately $73,000, incurred during the twelve months ended December 31, 2009.

No interest expense was incurred during the period ended December 31, 2009. During the same period in the prior year, however, interest expense was approximately $4.8 million as a result of the average level of borrowings outstanding under our credit facility during that period. At December 31, 2009 and December 31, 2008, respectively, there was no outstanding accrued interest expense.

General and administrative expenses, consisting primarily of printing expenses, listing fees, facilities costs and other expenses, were approximately $250,000 in 2009 compared to approximately $401,000 in 2008. This decrease was due primarily to lower listing costs of approximately $43,000 and decreased miscellaneous expenses of approximately $112,000 as a result of proxy solicitation and rights offering costs incurred during 2008. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement.

Realized Losses on Investments

For the year ended December 31, 2009, we had a net realized loss on investments of approximately $10.5 million, which is primarily comprised of the loss on our debt investment in Falcon Communications, Inc. of approximately $9.5 million, the loss on the partial sale of our debt investment in AKQA, Inc. of approximately $1.4 million, the write off of preferred stock of TrueYou.com Inc. of approximately $1.3 million, as well as a loss of approximately $2.5 million resulting from the restructuring of notes held in, and the sale of warrants issued by, Punch Software, LLC (new notes were subsequently issued by Punch Software, LLC with an amended interest rate and maturity date). These losses were partially offset by the realized gain associated with sale of warrants issued by Segovia, Inc. of approximately $5.4 million. For the year ended December 31, 2008, we had net realized losses on our investments of approximately $8.5 million.

Unrealized Appreciation (Depreciation) on Investments

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2009, we had net unrealized gains of approximately $32.2 million, comprised of $43.9 million in gross unrealized appreciation, $22.5 million in gross unrealized depreciation and approximately $10.8 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2009 were as follows (in millions):

Portfolio Company	Changes in Unrealized Appreciation (Depreciation)
Falcon Communications, Inc.	$9.5
Questia Media, Inc.	5.9
Palm, Inc.	4.1
AKQA, Inc.	3.3
Punch Software LLC	3.1
Power Tools, Inc.	2.9
Hyland Software, Inc.	2.7
Cavtel Holdings, LLC	2.2
American Integration Technologies, LLC	2.1
Integra Telecom, Inc.	2.1
Netquote, Inc.	2.0
GXS Worldwide Inc.	1.7
TrueYou.com Inc.	1.3
Workflow Management, Inc.	1.0
SCS Holdings II, Inc.	1.0
Prodigy Health Group	0.8
Fusionstorm, Inc.	0.7
Stratus Technologies, Inc.	0.7
First Data Corporation	0.7
Algorithmic Implementations, Inc.	(0.7)
The CAPS Group	(1.4)
Segovia, Inc.	(1.6)
Box Services, LLC	(5.9)
WAICCS Las Vegas, LLC	(7.5)
Other	1.5

Total	$32.2

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2008, we had net unrealized losses of approximately $66.9 million, comprised of $13.5 million in gross unrealized appreciation, $93.2 million in gross unrealized depreciation and approximately $12.8 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2008 were as follows (in millions):

Portfolio Company	Changes in Unrealized Appreciation (Depreciation)
Pulvermedia, LLC	$10.6
GenuTec Business Solutions, Inc.	(0.7)
Aviel Services, Inc.	(0.9)
GXS Worldwide Inc.	(1.2)
Fusionstorm, Inc.	(1.4)
Algorithmic Implementations, Inc.	(1.7)
Integra Telecom, Inc.	(1.7)
Box Services, LLC	(1.9)
Netquote, Inc.	(2.1)
SCS Holdings II, Inc.	(2.8)
Punch Software, LLC	(2.9)
Power Tools, Inc.	(3.0)
Hyland Software, Inc.	(3.1)
AKQA, Inc.	(3.6)
Palm, Inc.	(4.3)
WAICCS Las Vegas, LLC	(5.7)
Questia Media, Inc.	(6.2)
American Integration Technologies, LLC	(14.7)
The CAPS Group	(18.9)
Other	(0.7)

Total	$(66.9)

See “—Portfolio Grading” above for more information.

Net Increase in Net Assets from Operations

We had a net increase in net assets resulting from operations of approximately $35.2 million for the year ended December 31, 2009, compared to a net decrease in net assets of approximately $53.3 million in 2008. Based on a weighted-average of 26,624,217 shares outstanding (basic and diluted), our net increase in net assets from operations per common share for the year ended December 31, 2009, was approximately $1.32 for basic and diluted earnings, compared to a decrease of $2.19 per share in 2008.

Comparison of the years ended December 31, 2008 and December 31, 2007

Investment Income

As of December 31, 2008, our debt investments had stated interest rates between 3.97% and 14.46% (excluding GenuTec which carries a zero interest rate) and maturity dates of between 1 and 70 months. In addition, as of December 31, 2008, our total portfolio had a weighted average yield, which includes GenuTec and all investments on non-accrual status, on debt investments of approximately 8.9% compared to 11.3% as of December 31, 2007.

Investment income for the year ended December 31, 2008, was approximately $37.3 million compared to approximately $43.8 million for the period ended December 31, 2007. The decrease resulted primarily from our portfolio de-levering actions throughout 2008, as our debt investment portfolio decreased in principal value from $409.3 million to $279.0 million, as well as the lower yield on investments. For the year ended December 31, 2008, investment income consisted of approximately $34.4 million in cash interest from portfolio investments, approximately $1.9 million in amortization of original issue discount and approximately $198,000 in interest from our cash and cash equivalents.

For the year ended December 31, 2008, other income of approximately $831,000 was recorded, consisting primarily of non-recurring amendment fees earned in conjunction with existing portfolio investments, compared to other income of approximately $2.0 million, in 2007. This decrease resulted partially from our lack of originations in new portfolio companies during 2008 as we focused on the repayment of outstanding amounts under our revolving credit facility, which was fully repaid and terminated effective December 30, 2008.

Operating Expenses

Operating expenses for the year ended December 31, 2008, were approximately $15.1 million. This amount consisted primarily of investment advisory fees, interest expense, professional fees, compensation expenses, directors’ fees and general and administrative expenses. This was a decrease of approximately $1.5 million from the period ended December 31, 2007, which was primarily attributable to a decrease in interest expense of approximately $1.8 million related to our de-levering activity during 2008 and a decrease in investment advisory fees of approximately $461,000 resulting from the decrease in gross assets during the year ended December 31, 2008. These decreases were partially offset by an increase in professional fees of approximately $616,000 during the year ended December 31, 2008 over the year ended December 31, 2007. Our operating expenses for the period ended December 31, 2007 were approximately $16.6 million.

The investment advisory fee for fiscal 2008 was approximately $7.0 million, representing primarily the base fee as provided for in the Investment Advisory Agreement, as well as an investment income incentive fee of approximately $485,000. The investment advisory fee in 2007 was approximately $7.5 million, which consisted of the base fee as well as an income incentive fee of approximately $255,000.

Compensation expenses were approximately $906,000 for the year ended December 31, 2008, compared to approximately $898,000 for the period ending December 31, 2007, reflecting primarily the allocation of compensation expenses for the services of our Chief Financial Officer, Controller, and other administrative support personnel. At December 31, 2008 and 2007, respectively, no compensation expenses remained payable to BDC Partners.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $1.6 million for the year ended December 31, 2008, compared to approximately $1.0 million for the year ended December 31, 2007. The increase is attributable to greater fees of approximately $401,000 associated with the number of quarterly reviews performed by third party valuation firms during 2008, higher legal fees of approximately $120,000, and greater audit fees of approximately $93,000.

Interest expense for the year ended December 31, 2008, was approximately $4.8 million, compared to approximately $6.6 million for the year ended December 31, 2007. This decrease of approximately $1.8 million was attributable to delivering activities associated with the repayment of our credit facility throughout the year ended December 31, 2008.

General and administrative expenses, consisting primarily of printing expenses, listing fees, facilities costs and other expenses, were approximately $401,000 in 2008 compared to approximately $310,000 in 2007. The increase is primarily due to greater costs associated with listing fees, printing expenses and proxy related costs incurred during 2008. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement with BDC Partners.

Realized Losses on Investments

For the year ended December 31, 2008, we had net realized losses on investments of approximately $8.5 million due primarily to the realized capital loss of approximately $8.3 million associated with the write-off of our debt and equity investments in Pulvermedia, as well as net realized capital losses of approximately $3.0 million associated with the sale of several of our syndicated loans. The losses were partially offset by realized gains of approximately $1.6 million associated with the repayment of our investment in Aviel Services, Inc. as well as approximately $1.2 million associated with the sale of our warrants held in The Endurance International Group, Inc. For the year ended December 31, 2007, we had net realized losses on our investments of approximately $12.6 million.

Unrealized Appreciation (Depreciation) on Investments

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2008, we had net unrealized losses of approximately $66.9 million, comprised of $13.5 million in gross unrealized appreciation, $93.2 million in gross unrealized depreciation and approximately $12.8 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2008 were as follows (in millions):

Portfolio Company	Changes in Unrealized Appreciation (Depreciation)
Pulvermedia, LLC	$10.6
GenuTec Business Solutions, Inc.	(0.7)
Aviel Services, Inc.	(0.9)
GXS Worldwide Inc.	(1.2)
Fusionstorm, Inc.	(1.4)
Algorithmic Implementations, Inc.	(1.7)
Integra Telecom, Inc.	(1.7)
Box Services, LLC	(1.9)
Netquote, Inc.	(2.1)
SCS Holdings II, Inc.	(2.8)
Punch Software, LLC	(2.9)
Power Tools, Inc.	(3.0)
Hyland Software, Inc.	(3.1)
AKQA, Inc.	(3.6)
Palm, Inc.	(4.3)
WAICCS Las Vegas, LLC	(5.7)
Questia Media, Inc.	(6.2)
American Integration Technologies, LLC	(14.7)
The CAPS Group	(18.9)
Other	(0.7)

Total	$(66.9)

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2007, we had net unrealized losses of approximately $26.3 million, comprised of $5.7 million in gross unrealized appreciation, $45.6 gross million in unrealized depreciation and approximately $13.6 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2007 were as follows:

Portfolio Company	Changes in Unrealized Appreciation (Depreciation)
Algorithmic Implementations, Inc.	$3.0
Segovia, Inc.	1.1
Fusionstorm, Inc.	(0.5)
SCS Holdings II, Inc.	(0.8)
Palm, Inc.	(1.0)
TrueYou.com Inc.	(1.3)
GenuTec Business Solutions, Inc.	(1.4)
Power Tools, Inc.	(2.1)
The CAPS Group	(2.4)
Falcon Communications, Inc.	(9.5)
Pulvermedia, LLC	(10.6)
All other	(0.8)

Total	$(26.3)

Net Decrease in Net Assets from Operations

We had a net decrease in net assets resulting from operations of approximately $53.3 million for the year ended December 31, 2008, compared to a net decrease in net assets of approximately $11.6 million in 2007. Based on a weighted-average of 24,314,512 shares outstanding (basic and diluted), our net decrease in net assets from operations per common share for the year ended December 31, 2008, was approximately $2.19 for basic and diluted earnings, compared to a decrease of $0.56 per share in 2007.

Liquidity and Capital Resources

During the nine months ended September 30, 2010, cash and cash equivalents decreased from approximately $24.0 million at the beginning of the period to approximately $13.1 million at the end of the period. Net cash used by operating activities for the period, consisting primarily of the items described in “—Results of Operations,” was approximately $3.0 million, largely reflecting net investment income (approximately $17.6 million) as well as proceeds from principal repayments and sales of investments (approximately $89.3 million), offset by the purchases of new investments (approximately $99.0 million). During the period, net cash used in financing activities was approximately $13.8 million reflecting the distribution of dividends.

During the year ended December 31, 2009, cash and cash equivalents increased from approximately $14.1 million at the beginning of the period to approximately $24.0 million at the end of the period. Net cash provided by operating activities for the period, consisting primarily of the items described in “— Results of Operations,” was approximately $24.4 million, largely reflecting principal repayments and proceeds from the sale of investments of approximately $79.6 million and net investment income, partially offset by purchases of investments of approximately $65.7 million. During the period, net cash used in financing activities was approximately $14.5 million, reflecting the distribution of dividends.

Share Repurchase Program

On July 30, 2009, the Board of Directors authorized a share repurchase program which provides for the purchase of up to $10 million worth of shares to be implemented at the discretion of our management team. Under the repurchase program, we may, but are not obligated to, repurchase our outstanding common stock in the open market from time to time. The timing and number of shares to be repurchased in the open market will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will be conducted in accordance with the 1940 Act.

Contractual Obligations

We have certain obligations with respect to the investment advisory and administration services we receive. See “— Overview”. We incurred approximately $4.7 million for investment advisory services and $603,000 for administrative services for the nine months ended September 30, 2010. We incurred approximately $4.1 million for investment advisory services and $617,000 for administrative services for the year ended December 31, 2009.

As of September 30, 2010, we had a commitment outstanding to purchase an additional debt investment of approximately $909,100 on our debt investment in Birch Communications, Inc.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Borrowings

We currently have no borrowings. For the nine months ended September 30, 2010 and the year ended December 31, 2009, we did not have a revolving credit facility agreement. However, during 2008, we had a credit facility (the “Credit Facility”) with the Royal Bank of Canada (“RBC”) as an agent and a lender, and Branch Banking and Trust Company (“BB&T”) as an additional lender. We amended the Credit Facility during the year ended December 31, 2008, whereby the total commitment of $150 million (which was a reduction from $180 million as a result of the removal of Commerzbank AG as a lender) was reduced periodically and, effective December 30, 2008, we had fully repaid all amounts under the Credit Facility and reduced the commitment amount thereunder to zero, effectively terminating the Credit Facility.

As a business development company, we generally have an ongoing need to raise additional capital for investment purposes. As a result, we expect, from time to time, to access the debt and equity markets when we believe it is necessary and appropriate to do so. In the future, if we are unable to obtain leverage or raise equity capital on terms that are acceptable to us, our ability to grow our portfolio will be substantially impacted.

Distributions

In order to qualify as a regulated investment company and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to our stockholders on an annual basis.

For the year ended December 31, 2008, management determined that a tax return of capital occurred of approximately $0.08 per share. A written statement identifying the source of dividends for the year was posted on our website.

During the year ended December 31, 2009 we did not have distributions in excess of our earnings. For tax purposes, distributions for 2009 were funded from current net investment income. A written statement identifying the source of the dividend accompanied our fourth quarter dividend payment to our shareholders and was posted on our website. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. We cannot assure shareholders that they will receive any distributions.

To the extent our current and accumulated earnings and profits (as determined for federal income tax purposes) is less than the total amount of our distributions for a taxable year, a portion of those distributions may be a tax-free return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2010
November 2, 2010	December 10, 2010	December 31, 2010	$0.24
July 29, 2010	September 10, 2010	September 30, 2010	0.22
April 29, 2010	June 10, 2010	June 30, 2010	0.20
March 4, 2010	March 24, 2010	March 31, 2010	0.15

Total (2010)			0.81

Fiscal 2009
October 29, 2009	December 10, 2009	December 31, 2009	0.15
July 30, 2009	September 10, 2009	September 30, 2009	0.15
May 5, 2009	June 10, 2009	June 30, 2009	0.15
March 5, 2009	March 17, 2009	March 31, 2009	0.15

Total (2009)			0.60	(1)

Fiscal 2008
October 30, 2008	December 10, 2008	December 31, 2008	0.20
July 31, 2008	September 10, 2008	September 30, 2008	0.20
May 1, 2008	June 16, 2008	June 30, 2008	0.30
March 11, 2008	March 21, 2008	March 31, 2008	0.36

Total (2008)			1.06	(2)

Fiscal 2007
October 25, 2007	December 10, 2007	December 31, 2007	0.36
July 26, 2007	September 7, 2007	September 28, 2007	0.36
April 30, 2007	June 8, 2007	June 29, 2007	0.36
February 27, 2007	March 9, 2007	March 30, 2007	0.36

Total (2007)			1.44	(3)

Fiscal 2006
December 20, 2006	December 29, 2006	January 17, 2007	0.12
October 26, 2006	December 8, 2006	December 29, 2006	0.34
July 26, 2006	September 8, 2006	September 29, 2006	0.32
April 26, 2006	June 9, 2006	June 30, 2006	0.30
February 9, 2006	March 10, 2006	March 31, 2006	0.30

Total (2006)			1.38

Fiscal 2005
December 7, 2005	December 30, 2005	January 18, 2006	0.12
October 27, 2005	December 9, 2005	December 30, 2005	0.30
July 27, 2005	September 10, 2005	September 30, 2005	0.25
April 27, 2005	June 10, 2005	June 30, 2005	0.20
February 9, 2005	March 10, 2005	March 31, 2005	0.14

Total (2005)			1.01

Fiscal 2004
October 27, 2004	December 10, 2004	December 31, 2004	0.11
July 28, 2004	September 10, 2004	September 30, 2004	0.11
May 5, 2004	June 10, 2004	June 30, 2004	0.11
February 2, 2004	March 15, 2004	April 5, 2004	0.10

Total (2004)			0.43	(4)

Total Distributions:			$6.73	(5)

(1)	Distributions for the fiscal year ended December 31, 2009 were funded from undistributed net investment income.
(2)	Includes a return of capital of approximately $0.08 per share for tax purposes.
(3)	Includes a return of capital of approximately $0.02 per share for tax purposes.
(4)	Includes a return of capital of approximately $0.10 per share for tax purposes.
(5)	We did not declare a dividend for the period ended December 31, 2003.

Related Parties

We have a number of business relationships with affiliated or related parties, including the following:

•

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, TICC Management is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement.

•

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries. BDC Partners is the managing member of T2 Advisers, LLC. In addition, Mr. Conroy serves as the Chief Financial Officer of GLIF and the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC.

•

BDC Partners is the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen, Rosenthal and Conroy, along with certain investment and administrative personnel of TICC Management, are invested.

Both we and GLIF have adopted a policy with respect to the allocation of investment opportunities in view of these potential conflicts of interest. Bilateral investment opportunities are those negotiated directly between us, or GLIF, and a prospective portfolio company. Our general policy is to allocate bilateral U.S.-based opportunities to us and bilateral non-U.S.-based opportunities to GLIF; provided, that in instances involving bilateral investment opportunities where there is significant question as to a prospective portfolio company’s primary base of operation (by virtue, for instance, of it conducting business in many countries, including the United States, with no clear principal center of operation or legal domicile), and where that question leads to doubt with regard to an investment in that company representing a “qualified asset” for the purpose of compliance with the “70% test” for qualifying assets for BDCs under Section 55(a) of the 1940 Act, that bilateral investment opportunity will be allocated to GLIF.

Either we or GLIF may also purchase syndicated loans (i.e., those transactions in which an agent bank syndicates loans to four or more investors) of issuers in which the other fund holds no position, or has held a position (and has made no further investment) for a period greater than 30 calendar days and the purchases are not made directly from the other fund or the issuer of the acquired syndicated loans. In instances where both we and GLIF desire to either purchase or sell the same position at the same time, such purchases or sales will generally be allocated on a pro rata basis between us and GLIF based on order size as determined by each fund’s investment adviser in good faith.

Notwithstanding the foregoing policy with respect to the allocation of investment opportunities, any opportunity to invest a sum of less than or equal to $500,000 (an amount generally considered below our or GLIF’s minimum investment threshold) will be allocated to Oxford Gate Capital, LLC.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Recent Developments

On October 22, 2010, we sold our debt investment in Workflow Management, Inc., $5,632,355 in principal, at a price of 93.5% of par. The transaction is expected to settle within 20 days of the trade date.

On November 2, 2010, the Board of Directors declared a distribution of $0.24 per share for the fourth quarter, payable on December 31, 2010 to shareholders of record as of December 10, 2010.

Qualitative and Quantitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of September 30, 2010, three debt investments in our portfolio were at a fixed rate, and the remaining forty-six debt investments were at variable rates, representing approximately $23.0 million and $255.7 million in principal debt, respectively. At September 30, 2010, $237.3 million of our variable rate investments were income producing. The variable rates are based upon LIBOR, and generally reset each year. We expect that future debt investments will generally be made at variable rates.

To illustrate the potential impact of a change in the underlying interest rate on our net increase in net assets resulting from operations, we have assumed a 1% increase in the underlying rate, and no other change in our portfolio as of September 30, 2010. We have also assumed no outstanding borrowings. Under this analysis, net investment income would increase approximately $2.4 million annually. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for changes in the credit quality, size and composition of our portfolio, and other business developments, including borrowing under a credit facility, that could affect the net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

BUSINESS

Overview

We are a specialty finance company principally providing capital to primarily non-public small- and medium-sized companies. Our investment objective is to maximize our portfolio’s total return. Our primary focus is on seeking current income by investing in non-public debt securities. Our debt investments may include bilateral loans (loans where we hold the entirety of a particular loan) and syndicated loans (those where multiple investors hold portions of that loan). We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments. We may also invest in publicly traded debt and/or equity securities. As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

We currently concentrate our investments in companies having annual revenues of less than $200 million and/or an equity capitalization of less than $300 million. Historically, our investments have typically ranged from $5 million to $30 million each, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant, and accrue interest at fixed or variable rates.

While the structure of our investments will vary, we invest primarily in the debt of established companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and are cash flow positive. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We may also borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Advisers Act. TICC Management is owned by BDC Partners, its managing member, and Royce & Associates. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates. Under our Investment Advisory Agreement with TICC Management, we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Portfolio Management — Investment Advisory Agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” In addition, we have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Our headquarters are located at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

Current Market Conditions and Investment Opportunity

Since mid-2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These developments caused a series of failures and restructurings among a large number of financial institutions, which either participated in the origination and distribution of structured or syndicated loan credit products, or invested in them. The debt and equity capital markets in the United States have been impacted by significant write-offs in the financial services sector relating to these products and the re-pricing of credit risk in the loan market, among other things.

These events have constrained the availability of capital for the market as a whole, and the financial services sector in particular. During 2009 the syndicated corporate loans market experienced both unprecedented price declines and volatility. While prices remained depressed across many sectors and ratings categories through most of 2009, we witnessed a strong upward move during the second half of 2009, which has continued into 2010. Although corporate loan prices are still below historical averages, our view is that certain, and primarily larger-issuer, broadly syndicated corporate loans still do not adequately reflect the spreads necessary to compensate investors for the risks involved. In view of the above circumstances, we continue to focus more heavily on middle market issuers and to a limited extent larger issuers, and opportunistically, on certain structured finance investments, including CLO investment vehicles. We have and primarily continue to review a large number of middle market loans and CLO investment vehicles, and have recently made a number of selective purchases in these markets.

During the past two years, we have seen dramatic dislocations across the global credit markets. Companies that several years ago would have had access to debt capital at low credit spreads are now borrowing money at higher credit spreads with more onerous terms. As a result we believe that we may now have the opportunity to provide debt capital to primarily middle market companies representing strong credits on more favorable terms than during the period prior to the dislocation of the credit markets. Additionally, we may now have attractive opportunities to provide capital to some larger companies than we would have been able to lend to in the past through our participation in syndicated debt transactions. As such, we view the current market environment as potentially more favorable for us than during the period prior to the dislocation of the credit markets. However, we cannot assure you whether we will be able to obtain additional debt or equity capital on terms that are acceptable to us. If we are unable to obtain such additional financing, our ability to benefit from the current dislocations within the global credit markets may be limited.

Competitive Advantages

We believe that we are well positioned to provide financing primarily to middle market companies for the following reasons:

•	Expertise in credit analysis and monitoring investments;

•	Flexible investment approach; and

•	Established deal sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is middle market companies, we have invested, and will likely continue to invest, in larger companies and in other investment structures on an opportunistic basis. Most recently, we have invested in a number of CLO investment vehicles. We believe our experience (see biographies of TICC in analyzing middle market companies and CLO investment structures, as detailed in the biographies of TICC Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the operating characteristics of middle market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•

Jonathan H. Cohen, our Chief Executive Officer, has more than 19 years of experience in equity research and investment. Mr. Cohen is also the Chief Executive Officer of T2 Advisers, LLC, the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF). He was named to Institutional Investor’s “All-American” research team in 1996, 1997 and 1998. During his career, Mr. Cohen has managed technology research groups covering computer software and hardware companies, telecommunication companies and semiconductor companies at several firms, including Wit SoundView, Merrill Lynch & Co., UBS Securities and Smith Barney. Mr. Cohen was also the owner and a principal of JHC Capital Management, LLC, a registered investment adviser that served as the sub-adviser to the Royce Technology Value Fund, a technology-focused mutual fund.

•

Saul B. Rosenthal, our President and Chief Operating Officer, has 12 years of experience in the capital markets, with a focus on small to middle-market transactions in the technology sector. Mr. Rosenthal is also the President of T2 Advisers, LLC, the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF). Mr. Rosenthal previously served as President of Privet Financial Securities, LLC, a broker-dealer providing advisory services to technology companies, and previously led the private financing/public company effort at SoundView Technology Group, where he co-founded SoundView’s Private Equity Group. He was a Vice President and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP.

•

Darryl Monasebian is the Senior Managing Director, Head of Portfolio Management of TICC Management, LLC, the advisor of TICC. Previously, Mr. Monasebian was a Director in the Merchant Banking Group at BNP Paribas, and prior to that was a Director at Swiss Bank Corporation and a Senior Account Officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an Investment Analyst in the Corporate Investments Department. Mr. Monasebian has more than 20 years of banking and investment management experience.

•

Hari Srinivasan is Managing Director and Portfolio Manager of TICC Management, LLC, the advisor of TICC. Previously, Mr. Srinivasan was a Credit Manager focusing on the restructuring and monetization of distressed assets in Lucent Technologies’ vendor finance portfolio, and credit analysis of several of Lucent’s telecom customers. Prior to that, he was an analyst in Fixed Income with Lehman Brothers. Mr. Srinivasan began his career as a Computer Science engineer.

Flexible investment approach

While we must comply with the 1940 Act, we have significant flexibility in selecting and structuring our investments. We also have fairly broad latitude as to the term and nature of our investments. We recognize that middle market companies in some cases may make corporate development decisions that favorably impact long-term enterprise value at the expense of short-term financial performance. We believe that this fundamental investment understanding results in a more flexible approach to managing investments which facilitates positive, long-term relationships with our portfolio companies, bankers and other intermediaries and enables us to be a preferred source of capital to them. We also believe our approach enables our debt financing to be a viable alternative capital source for funding middle market companies that wish to avoid the dilutive effects of equity financings.

We are not subject to the investment time requirements and reinvestment limitations of private funds. These provisions typically require that such private funds invest capital within a set period of time and then ultimately return to investors the initial capital and associated capital gains, with certain limitation on reinvesting such capital. We believe that our ability to make investments at the most opportune time rather than based on a pre-agreed time horizon with the ability to reinvest such funds indefinitely should help us to maximize returns on our invested capital.

Established deal sourcing network

Through the investment professionals of TICC Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of TICC Management have developed strong reputations within the investment community over their years in the banking, investment management and equity research field.

Investment Process

Identification of prospective portfolio companies

We identify and source new prospective portfolio companies through a network of venture capital and private equity funds, investment banks, accounting and law firms and direct company relationships. We have identified several criteria that we believe are important in seeking our investment objective. These criteria provide general guidelines for our investment decisions; however, we do not require each prospective portfolio company in which we choose to invest to meet all of these criteria.

•

Experienced management.    We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

•

Significant financial or strategic sponsor and / or strategic partner.    We prefer to invest in companies in which established private equity or venture capital funds or other financial or strategic sponsors have previously invested and are willing to make an ongoing contribution to the management of the business, including participation as board members or as business advisers.

•	Strong competitive position in industry. We seek to invest in companies that have developed a strong competitive position within their respective sector or niche of a specific industry.

•	Profitable on a cash flow basis. We focus on companies that are profitable or nearly profitable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies.

•

Clearly defined exit strategy.    Prior to making an investment in a debt security that is accompanied by an equity-based security in a portfolio company, we analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a merger or an acquisition of the company, a private sale of our equity interest to a third party, or a purchase of our equity position by the company or one of its stockholders.

•

Liquidation value of assets.    Although we do not operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, software code, customer lists, networks and databases.

Due diligence

If a company meets some of the characteristics described above, we perform a preliminary due diligence review including company and technology assessments, market analysis, competitive analysis, evaluation of management, risk analysis and transaction size, pricing and structure analysis. The criteria delineated below provide general parameters for our investment decisions, although not all of such criteria will be followed in each instance. Upon successful completion of this preliminary evaluation process, we will decide whether to deliver a non-binding letter of intent, after which our administrator, BDC Partners, generally receives an upfront advance to cover our due diligence-related expenses, begin the due diligence process and move forward towards the completion of a transaction.

Our due diligence process generally includes the following elements:

Management team and financial sponsor

•

management assessment including a review of management’s track record with respect to product development, sales and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities, reference and background checks; and

•	financial sponsor reputation, track record, experience and knowledge (where a financial sponsor is present in a transaction).

Business

•	industry and competitive analysis;

•	customer and vendor interviews to assess both business prospects and standard practices of the company;

•	assessment of likely exit strategies; and

•	potential regulatory / legal issues.

Financial condition

•	detailed review of the historical financial performance and the quality of earnings;

•	development of detailed pro forma financial projections;

•	review of internal controls and accounting systems;

•	review of assets and liabilities, including contingent liabilities; and

Technology assessment

•	evaluation of intellectual property position;

•	review of research and development milestones;

•	analysis of core technology under development;

•	assessment of collaborations and other technology validations; and

•	assessment of market and growth potential.

Contemporaneous with our due diligence process, the investment team prepares a detailed credit memorandum for presentation to our Investment Committee, which currently consists of Messrs. Cohen and Rosenthal. Our Investment Committee reviews and approves each of our portfolio investments.

Investment Structuring

We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior debt, senior subordinated debt and junior subordinated debt, of primarily non-public small- and medium-sized companies. We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

In structuring our investments, we seek to ascertain the asset quality as well as the earnings quality of our prospective portfolio companies. Frequently, we obtain a senior secured position and thus receive a perfected, first priority security interest in substantially all of our portfolio companies’ assets, which entitles us to a preferred position on payments in the event of liquidation, and in many cases a pledge of the equity by the equity owners. It should be noted, however, that because we are not primarily an asset-based lender, in the current economic environment, the value of collateral and security interests may dissipate rapidly. In addition, we seek to structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the portfolio company to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent portfolio companies from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the portfolio company to maintain or achieve specified financial ratios such as debt to cash flow and interest coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also provide protection against customary events of default such as non-payment, breach of covenant, insolvency and change of control.

Senior Debt

The senior debt in which we invest generally holds a senior position in the capital structure of a portfolio company. Such debt may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of our investment adviser, in the category of senior debt. A senior position in the borrower’s capital structure generally gives the holder of the senior debt a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock in the event the borrower defaults or becomes bankrupt. The senior debt in which we invest may be wholly or partially secured by collateral, or may be unsecured. However, there may be instances in which senior debt held by other investors is in a superior position in the borrower’s capital structure.

Senior Subordinated Debt

Senior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt. As a result, senior subordinated debt is riskier than senior debt. Although such loans are sometimes secured by significant collateral, we principally rely on the borrower’s cash flow for repayment. Additionally, we often receive warrants to acquire shares of stock in borrowers in connection with these loans.

Junior Subordinated Debt

Structurally, junior subordinated debt is subordinate in priority of payment to senior debt (and is often unsecured), but is senior in priority to equity. Junior subordinated debt often has elements of both debt and equity instruments, having the fixed returns associated with senior debt while also providing the opportunity to participate in the future growth potential of a company through an equity component, typically in the form of warrants. Due to its higher risk profile and less restrictive covenants, loans associated with junior subordinated debt financing generally earn a higher return than senior debt or senior subordinated debt instruments.

Ongoing Relationships with Portfolio Companies

Monitoring.     We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual company on at least a quarterly and, in most cases, a monthly basis.

We have several methods of evaluating and monitoring the performance of our bilateral debt and equity positions, including but not limited to the following:

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	periodic formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;

•	board observation rights; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition, we may from time to time identify investments that require closer monitoring or become workout assets. In such cases, we will develop a strategy for workout assets and periodically gauge our progress against that strategy. As a private equity holder, we may incur losses from our investing activities from time to time, however we attempt where possible to work with troubled portfolio companies in order to recover as much of our investments as is practicable.

Portfolio Grading

We have developed a credit grading system to monitor the quality of our debt investment portfolio. We use an investment rating scale of 1 to 5. The following table provides a description of the conditions associated with each debt investment. Equity securities are not graded.

Grade	Summary Description
1	Company is ahead of expectations and/or outperforming financial covenant requirements and such trend is expected to continue.

2	Full repayment of principal and interest is expected.

3	Closer monitoring is required. Full repayment of principal and interest is expected.

4	A reduction of interest income has occurred or is expected to occur. No loss of principal is expected.

5	A loss of some portion of principal is expected.

Managerial assistance

As a business development company, we are required to offer managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Portfolio Overview

We seek to create a portfolio that includes primarily senior secured loans, senior subordinated and junior subordinated debt investments, as well as warrants and other equity instruments we may receive in connection with such debt investments. We historically have invested between $5 million and $30 million in each of our portfolio companies with a goal of maintaining a diversified portfolio.

The following is a representative list of the industries in which we have invested:

•Software	•Enterprise software

•IT value-added reseller	•IT consulting

•Web-based services	•Healthcare

•Printing & document management	•Structured finance

•Printing and publishing	•Grocery

•Semiconductor capital equipment	•Telecommunication services

•Food products manufacturer	•Interactive voice messaging

•Consumer electronics	•Auto parts manufacturer

•Advertising	•Retail food products

•Real estate development	•Computer hardware

•Business services	•Shipping & transportation

During the fourth quarter of 2009, we invested approximately $7.3 million in the junior capital of four different collateralized loan obligation (“CLO”) vehicles. Due to the dramatic events in the credit markets over the past two years, we have identified what we believe are compelling investment opportunities in the CLO sector. The investments included three subordinated debt and one residual value investment in CLO tranches bought in the secondary market at substantial discounts to their par values, which may provide an attractive risk-adjusted return. We believe that this asset class continues to present investment opportunities for attractive risk-adjusted returns and we continue to review other CLO tranches. At December 31, 2009, this asset class represented approximately 3.6% of our total portfolio on a fair value basis.

At September 30, 2010, our portfolio was invested approximately 75.3% in senior secured notes and bonds, 15.8% in CLO debt, 2.6% in senior subordinated unsecured notes, 2.8% in CLO preference shares and 3.5% in equity.

TEN LARGEST PORTFOLIO INVESTMENTS AS OF SEPTEMBER 30, 2010

Our ten largest portfolio company investments at September 30, 2010, based on the combined fair value of the debt and equity securities we hold in each portfolio company, were as follows:

		At September 30, 2010 ($ in millions)
Portfolio Company	Industry	Cost	Fair Value	Fair Value Percentage of Total Portfolio
American Integration Technologies, LLC	Semiconductor capital	$21.5	$22.6	9.5%
Algorithmic Implementations, Inc.	Software	18.4	19.6	8.3%
Hyland Software, Inc.	Enterprise software	10.9	11.0	4.6%
Stratus Technologies, Inc.	Computer hardware	9.7	10.4	4.4%
Airvana Network Solutions, Inc.	Software	10.0	10.0	4.2%
AKQA, Inc.	Advertising	8.4	8.2	3.5%
Power Tools, Inc.	Software	9.5	8.1	3.4%
GXS Worldwide Inc.	Software	7.9	7.9	3.3%
SonicWALL, Inc.	Software	6.8	6.9	2.9%
SCS Holdings II, Inc.	IT value-added reseller	7.5	6.8	2.9%

Total		$110.6	$111.5	47.0%

For a description of the factors relevant to the changes in the value of the above portfolio investments for the nine months ended September 30, 2010, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Grading.”

Set forth below are descriptions of the ten largest portfolio investments as of September 30, 2010:

American Integration Technologies, LLC

American Integration Technologies, LLC (“AIT”) is a semiconductor capital equipment contract manufacturer. AIT specializes in precision sheet metal fabrication, tubular frame welding, integration of components and assembly of complex equipment, primarily used for the semiconductor industry.

Our investment in AIT, which closed in May 2006, consisted of $12.0 million in senior secured notes. During April 2007, we invested an additional $15.0 million in senior secured notes issued by AIT. Also in 2007, AIT paid down approximately $3.4 million on the senior secured notes. In April 2010, the notes were restructured and approximately $25.4 million remained outstanding as of September 30, 2010.

Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)

Algorithmic Implementations, Inc. (“Ai Squared”) has been providing assistive technology for more than 15 years to computer users with low vision. The Company’s flagship product is ZoomText, a screen magnification and reading software application for the visually impaired.

Our investment in Ai Squared, which closed in September 2006, consisted of $22.0 million in senior secured notes and common stock. TICC and an individual investor each acquired 50% of the outstanding equity of Ai Squared in connection with our investment in the company. As of September 30, 2010, approximately $15.7 million remained outstanding on our investment in the senior secured notes.

Hyland Software, Inc.

Hyland Software, Inc. (“Hyland”) operates in the mid-tier segment of the Enterprise Content Management (“ECM”) software market. Hyland’s fully integrated ECM software suite is used to capture, route, manage, share and archive high volumes of corporate information critical to business operations, audits and customer services.

Our original investment in Hyland, which closed on August 9, 2007, consisted of $8.0 million in second lien senior secured notes. During 2008, we made an additional investment of $3.0 million in second lien senior secured notes. There is no regular amortization payment for these notes which are due in full in 2014.

Stratus Technologies, Inc.

Stratus Technologies, Inc. provides fault tolerance computer products, servers and services for companies which require continuous operations to run mission critical businesses.

In April 2010, we purchased $10.0 million of the first lien secured high yield notes issued by Stratus, as well as common and preferred equity.

Airvana Network Solutions, Inc.

Airvana Network Solutions, Inc. (“Airvana”) is a provider of mobile network infrastructure software to wireless operators.

In August 2010, we purchased $10.0 million in first lien senior secured notes issued by Airvana Network Solutions, Inc. and in September 2010 we acquired an additional $1.1 million of the same notes issued by Airvana. As of September 30, 2010, approximately $10.2 million remained outstanding on our combined investment in the senior secured notes.

AKQA, Inc.

AKQA, Inc. (“AKQA”) is a digital interactive advertising company that delivers marketing solutions to blue chip clients. AKQA focuses on creating and delivering marketing solutions in digital media such as the Internet, mobile products, digital outdoor signage, gaming consoles and kiosks.

In March 2007, we acquired $25.0 million in senior secured notes issued by AKQA. During 2008 and 2009, we sold approximately $15.0 million of the senior secured notes issued by AKQA.

Power Tools, Inc. (d/b/a “Axceler”)

Power Tools, Inc. (“Power Tools”) provides software for content and data integration, workflow and automated administration for IBM Lotus Notes and Domino.

In May 2006, we acquired $12.0 million in senior secured notes issued by Power Tools and, also at the time of closing, we acquired $350,000 in warrants to purchase common stock issued by Power Tools. At September 30, 2010, $9.3 million of the senior secured notes remained outstanding.

GXS Worldwide, Inc.

GXS Worldwide, Inc. (“GXS”) is a business-to-business service provider whose product solutions enable customers to exchange trade related information electronically. GXS’s customers include small and medium businesses as well as large enterprise companies.

In December 2009, we acquired $8.0 million in high yield senior secured notes issued by GXS.

SonicWALL, Inc.

SonicWALL, Inc. (“SonicWALL”) is a leading provider of the integrated network security devices and subscription services primarily to the Small and Medium Enterprise (“SME”) market and governments. Its products provide secure e-mail and Internet access to wired and wireless broadband customers, enable Internet based remote connectivity for distributed organizations and provide ongoing protection against security threats.

In July 2010, we purchased $2.0 million of first lien senior secured notes issued by SonicWALL and $5.0 million of the second lien senior secured notes issued by SonicWALL.

SCS Holdings II, Inc.

SCS Holdings, II, Inc. (“Sirius Computer Solutions”) is a value added IT reseller that provides solutions for storage, servers and software with a focus on IBM products.

In December 2006, we acquired $14.5 million in second lien senior secured notes issued by Sirius Computer Solutions. There is no regular amortization payment for these notes which are due in full in 2013. In August 2010, $7.0 million in par value of these notes was sold.

Competition

Our primary competitors to provide financing to primarily non-public small- and medium-sized companies include private equity and venture capital funds, other equity and non-equity based investment funds, including other business development companies, and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees

We have no employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse BDC Partners for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer, chief compliance officer, controller and other administrative support personnel.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, where we occupy our office space pursuant to our Administration Agreement with BDC Partners. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2010 regarding each portfolio company in which we have a debt or equity investment. The general terms of our loans and other investments are described in “Business — Investment Process — Investment structuring.” We offer to make available significant managerial assistance to our qualified portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held	Cost	Fair Value(2)
ACA CLO 2006-2, Limited c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO preferred equity(12)	20.3%	$2,200,000	$2,675,000

Airvana Network Solutions, Inc. 19 Alpha Road Chelmsford, MA 01824	software	senior secured notes(4)(6) (11.00%, due August 27, 2014)	—	9,974,804	10,041,306

AKQA, Inc. 118 King Street, 6th Floor San Francisco, CA 94107	advertising	senior secured notes(4)(6) (4.79%, due March 20, 2013)	—	8,390,502	8,247,863

Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(4)(5)(6) (9.84%, due September 11, 2013)	—	15,446,514	15,675,000
130 Taconic Business Park Road Manchester Center, VT 05255		common stock(12)	50.0%	3,000,000	3,900,000

Allen Systems Group, Inc. 1333 Third Avenue South Naples, FL USA 34102	software	second lien senior secured notes(3)(4)(5) (13.00%, due April 19, 2014)	—	3,447,969	3,531,160

American Integration Tech., LLC 481 N. Dean Avenue Chandler, AZ 85226	semiconductor capital equipment	senior secured notes(4)(5) (11.75%, due December 31, 2013)	—	21,493,858	22,607,696

Avenue CLO V LTD 2007-5A D1 c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands (13)	structured finance	CLO secured notes(4)(5) (3.95%, due April 25, 2019)	—	1,678,973	1,646,912

Band Digital Inc. (f/k/a “WHITTMANHART, Inc.”)	IT consulting	senior secured notes(4)(6) (15.58%, due December 31, 2011)	—	2,625,000	2,625,000
440 W. Ontario Street Chicago, IL 60610		warrants to purchase common stock(7)(12)(14)	—	0	0

Birch Communications, Inc. 3060 Peachtree Road Atlanta, GA 30305	telecommunication services	senior secured notes(4) (15.00%, due June 21, 2015)	—	4,090,909	4,090,909

Canaras CLO — 2007-1A E Templar House Don Road, St. Helier Jersey JE1 2TR Channel Islands(13)	structured finance	CLO secured notes(4)(5) (4.64%, due June 19, 2021)	—	1,785,493	1,820,000

Cavtel Holdings, LLC 2134 W. Laburnum Avenue Richmond, VA 23227	telecommunication services	first lien senior secured notes(3)(4)(5)(6) (9.50%, due December 31, 2012)	—	4,402,831	6,055,497

CIFC CLO - 2006-1A B2L c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands (13)	structured finance	CLO secured notes(4)(5) (4.52%, due October 20, 2020)	—	1,573,967	1,623,642

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held	Cost	Fair Value(2)
Del Mar CLO I Ltd. 2006-1 c/o Maples Finance Limited P.O. Box 1093GT Queensgate House, South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5)(6) (4.47%, due July 25, 2018)	—	918,941	1,025,746

Drew Marine Partners, L.P. One Drew Plaza Boonton, NJ 07005	shipping & transportation	first lien senior secured notes(4)(5)(6) (9.50%, due August 31, 2014)	—	4,611,532	4,671,563

Fairway Group Acquisition Co. 2284 12th Avenue New York, NY 10027	grocery	first lien senior secured notes(4)(5) (12.00%, due October 1, 2014)	—	4,837,376	4,939,772

Flagship 2005-4A D c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5) (5.05%, due June 1, 2017)	—	1,513,808	1,476,338

Fusionstorm, Inc. 2 Bryant Street, Suite 150	IT value-added reseller	subordinated notes(4)(5)(6) (11.74%, due October 2, 2011)	—	2,173,357	2,126,025
San Francisco, CA 94105		warrants to purchase common stock(7)(12)	3.2%	725,000	150,000

GenuTec Business Solutions, Inc. 28202 Cabot Road, Suite 650	interactive voice messaging services	senior secured notes(4)(5)(7) (0.0%, due October 30, 2014)	—	3,042,025	2,000,000
Laguna Niguel, CA 92677		convertible preferred stock(7)(15)	74.7%	1,500,000	0

GXS Worldwide Inc. 100 Edison Park Drive Gaithersburg, MD 20878	software	senior secured notes(5) (9.75%, due June 15, 2015)	—	7,880,342	7,920,000

Harch CLO II LTD 2005-2a e c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5) (5.51%, due October 22, 2017)	—	2,337,866	2,409,631

Hewetts Island CDO 2007- 1RA E c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(6) (7.15%, due November 12, 2019)	—	1,850,634	1,985,076

Hewetts Island CDO III 2005-1A D c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5) (6.17%, due August 9, 2017)	—	3,445,142	3,785,557

Hewetts Island CDO IV 2006-4X E BB c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5) (4.97%, due May 9, 2018)	—	1,463,621	1,695,172

HHI Holdings LLC 2727 W. 14 Mile Road Royal Oak, MI 48073	auto parts manufacturer	senior secured notes(4)(5) (10.50%, due March 30, 2015)	—	2,841,973	2,939,625

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held	Cost	Fair Value(2)
Hudson Straits CLO 2004-1A E c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5) (7.28%, due October 15, 2016)	—	1,261,559	1,391,460

Hyland Software, Inc. 28500 Clemens Road Westlake, OH 44145	enterprise software	second lien senior secured notes(4)(5) (6.88%, due June 30, 2014)	—	10,946,616	10,989,000

Integra Telecomm, Inc. 1201 NE Lloyd Boulevard, Suite 500 Portland, OR 97232	telecommunications services	common stock(7)(12)	0.6%	1,712,397	1,959,011

Krispy Kreme Doughnut Corp. 370 Knollwood Street, Suite 500 Winston-Salem, NC 27103	retail food products	first lien senior secured notes(4)(5)(6) (10.75%, due February 16, 2014)	—	3,811,422	4,022,890

Landmark V CDO LTD c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO senior secured notes(4)(5)(6) (5.55%, due June 1, 2017)	—	2,119,622	2,521,341

Latitude II CLO 2006 2A D c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO senior secured notes(4)(5)(6) (4.04%, due December 15, 2018)	—	1,452,983	1,496,022

Latitude III CLO 2007-3A c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5) (4.28%, due April 11, 2021)	—	1,810,670	1,840,000

Liberty CDO LTD 2005-1A C c/o Walkers SPV Limited P.O. Box 908GT Walker House Mary Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5)(6) (2.37%, due November 1, 2017)	—	1,446,161	1,434,274

Lightpoint CLO 2007-8a c/o Walkers SPV Limited P.O. Box 908GT Walker House, 87 Mary Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5) (7.03%, due July 25, 2018)	—	2,703,321	3,050,000

Loomis Sayles CLO 2006-1AE c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5) (4.35%, due October 26, 2020)	—	1,798,239	1,860,876

Ocean Trails CLO II 2007-2a-d c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO subordinated secured notes(4)(5) (5.03%, due June 27, 2022)	—	1,949,818	1,952,590

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held	Cost	Fair Value(2)
Pegasus Solutions, Inc. Campbell Centre I	enterprise software	first lien senior secured notes(4)(5)(6) (7.75%, due April 17, 2013)	—	2,724,700	2,838,369
8350 North Central Expressway, Suite 1900		second lien senior secured notes(3)(5)(6) (13.00%, due April 15, 2014)	—	2,742,888	4,525,656
Dallas, TX 75206		common equity(7)(12)	0.8%	62,595	154,710
		preferred equity(7)	7.8%	657,247	1,451,174

Power Tools, Inc. 600 Unicorn Park Drive	software	senior secured notes(4)(5)(6) (12.00%, due May 16, 2014)	—	9,152,642	7,862,500
Woburn, MA 01801		warrants to purchase common stock(7)(12)	4.9%	350,000	270,000

Prodigy Health Group 300 Corporate Parkway Amherst, NY 14226	healthcare	second lien senior secured notes(4)(5) (8.26%, due November 29, 2013)	—	2,405,898	3,328,000

Prospero CLO II BV Fred. Roeskestraat 123 1076 EE Amsterdam The Netherlands(13)	structured finance	CLO senior secured notes(4)(5) (4.47%, due October 20, 2022)	—	4,146,575	4,356,000

QA Direct Holdings, LLC 30 East 33rd Street New York, NY 10016	printing and publishing	first lien senior secured notes(4)(5)(6) (8.25%, due August 10, 2014)	—	5,141,676	5,156,736

Sargas CLO 2006 -1A c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO subordinated notes	32.6%	4,945,500	4,040,000

SCS Holdings II, Inc. 613 N.W. Loop 410, Suite 1000 San Antonio, TX 78216	IT value-added reseller	second lien senior secured notes(4) (6.29%, due May 30, 2013)	—	7,508,204	6,750,000

Shearer’s Food Inc. 692 Wabash Avenue North Brewster, OH 44613	food products manufacturer	subordinated notes(3)(4)(5) (15.00%, due March 31, 2016)	—	3,945,765	4,080,813

Shield Finance Co. Abingdon Science Park Abingdon, OX14 3YP United Kingdom	software	first lien term notes(4)(5)(6) (7.75%, due June 15, 2016)	—	5,720,300	5,761,463

SonicWALL, Inc. 2001 Logic Drive	software	first lien senior secured notes(4)(5) (8.25%, due January 23, 2016)	—	1,941,583	2,000,000
San Jose, CA 95124		second lien senior secured notes(4)(5) (12.00%, due January 23, 2017)	—	4,852,834	4,900,000

Stratus Technologies, Inc. 111 Powdermill Road	computer hardware	first lien high yield notes(5) (12.00%, due March 29, 2015)	—	9,139,894	9,930,000
Maynard, MA 01754-3409		common equity(7)(12)	0.5%	377,928	0
		preferred equity(7)	0.5%	186,622	431,480

U.S. Telepacific Corp. 515 S. Flower St. Los Angeles, CA 90071	telecommunication services	senior secured notes(4)(5) (9.25%, due August 4, 2011)	—	3,955,040	3,984,975

Vision Solutions, Inc 15300 Barranca Parkway Irvine, CA 92614	software	senior secured notes(4)(5) (7.75%, due July 23, 2016)	—	5,765,559	5,880,000

WAICCS Las Vegas, LLC 767 Fifth Avenue New York, NY 10153	real estate development	second lien senior secured notes(4)(7)(10)(11) (9.31%, due July 31, 2009)	—	15,000,000	0

Workflow Management, Inc. 220 East Monument Avenue Dayton, OH 45402	printing & document management	first lien senior secured notes(3)(4)(5)(6)(16) (8.00%, due November 30, 2011)	—	4,901,349	5,069,120

Total				$245,890,044	$236,952,950

(1)	Other than Algorithmic Implementation, Inc. (d/b/a AiSquared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by our Board of Directors.
(3)	Investment includes payment-in-kind interest.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	As a percentage of net assets at September 30, 2010, investments at fair value are categorized as follows: senior secured notes (71.3%), subordinated notes (2.5%), CLO debt (14.9%), CLO equity (2.7%), common stock (2.4%), preferred stock (0.8%) and warrants to purchase equity securities (0.2%).
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is 12,970,424; aggregate gross unrealized depreciation for federal income tax purposes is $21,800,188. Net unrealized depreciation is $8,829,764 based upon a tax cost basis of $245,782,714.
(10)	Debt investment on non-accrual status at the relevant period end.
(11)	In 2009, the maturity date on our investment in WAICCS Las Vegas, LLC (“WAICCS”) became July 31, 2009 as a result of the failure of WAICCS’ equity sponsor to pre-fund interest reserves as required to extend the maturity beyond July 31, 2009. During July 2009, this investment was placed on non-accrual status and, as of September 30, 2010, the maturity date has not been revised as the interest reserves have not yet been pre-funded.
(12)	Expressed as a percentage of common equity outstanding, assuming conversion of any warrants or convertible securities into the underlying common equity.
(13)	The listed address is the registered office of the issuer.
(14)	Warrants only become exercisable upon the earlier of a liquidation event involving Band Digital Inc., including the sale of or initial public offering of Band Digital Inc., and the repayment of the outstanding senior secured notes.
(15)	Subject to an economic-share adjustment, upon a realization event, with equity co-owner.
(16)	Workflow Management, Inc. filed for Chapter 11 bankruptcy protection on September 29, 2010.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis. Our investments are valued in accordance with written valuation procedures, which are approved by our board of directors and are in compliance with Section 2(a)(41) of the 1940 Act.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, we have engaged third-party valuation firms to provide assistance in valuing our bilateral investments and, more recently, for our syndicated loans, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

Our process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of our investment is based in part on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze the historical and projected financial results, as well as the nature and value of any collateral. We also use industry valuation benchmarks and public market comparables. We also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, our bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value and other market factors, such as changes in relative interest rates or credit spreads for similar investments. The types of factors that we may take into account in valuing our investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

We will record unrealized depreciation on bilateral investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the written valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. The Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

Determinations in Connection with Offerings

In connection with any offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of TICC as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	45	Chief Executive Officer and Director	2003	2012
Charles M. Royce	71	Chairman of the Board and Director	2003	2011

Independent Directors
Steven P. Novak	62	Director	2003	2011
G. Peter O’Brien	65	Director	2003	2012
Tonia L. Pankopf	42	Director	2003	2013

The address for each of our directors is c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Saul B. Rosenthal	42	President and Chief Operating Officer
Patrick F. Conroy	53	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Cohen is an “interested person” of TICC as defined in the 1940 Act due to his position as Chief Executive Officer of TICC and TICC Management, TICC’s investment adviser, and as the managing member of BDC Partners, the managing member of TICC Management. Mr. Royce is an interested person due to his relationship with TICC’s investment adviser, TICC Management.

Jonathan H. Cohen has served as Chief Executive Officer of both TICC and TICC Management, and as the managing member of BDC Partners, since 2003. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries. Mr. Cohen was previously the owner, Managing Member, and a Principal of JHC Capital Management, a registered investment adviser, and was previously a Managing Member and Principal of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Charles M. Royce has served as Chairman of our Board of Directors since 2003. Mr. Royce became President of Royce & Associates in 1972. He also serves as a Co-Chief Investment Officer of Royce & Associates and manages or co-manages twelve of Royce & Associates’ open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds. Mr. Royce’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our Board of Directors.

Independent Directors

The following directors are not “interested persons” of TICC, as defined in the 1940 Act.

Steven P. Novak currently serves as Chairman of the Board of Directors of Mederi Therapeutics Inc., an early stage medical device company, and serves as a member of the Board of Directors of Aperio Technologies Inc., the leading vendor of digital pathology systems to the healthcare and life sciences markets. Until July 2010, Mr. Novak also served on the Board of Directors of CyberSource Corporation, an Internet based epayments processor company, where he served as the Lead Independent Director and Chairman of the Nominating Committee. Mr. Novak previously served as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund, from July 2002 until July 2009. Prior to founding Palladio Partners, LP, Mr. Novak was a Managing Director of C.E. Unterberg, Towbin from February 1993 through December 2001. Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies provides our Board of Directors with particular technology-related knowledge and the perspective of a knowledgeable corporate leader.

G. Peter O’Brien is currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents, and a member of the Board of Directors of the Bridges School. Mr. O’Brien serves on the Board of Directors of the Legg Mason Family of Mutual Funds and The Royce Funds. Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005. Mr. O’Brien retired as a Managing Director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien’s extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other publicly-traded and privately-held companies, provides our Board of Directors with valuable insight and perspective.

Tonia L. Pankopf is managing partner of Pareto Advisors, LLC. Previously, she was a senior analyst and managing director at Palladio Capital Management from January 2004 through April 2005. She previously served as an analyst and portfolio manager with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and vice president at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. Ms. Pankopf currently serves on the Board of Directors of the University System of Maryland Foundation. Ms. Pankopf is a member of the National Association of Corporate Directors and holds an ISS Accredited Certificate of Director Education. Ms. Pankopf’s extensive experience in investment research and analysis of mid-market and technology companies provides the Board of Directors with valuable insights of an experienced and diligent financial and investment manager, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Saul B. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of TICC and TICC Management, and is a member of BDC Partners. In addition, Mr. Rosenthal has served since 2005 as the President of T2 Advisers, LLC, which serves as investment adviser for GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries. Mr. Rosenthal was previously President of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is a member of the board of the New York City chapter of the Young Presidents’ Organization (YPO-WPO).

Patrick F. Conroy has served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004 of TICC, TICC Management, and BDC Partners. Mr. Conroy has served as the Treasurer of TICC Management and BDC Partners since 2004, and previously served as the Treasurer of TICC from 2004 to 2009. He joined TICC in December 2003, and was previously a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC and the Chief Financial Officer of GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries, for which T2 Advisers, LLC serves as investment adviser. He is a certified public accountant.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a business development company (“BDC”), shall be considered to be independent if he or she is not an “interested person” of TICC, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen, as a result of his position as our Chief Executive Officer, and Charles M. Royce, as a result of his position as President and Chief Investment Officer of Royce & Associates, the non-managing member of our investment adviser, TICC Management.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of TICC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to TICC. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of TICC and its stockholders at such times.

Presently, Mr. Royce serves as the Chairman of our Board of Directors. Mr. Royce is an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act as a result of his position as President and Chief Investment Officer of Royce & Associates, the non-managing member of our investment adviser, TICC Management. We believe that Mr. Royce’s history with TICC, familiarity with its investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Royce’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Valuation Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. The Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of TICC and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of TICC and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are limited in our ability to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee. During 2009, our Board of Directors held seven Board meetings, five Audit Committee meetings, four Valuation Committee meetings and three Nominating and Corporate Governance Meetings. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.ticc.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Our Board of Directors has determined that Mr. Novak is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act. Mr. Novak currently serves as Chairman of the Audit Committee. The Audit Committee met on five occasions during 2009.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.ticc.com. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, monitoring and making recommendations to the Board of Directors on matters of Company policies and practices relating to corporate governance and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Mr. O’Brien currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met on three occasions during 2009.

The Nominating and Corporate Governance Committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the members of the Nominating and Corporate Governance Committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of TICC with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to TICC a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the Nominating and Corporate Governance Committee may also consider such other factors as they may deem are in the best interests of TICC and its stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the Nominating and Corporate Governance Committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of TICC and the interest of its shareholders.

The Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. Our portfolio investments are generally not publicly traded securities. As a result, there is no readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee.

Our process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze the historical and projected financial results, as well as the nature and value of any collateral. We also use industry valuation benchmarks and public market comparables. We also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, our bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value. The types of factors that we may take into account in valuing our investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

We will record unrealized depreciation on bilateral investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. The Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

During the past several quarters, we have acquired a number of debt and equity positions in collateralized loan obligation (“CLO”) investment vehicles. These investments are asset-backed special purpose financing vehicles. In valuing such investments, we consider the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, we consider the marks provided by the broker who makes the market or arranges transactions in such investment vehicles, as well as any available information on other relevant transactions in the market. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

The Valuation Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf. Mr. Novak currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during 2009.

The Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from TICC.

Communication with the Board of Directors

Stockholders with questions about TICC are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to TICC Capital Corp., c/o Patrick F. Conroy, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Code of Ethics

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director and employee of TICC. Our code can be accessed via its website at http://www.ticc.com. We intend to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Charles M. Royce	—	—	—

Independent Directors
G. Peter O’Brien	$64,000	—	$64,000
Steven P. Novak	$66,500	—	$66,500
Tonia L. Pankopf	$62,500	—	$62,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting, $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Audit Committee meeting and $1,000 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Nominating and Corporate Governance Committee meeting. The Chairman of the Audit Committee and Valuation Committee also receives an additional annual fee of $7,500 for his service as chair of both committees. The Chairman of the Nominating and Corporate Governance Committee also receives an additional annual fee of $3,000 for his service as chair of the Nominating and Corporate Governance Committee. No compensation was paid to directors who are interested persons of TICC as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receive direct compensation from TICC. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of our Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to TICC. During 2009, we reimbursed BDC Partners approximately $971,000 for the allocable portion of compensation expenses incurred by BDC Partners on our behalf for our Chief Financial Officer and Chief Compliance Officer, our Treasurer and Controller, and other support personnel, pursuant to our Administration Agreement with BDC Partners.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of TICC Management, and our investment adviser’s investment committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. Our investment adviser’s investment Committee must approve each new investment that we make. The members of our investment adviser’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, the managing member of TICC Management, are entitled to a portion of any investment advisory fees paid by TICC to TICC Management.

Because TICC Management currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to TICC Management’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by TICC Management on the other. However, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC, an investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries. T2 Advisers, LLC also manages T2 Income Fund CLO I Ltd., a CLO vehicle established by GLIF. BDC Partners is the managing member of T2 Advisers, LLC. In addition, Royce & Associates is a non-managing member of T2 Advisers, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage GLIF and T2 Income Fund CLO I Ltd. on the other hand.

Set forth below is additional information regarding the additional entities that are managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets(1)
Greenwich Loan Income Fund Limited(2)	Guernsey-based fund	Principally debt investments across a variety of industries globally	$301 million

(1)	Total assets are calculated as of September 30, 2010, and are rounded to the nearest million.
(2)	Includes the total assets held by T2 Income Fund CLO I Ltd.

Investment Personnel

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. We consider Messrs. Cohen and Rosenthal, who are the members of our investment adviser’s investment committee, to be our portfolio managers.

The table below shows the dollar range of shares of common stock owned by each of our portfolio managers as of November 16, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in TICC Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	$500,001 — $1,000,000

(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000; $500,001 — $1,000,000 or Over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $10.46 on November 16, 2010 on the NASDAQ Global Select Market.

The following information pertains to the members of TICC Management’s investment team who are not executive officers of TICC:

Darryl M. Monasebian. Mr. Monasebian is the senior managing director and head of portfolio management of TICC Management. Mr. Monasebian has also served since 2005 as the senior managing director and head of portfolio management of T2 Advisers, LLC, the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries. Prior to joining TICC Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

Hari Srinivasan. Mr. Srinivasan is a managing director and portfolio manager of TICC Management, and of T2 Advisers, LLC, the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries. Previously, Mr. Srinivasan was a credit manager at Lucent Technologies from 2002 to 2005, focusing on restructuring and monetization of distressed assets in Lucent’s vendor finance portfolio, and credit analysis of Lucent’s telecom customers. Prior to that, Mr. Srinivasan was an analyst in the fixed income group at Lehman Brothers from 1998 to 2002. Mr. Srinivasan received a B.S. in Computer Science from Poona University, India and a Masters of Business Administration from New York University’s Stern School of Business.

Debdeep Maji. Mr. Maji is a senior associate of TICC Management and T2 Advisers, LLC, the investment adviser to GLIF. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Joseph Kupka. Mr. Kupka is an analyst of TICC Management and T2 Advisers, LLC, the investment adviser to GLIF. Previously, he worked as a risk analyst for First Equity Card Corporation. Mr. Kupka received a B.S. in Mechanical Engineering from the University of Pennsylvania.

Compensation

None of TICC Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of the Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio. The compensation paid by TICC Management to its other investment personnel includes: (i) annual base salary; (ii) portfolio-based performance award; and (iii) individual performance award and/or individual performance bonus.

INVESTMENT ADVISORY AGREEMENT

Management Services

TICC Management serves as our investment adviser. TICC Management is registered as our investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, TICC Management manages our day-to-day operations of, and provides investment advisory services to us. Under the terms of our investment advisory agreement with TICC Management (the “Investment Advisory Agreement”), TICC Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make;

•	closes, monitors and services the investments we make; and

•	determines what securities we will purchase, retain or sell.

TICC Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. TICC Management has agreed that, during the term of its Investment Advisory Agreement with us, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to technology-related companies similar to those we target.

Management Fee

We pay TICC Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to TICC Management and any incentive fees earned by TICC Management are ultimately borne by our common stockholders.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Advisory Agreement, the Base Fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus our operating expenses for the quarter (including the Base Fee, expenses payable under our administration agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to one-fourth of an annual “hurdle rate.”

For each year commencing on or after January 1, 2005, the annual hurdle rate has been determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The annual hurdle rate for the 2008 calendar year was 8.45% and the annual hurdle rate for the 2009 calendar year was 6.55%. The current hurdle rate for the 2010 calendar year, calculated as of December 31, 2009, is 7.69%. Our net investment income (to the extent not distributed to our shareholders) used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. In addition, in the event we recognize PIK loan interest in excess of our available capital, we may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse us for the portion of any fees attributable to accrued deferred loan interest in the event of a default by the obligor. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

no incentive fee is payable to TICC Management in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed one fourth of the annual hurdle rate (currently 1.9225% for the 2010 calendar year).

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds one-fourth of the annual hurdle rate in any calendar quarter (currently 1.9225% for the 2010 calendar year) is payable to TICC Management (i.e., once the hurdle rate is reached, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to TICC Management).

For example, for the quarter ended December 31, 2009, pre-incentive fee net investment income of $3,557,664 exceeded the hurdle of $3,533,801 (based upon net assets of $215,804,649 at September 30, 2009 and the quarterly hurdle rate of 1.6375%). The incentive fee rate of 20% resulted in an incentive of $4,773 for the quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consist of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter (*)

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Quarterly Hurdle rate (1) = 1.9225%

Management fee (2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.0%

Quarterly Hurdle rate (1) = 1.9225%

Management fee (2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = 3.3%

Incentive fee = 20% × Pre-Incentive Fee Net Investment Income in excess of the hurdle rate

= 20% × (3.3% – 1.9225%)

= 20% × 1.3775%

= 0.2755%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore the income-related incentive fee is 0.2755%

(1)	Represents 7.69% annualized hurdle rate for 2010 calendar year.
(2)	Represents 2% annualized management fee.

Example 2: Capital Gains Portion of Incentive Fee (*)

Capital Gains Incentive Fee = 20% × Incentive Fee Capital Gains (i.e., our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year)

Assumptions:

•	Year 1 = no realized capital gains or losses

•	Year 2 = 9% realized capital gains, 0% realized capital losses, 1% unrealized depreciation and 0% unrealized appreciation

•	Year 3 = 12% realized capital gains, 0% realized capital losses, 2% unrealized depreciation and 2% unrealized appreciation

Year 1 incentive fee	• Total Incentive Fee Capital Gains = 0

• No capital gains incentive fee paid to TICC Management in Year 1

Year 2 incentive fee	• Total Incentive Fee Capital Gains = 8%

(9% realized capital gains less 1% unrealized depreciation)

• Total capital gains incentive fee paid to TICC Management in Year 2

= 20% × 8%

= 1.6%

Year 3 incentive fee	• Total Incentive Fee Capital Gains = 10%

(12% realized capital gains less 2% unrealized depreciation; unrealized appreciation has no effect)

• Total capital gains incentive fee paid to TICC Management in Year 3

= 20% × 10%

= 2%

(*)	The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by BDC Partners, the investment adviser’s managing member. We are responsible for all other costs and expenses of our operations and transactions, including, without limitation, the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments; transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller and other administrative support personnel. All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks relating to our business and structure — We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, TICC Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation BDC Partners, are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TICC Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser of TICC.

Organization of the Investment Adviser

TICC Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. The principal address of TICC Management and of BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Royce & Associates, a Delaware limited liability company, is the investment adviser’s non-managing member. Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement was included in our proxy statement that was incorporated by reference in our annual report on Form 10-K for the period ending December 31, 2009.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, BDC Partners furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, BDC Partners also performs, or oversees the performance of our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, BDC Partners assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller, and other administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the Administration Agreement or otherwise as administrator for TICC.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our shares of common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding an offering pursuant to this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•

A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A nonresident alien individual;

•	A foreign corporation; or

•	An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2003 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We have purchased and may in the future purchase residual or subordinated interests in CLOs that are treated for federal income tax purposes as shares in a “passive foreign investment company” (a “PFIC”). We may be subject to federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. We have elected to treat all of the CLOs in which we own residual or subordinated notes as QEFs. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Under certain circumstances, a CLO may be treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. If a CLO is treated as a CFC, and we are considered to own 10% or more of total voting power in such CLO, we would be required to include in income each year any “subpart F income” generated by such CLO, which would generally include its net investment income, regardless of whether we received any distributions with respect to such income.

Although the Code generally provides that income inclusions from a QEF and subpart F income will be “good income” for purposes of the 90% Income Test to the extent it is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF and subpart F income for which no distribution is received during the RIC’s taxable year would be “good income” for the 90% Income Test. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF and subpart F income included in a RIC’s income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayer to whom such rulings were issued. Accordingly, although we believe that the income inclusions from a QEF and subpart F income of a CLO that we are required to include in our taxable income would be “good income” for purposes of the 90% Income Test, no guaranty can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2011 to stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2011 and properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of shareholders taxed at individual rates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. stockholders taxed at individual rates individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. The maximum rate on long-term capital gains for U.S. stockholders taxed at individual rates is scheduled to return to 20% for tax years beginning after December 31, 2010. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all distributions to any U.S. stockholder (other than a corporation (for payments before January 1, 2012), a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid or received after December 31, 2012 if certain disclosure requirements related to U.S. accounts are not satisfied.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2011, if certain pending legislation is enacted, no withholding will be required with respect to certain distributions if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this proposed exemption from withholding, but no assurance can be provided that the pending legislation establishing this exemption will be enacted. Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2011 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock at a price below net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. For example, we may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We may be examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to our Business and Structure.”

Qualifying Assets

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the business development company and has an affiliate of the business development company on its board of directors;

•	does not have any class of securities listed on a national securities exchange;

•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or

•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company.

Significant Managerial Assistance

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

Code of Ethics

As required by the 1940 Act, we and TICC Management maintain a Code of Ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest which could impair investment returns.” Our Code of Ethics generally does not permit investments by our employees in securities that may be purchased or held by TICC. You may read and copy the Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. In addition, the Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting; and

•

Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

The restrictions identified as fundamental below, along with our investment objective of seeking to maximize total return, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the 1933 Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, (B) own the securities of companies that are in the business of buying, selling or developing real estate or (C) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the 1933 Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. However, we may purchase or otherwise receive warrants to purchase the common stock or other equity securities of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser, TICC Management. The Proxy Voting Policies and Procedures of TICC Management are set forth below. The guidelines are reviewed periodically by TICC Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to TICC Management.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in the best interests of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, TICC Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Periodic Reporting and Audited Financial Statements

We have registered our common stock under the Securities Exchange Act of 1934, and have reporting obligations thereunder, including the requirement that we file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, this annual report contains financial statements audited and reported on by our independent registered public accounting firm. You may obtain our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K on our website at http://www.ticc.com free of charge as soon as reasonably practicable after we file such reports electronically with the SEC.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at 1-800-426-5523.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of November 16, 2010, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as TICC. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)	310,197	1.15%
Charles M. Royce	243,996	*

Independent Directors
Steven P. Novak	12,759	*
G. Peter O’Brien	58,148	*
Tonia L. Pankopf	7,869	*

Executive Officers
Saul B. Rosenthal(3)	87,334	*
Patrick F. Conroy	42,867	*

Executive Officers and Directors as a Group	763,170	2.83%

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 26,989,408 shares of our common stock issued and outstanding on November 16, 2010.
(3)	Includes 197 shares held by BDC Partners, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of November 16, 2010. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000

Independent Directors
Steven P. Novak	Over $100,000
G. Peter O’Brien	Over $100,000
Tonia L. Pankopf	$50,001 — $100,000

(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $10.46 on November 16, 2010 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, TICC Management is owned in part by Royce & Associates as a non-managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners. BDC Partners is also the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen, Rosenthal and Conroy, along with certain investment and administrative personnel of TICC Management, are invested.

Charles M. Royce, a director and the non-executive Chairman of our Board of Directors, is President and Chief Investment Officer of Royce & Associates. Royce & Associates, as a non-managing member of TICC Management, does not take part in the management or participate in the operations of TICC Management; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TICC Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to GLIF. BDC Partners is the managing member of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer and Corporate Secretary of TICC Management, BDC Partners and TICC, serves as the Chief Financial Officer of GLIF and as the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC.

Both we and GLIF have adopted a written policy with respect to the allocation of investment opportunities in view of the potential conflicts of interest raised by the relationships described above. Bilateral investment opportunities are those negotiated directly between us, or GLIF, and a prospective portfolio company. Our general policy is to allocate bilateral U.S.-based opportunities to TICC and bilateral non-U.S.-based opportunities to GLIF; provided, that in instances involving bilateral investment opportunities where there is significant question as to a prospective portfolio company’s primary base of operation (by virtue, for instance, of it conducting business in many countries, including the United States, with no clear principal center of operation or legal domicile), and where that question leads to doubt with regard to an investment in that company representing a “qualified asset” for the purpose of compliance with the “70% test” for qualifying assets for BDCs under Section 55(a) of the 1940 Act, that bilateral investment opportunity will be allocated to GLIF.

Either TICC or GLIF may also purchase syndicated loans (i.e., those transactions in which an agent bank syndicates loans to four or more investors) of issuers in which the other fund holds no position, or has held a position (and has made no further investment) for a period greater than 30 calendar days and the purchases are not made directly from the other fund or the issuer of the acquired syndicated loans. In instances where both TICC and GLIF desire to either purchase or sell the same position at the same time, such purchases or sales will generally be allocated on a pro rata basis between TICC and GLIF based on order size as determined by each fund’s investment adviser in good faith.

Notwithstanding the foregoing policy with respect to the allocation of investment opportunities, any opportunity to invest a sum of less than or equal to $500,000 (an amount generally considered below our or GLIF’s minimum investment threshold) will be allocated to Oxford Gate Capital, LLC.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of TICC. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of TICC. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have listed our common stock on the NASDAQ Global Select Market under the ticker symbol “TICC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

At November 16, 2010 there were 26,989,408 shares of common stock outstanding. The following are our outstanding classes of securities as of November 16, 2010:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	26,989,408

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of TICC, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock, however.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes expire in 2011, 2012 and 2013, respectively. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Shares Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $100,000,000 of our common stock in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell our common stock through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of our common stock will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of our common stock, including: the purchase price of the common stock and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional common stock from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which our common stock may be listed. Only underwriters named in the prospectus supplement will be underwriters of the common stock offered by the prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. The price at which our common stock may be distributed may represent a discount from prevailing market prices.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of our common stock offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of our common stock, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when our common stock originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of our common stock to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell our common stock directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of our common stock and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 225 Franklin Street, Boston, MA 02110. Computershare Trust Company, N.A. acts as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is 250 Royall Street, Canton, MA 02021.

EXPERTS

The financial statements as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for TICC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, TICC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and TICC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of TICC Capital Corp.:

In our opinion, the accompanying statements of assets and liabilities including the schedules of investments, and the related statements of operations, changes in net assets and cash flows present fairly, in all material respects, the financial position of TICC Capital Corp. (“the Company”) at December 31, 2009 and December 31, 2008, and the results of its operations, the changes in net assets, and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 68 of the 2009 Annual Report on Form 10-K. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 12, 2010

TICC CAPITAL CORP.

STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2009	December 31, 2008
ASSETS
Investments, at fair value (cost: $260,752,699 @ 12/31/09; $282,299,228 @ 12/31/08)
Non-affiliated/non-control investments (cost: $241,169,345 @ 12/31/09; $261,923,603 @ 12/31/08)	$180,226,123	$168,094,127
Control investments (cost: $19,583,354 @ 12/31/09; $20,375,625 @ 12/31/08)	20,025,000	21,500,000

Total investments at fair value	200,251,123	189,594,127

Cash and cash equivalents	23,972,885	14,069,251
Interest receivable	860,271	1,151,703
Prepaid expenses and other assets	256,012	147,806

Total assets	$225,340,291	$204,962,887

LIABILITIES
Investment advisory fee payable to affiliate	$1,119,544	$1,287,451
Accrued expenses	128,752	308,686

Total liabilities	1,248,296	1,596,137

NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized, and 26,813,216 and 26,483,546 issued and outstanding, respectively	268,132	264,835
Capital in excess of par value	320,175,874	318,662,914
Net unrealized depreciation on investments	(60,501,576)	(92,705,101)
Accumulated net realized losses on investments	(32,412,374)	(21,899,323)
Distributions in excess of investment income	(3,438,061)	(956,575)

Total net assets	224,091,995	203,366,750

Total liabilities and net assets	$225,340,291	$204,962,887

Net asset value per common share	$8.36	$7.68

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Questia Media, Inc.	digital media	senior secured notes(3)	$14,358,128	$14,358,128	$13,767,127
		(11.00%, due Jan. 29, 2010)
WHITTMANHART, Inc.	IT consulting	senior secured notes(4)(6)	3,125,000	3,125,000	3,125,000
		(13.58%, due December 31, 2010)
		warrants to purchase common stock(7)		0	0
NetQuote, Inc.	web-based services	senior secured notes(4)(6)	21,000,000	21,000,000	20,790,000
		(9.50%, due May 1, 2011)
GenuTec Business Solutions, Inc.	interactive voice messaging	senior secured notes(4)(5)(7)	3,476,000	2,906,779	2,000,000
	services	(0.0%, due October 30, 2014)
		convertible preferred stock(7)		1,500,000	0
Group 329, LLC (d/b/a “The CAPS Group”)	digital imaging	senior secured term A notes(4)(5)(7)(10)	5,467,804	5,406,561	0
		(11.89%, due February 28, 2012)
		warrants to purchase common stock(7)		110,000	0
		senior secured term B notes(4)(5)(7)(10)	17,485,000	17,250,655	0
		(12.39%, due February 28, 2013)
		warrants to purchase common stock(7)		90,000	0
American Integration Technologies, LLC	semiconductor capital equipment	senior secured notes(4)(6)(7)(10)	20,950,000	20,950,000	8,380,000
		(13.75%, due April 29, 2011)
Power Tools, Inc.	software	senior secured notes(4)(5)(6)	10,000,000	9,872,792	7,825,000
		(12.00%, due May 16, 2014)
		warrants to purchase common stock(7)		350,000	220,000
Algorithmic Implementations, Inc.	software	senior secured notes(4)(5)(6)	17,025,000	16,583,354	17,025,000
(d/b/a “Ai Squared”)		(9.84%, due September 11, 2013)
		common stock		3,000,000	3,000,000
Fusionstorm, Inc.	IT value-added reseller	senior subordinated unsecured notes(4)(5)(6)	3,550,000	3,483,268	2,680,250
		(11.74%, due October 2, 2011)
		warrants to purchase common stock(7)		725,000	250,000
Punch Software LLC	software	senior secured notes(4)(7)	2,100,000	1,595,643	1,625,400
		(0.00%, due October 31, 2012)
SCS Holdings II, Inc.	IT value-added reseller	second lien senior secured notes(4)	14,500,000	14,510,534	11,890,000
		(6.25%, due May 30, 2013)
AKQA, Inc.	advertising	senior secured notes(4)(6)	8,491,848	8,491,848	8,143,682
		(4.75%, due March 20, 2013)
Box Services, LLC	digital imaging	senior secured notes(4)(6)	11,915,170	11,915,170	4,106,563
		(9.50%, due April 30, 2012)
Hyland Software, Inc.	enterprise software	second lien senior secured notes(4)(5)	11,000,000	10,936,317	10,461,000
		(6.77%, due July 31, 2014)
WAICCS Las Vegas, LLC	real estate development	second lien senior secured notes(4)(7)(10)(11)	15,000,000	15,000,000	1,500,000
		(9.31%, due July 31, 2009)

(Continued on next page)

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2009

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Integra Telecom, Inc.	telecommunications services	common stock(7)		1,712,397	2,454,450
GXS Worldwide Inc.	software	senior secured notes(5)	8,000,000	7,865,888	7,870,000
		(9.75%, due June 15, 2015)
Palm, Inc.	consumer electronics	first lien senior secured notes(4)(5)(6)	14,575,446	13,609,015	12,462,006
		(3.76%, due April 24, 2014)
Krispy Kreme Doughnut Corporation	retail food products	first lien senior secured notes(4)(5)(6)	4,980,973	4,534,476	4,738,151
		(10.75% , due February 16, 2014)
Stratus Technologies, Inc.	computer hardware	first lien senior secured notes(4)(5)(6)	4,721,536	3,767,988	4,459,491
		(4.01%, due March 29, 2011)
Cavtel Holdings, LLC	telecommunication services	first lien senior secured notes(3)(4)(5)(6)	6,438,805	4,208,627	6,390,515
		(10.50%, due December 31, 2012)
First Data Corporation	business services	first lien senior secured notes(4)(5)(6)	4,961,929	3,725,801	4,398,899
		(3.00%, due September 24, 2014)
Drew Marine Partners, L.P.	shipping & transportation	first lien senior secured notes(4)(5)(6)	4,906,250	4,769,087	4,832,656
		(9.50%, due August 31, 2014)
X-Rite Incorporated	software	first lien senior secured notes(4)(5)(6)	3,994,865	3,470,463	3,823,086
		(7.47%, due October 24, 2012)
Workflow Management, Inc.	printing & document management	first lien senior secured notes(3)(4)(5)(6)	6,626,109	5,263,940	6,311,369
		(9.50%, due November 30, 2011)
Attachmate Corporation	enterprise software	second lien senior secured notes(4)(5)	2,000,000	1,396,221	1,615,000
		(7.00%, due October 13, 2013)
Prodigy Health Group	healthcare	second lien senior secured notes(4)(5)	4,000,000	2,546,288	3,386,000
		(8.24%, due November 29, 2013)
Allen Systems Group, Inc.	software	second lien senior secured notes(3)(4)(5)	3,514,000	3,361,190	3,393,927
		(13.00%, due April 19, 2014)
ACA CLO 2006-2, Limited	securitization vehicle	CLO preference shares		2,200,000	2,200,000

Ocean Trails CLO II 2007-2a-d	securitization vehicle	CLO subordinated secured notes(4)(5)	2,838,656	1,490,894	1,447,714
		(4.78%, due June 27, 2022)
Springboard Finance (aka “Skype”)	telecommunication services	first lien senior secured notes(4)(5)	2,000,000	1,950,873	2,080,000
		(9.00%, due November 19, 2014)
Lightpoint CLO 2007-8a	securitization vehicle	CLO secured notes(4)(5)	5,000,000	2,621,122	2,575,000
		(6.78%, due July 25, 2018)

(Continued on next page)

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2009

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Fairway Group Acquisition Company	grocery	first lien senior secured notes(4)(5)	5,000,000	4,851,296	4,900,000
		(12.00%, due October 1, 2014)
Del Mar CLO I Ltd. 2006-1	securitization vehicle	CLO secured notes(4)(5)	1,876,262	903,895	891,224
		(4.28%, due July 25, 2018)
QA Direct Holdings, LLC	printing and publishing	first lien senior secured notes(4)(5)(6)	3,632,149	3,342,189	3,232,613
		(8.00%, due August 10, 2014)

Total Investments				$260,752,699	$200,251,123

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which TICC may be deemed to control, TICC does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, TICC would be presumed to “control” a portfolio company if TICC owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if TICC owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	As a percentage of net assets at December 31, 2009, investments at fair value are categorized as follows: senior secured notes (82.38%), CLO subordinated secured notes (2.2%), senior subordinated unsecured notes (1.2%), CLO preference shares (1.0%), common stock (2.4%), and warrants to purchase equity securities (0.2%).
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $7,807,742; aggregate gross unrealized depreciation for federal income tax purposes is $68,201,988. Net unrealized depreciation is $60,394,246 based upon a tax cost basis of $260,645,369.
(10)	Debt investment on non-accrual status at the relevant period end.
(11)	During the quarter ended June 30, 2009, the maturity date on TICC’s investment in WAICCS Las Vegas, LLC was set to July 31, 2009 as a result of the failure of the company’s equity sponsor to pre-fund interest reserves as required to extend the maturity beyond July 31, 2009. During July 2009, this investment was placed on non-accrual status and, as of December 31, 2009, the maturity date has not been revised as the interest reserves have not yet been pre-funded.

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Questia Media, Inc.	digital media	senior secured notes(3)	$14,358,128	$14,358,128	$7,896,970
		(11.00%, due Jan. 28, 2009)
TrueYou.com Inc.	medical services	preferred stock series E(7)		1,297,115	0
Avue Technologies Corp.	software	warrants to purchase common units(7)		13,000	25,000
Segovia, Inc.	satellite communications	senior secured notes(4)(5)(6)	21,000,000	20,942,204	20,475,000
		(9.32%, due Feb. 8, 2010)
		warrants to purchase common stock(7)		600,000	2,700,000
WHITTMANHART, Inc.	IT consulting	senior secured notes(4)(6)	5,125,000	5,125,000	4,715,000
		(11.58%, due March 23, 2010)
		warrants to purchase common stock(7)		0	0
Falcon Communications, Inc.	satellite communications	senior unsecured notes(4)(7)(10)	10,500,000	10,500,000	1,000,000
		(10.96%, due March 31, 2011)
Arise Virtual Solutions, Inc. (f/k/a “Willow CSN Incorporated”)	virtual workforce services	senior secured notes(4)(5)	10,500,000	10,440,452	10,132,500
		(10.25%, due June 30, 2010)
		warrants to purchase
		convertible preferred stock(7)		200,000	115,000
NetQuote, Inc.	web-based services	senior secured notes(4)(6)	24,000,000	24,000,000	21,780,000
		(9.50%, due May 1, 2011)
GenuTec Business Solutions, Inc.	interactive voice	senior secured notes(4)(5)	3,480,000	2,703,391	2,000,000
	messaging services	(0.0%, due October 30, 2014)
		convertible preferred stock(7)		1,500,000	0
Group 329, LLC (d/b/a “The CAPS Group”)	digital imaging	senior secured term A notes(4)(5)(10)	5,467,804	5,400,407	1,366,951
		(11.89%, due February 28, 2012)
		warrants to purchase common stock(7)		110,000	0
		senior secured term B notes(4)(5)(10)	17,485,000	17,236,514	0
		(12.39%, due February 28, 2013)
		warrants to purchase common stock(7)		90,000	0
American Integration Technologies, LLC.	semiconductor capital equipment	senior secured notes(4)(6) (10.75%, due October 31, 2010)	20,950,000	20,950,000	6,285,000
Power Tools, Inc.	software	senior secured notes(4)(5)(6)	10,250,000	10,080,911	5,304,375
		(12.00%, due May 16, 2014)
		warrants to purchase common stock(7)		350,000	0
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(4)(5)(6)	18,500,000	17,375,625	18,500,000
		(9.84%, due September 11, 2010)
		common stock		3,000,000	3,000,000
Fusionstorm, Inc.	IT value-added reseller	senior subordinated unsecured notes(4)(5)(6)	12,375,000	12,034,357	10,395,000
		(14.46%, due October 2, 2011)
		warrants to purchase common stock(7)		725,000	400,000

(Continued on next page)

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2008

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Punch Software, LLC	software	senior secured notes(4)(5)	6,900,000	6,809,180	3,967,500
		(10.42%, due October 30, 2011)
		warrants to purchase Class A-1 units(7)		200,000	0
SCS Holdings II, Inc.	IT value-added reseller	second lien senior secured notes(4) (7.46%, due May 30, 2013)	14,500,000	14,513,622	10,875,000
AKQA, Inc.	advertising	senior secured notes(4)(6)	14,613,133	14,613,133	10,959,850
		(6.00%, due March 20, 2013)
Box Services, LLC	digital imaging	senior secured notes(4)(6)	12,427,833	12,427,833	10,532,588
		(7.13%, due April 30, 2012)
Hyland Software, Inc.	enterprise software	second lien senior secured notes(4)(5)	11,000,000	10,922,605	7,700,000
		(9.31%, due July 31, 2014)
WAICCS Las Vegas, LLC	real estate development	second lien senior secured notes(4)	15,000,000	15,000,000	9,000,000
		(10.44%, due August 1, 2009)
Integra Telecom, Inc.	telecommunications services	second lien senior secured notes(4)(5) (9.97%, due February 28, 2014)	3,000,000	2,903,122	1,545,000
GXS Worldwide Inc.	software	first lien senior secured notes(4)(5)(6)	7,852,765	7,752,446	6,085,893
		(8.06%, due March 31, 2013)
Palm, Inc.	consumer electronics	first lien senior secured notes(4)(5)(6) (3.97%, due April 24, 2014)	19,750,000	18,125,183	12,837,500

Total Investments				$282,299,228	$189,594,127

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which TICC may be deemed to control, TICC does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, TICC would be presumed to “control” a portfolio company if TICC owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if TICC owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	As a percentage of net assets at December 31, 2008, investments at fair value are categorized as follows: senior secured notes (84.6%), senior unsecured notes (0.5%), senior subordinated unsecured notes (5.1%), preferred stock (0.0%), common stock (1.5%), and warrants to purchase equity securities (1.6%).
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $3,343,705; aggregate gross unrealized depreciation for federal income tax purposes is $95,941,476. Net unrealized depreciation is $92,597,771 based upon a tax cost basis of $282,191,897.
(10)	Debt investment on non-accrual status at the relevant period end.

See accompanying notes.

TICC CAPITAL CORP.

STATEMENTS OF OPERATIONS

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income—debt investments	$17,907,924	$33,355,098	$37,913,611
Interest income—cash and cash equivalents	—	198,445	655,859
Other income	129,265	705,918	1,956,141

Total investment income from non-affiliated/non-control investments	18,037,189	34,259,461	40,525,611

From control investments:
Interest income—debt investments	2,470,603	2,921,174	3,316,202
Other income	—	125,000	—

Total investment income from control investments	2,470,603	3,046,174	3,316,202

Total investment income	20,507,792	37,305,635	43,841,813

EXPENSES
Compensation expense	971,356	906,109	897,740
Investment advisory fees	4,122,005	7,001,236	7,461,735
Professional fees	1,305,894	1,626,028	1,010,140
Interest expense	—	4,814,408	6,618,176
Insurance	75,974	76,734	79,858
Directors’ fees	193,000	184,750	165,250
Transfer agent and custodian fees	98,012	104,572	105,785
General and administrative	249,567	400,635	309,510

Total expenses	7,015,808	15,114,472	16,648,194

Net investment income	13,491,984	22,191,163	27,193,619

Net change in unrealized appreciation or depreciation on investments	32,203,525	(66,947,503)	(26,281,461)

Net realized losses on investments	(10,513,051)	(8,509,814)	(12,560,990)

Net increase (decrease) in net assets resulting from operations	$35,182,458	$(53,266,154)	$(11,648,832)

Net increase in net assets resulting from net investment income per common share:
Basic and diluted(1)	$0.51	$0.91	$1.30
Net increase (decrease) in net assets resulting from operations per common share:
Basic and diluted(1)	$1.32	$(2.19)	$(0.56)
Weighted average shares of common stock outstanding:
Basic and diluted(1)	26,624,217	24,314,512	20,977,779

(1)	In accordance with ASC 260-10, the weighted-average shares of common stock outstanding used in computing basic and diluted earnings per share for the years ended December 31, 2008 and December 31, 2007 were increased retroactively by a factor of 1.021 to recognize the bonus element associated with rights to acquire shares of common stock that were issued to shareholders on May 23, 2008. See Note 4—Earnings Per Share for additional information about the rights offering and the calculation of the associated bonus element.

See accompanying notes.

TICC CAPITAL CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$13,491,984	$22,191,163	$27,193,619
Net realized losses on investments	(10,513,051)	(8,509,814)	(12,560,990)
Net change in unrealized appreciation (depreciation) on investments	32,203,525	(66,947,503)	(26,281,461)

Net increase (decrease) in net assets resulting from operations	35,182,458	(53,266,154)	(11,648,832)

Dividends from net investment income	(15,973,470)	(22,870,147)	(27,855,763)
Distributions from net realized capital gains	—	—	(1,148,636)
Tax return of capital distributions	—	(1,898,860)	(639,411)

Distributions to shareholders	(15,973,470)	(24,769,007)	(29,643,810)

Capital share transactions:
Issuance of common stock (net of offering costs of $0, $1,629,542 and $558,729, respectively)	—	20,934,434	21,578,771
Reinvestment of dividends	1,516,257	3,097,974	5,748,027

Net increase in net assets from capital share transactions	1,516,257	24,032,408	27,326,798

Total increase (decrease) in net assets	20,725,245	(54,002,753)	(13,965,842)
Net assets at beginning of period	203,366,750	257,369,503	271,335,345

Net assets at end of period (including over distributed net investment income of $3,438,061, $956,575 and $277,570, respectively)	$224,091,995	$203,366,750	$257,369,503

Capital share activity:
Shares sold	0	4,339,226	1,437,500
Shares issued from reinvestment of dividends	329,670	580,603	420,393

Net increase in capital share activity	329,670	4,919,829	1,857,893

See accompanying notes.

TICC CAPITAL CORP.

STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$35,182,458	$(53,266,154)	$(11,648,832)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(65,671,220)	(18,290,000)	(187,997,425)
Repayments of principal and reductions to investment cost value	65,639,714	90,543,884	87,613,809
Proceeds from the sale of investments	14,010,037	50,178,603	4,518,697
Increase in investments due to PIK	(162,055)	(235,000)	(531,144)
Net realized losses on investments	10,513,051	8,509,814	12,560,990
Net change in unrealized appreciation or depreciation on investments	(32,203,525)	66,947,503	26,281,461
Decrease in interest receivable	291,432	1,724,721	339,881
(Increase) decrease in prepaid expenses and other assets	(108,206)	53,566	35,697
Amortization of discounts	(2,782,998)	(1,881,183)	(1,629,275)
Increase (decrease) in investment advisory fee payable	(167,907)	(835,717)	127,651
Decrease in accrued interest payable	—	(310,312)	(148,195)
(Decrease) increase in accrued expenses	(179,934)	221,516	(78,508)

Net cash provided (used) by operating activities	24,360,847	143,361,241	(70,555,193)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of common stock	—	22,563,976	22,137,500
Offering expenses from the issuance of common stock	—	(1,629,542)	(558,729)
Amounts borrowed under revolving credit facility	—	10,500,000	156,500,000
Amounts paid back under revolving credit facility	—	(147,000,000)	(78,500,000)
Distributions paid (net of stock issued under dividend reinvestment plan of $1,516,257, $3,097,975 and $5,748,027, respectively)	(14,457,213)	(21,671,032)	(26,260,482)

Net cash used (provided) by financing activities	(14,457,213)	(137,236,598)	73,318,289

Net increase in cash and cash equivalents	9,903,634	6,124,643	2,763,096
Cash and cash equivalents, beginning of year	14,069,251	7,944,608	5,181,512

Cash and cash equivalents, end of year	$23,972,885	$14,069,251	$7,944,608

NON-CASH FINANCING ACTIVITIES
Value of Shares issued in connection with dividend reinvestment plan	$1,516,257	$3,097,974	$5,748,027

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$—	$4,297,974	$6,462,054

See accompanying notes.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

Note 1. Organization

TICC Capital Corp. (“TICC” or “the Company”) was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 and is a non-diversified, closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return, principally by investing in the debt and/or equity securities of technology-related companies.

TICC’s investment activities are managed by TICC Management, LLC, (“TICC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of TICC Management and serves as the administrator of TICC.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements include the accounts of the Company. There are no related companies and no intercompany accounts to be eliminated.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162” (“SFAS 168”). The FASB Accounting Standards Codification (“ASC”) organizes nongovernmental U.S. GAAP using a topic-based model consisting of 90 individual topics. Each topic contains at least one subtopic. Subtopics contain sections, which include the actual accounting guidance. Any new authoritative U.S. GAAP will be issued under a new FASB document called an Accounting Standards Update (“ASU”). Once the new guidance becomes effective it will be referred to under the relevant ASC. ASC is effective for financial statements that cover interim and annual periods ending after September 15, 2009. Due to the Company’s adoption of SFAS 168 for the year ended December 31, 2009, hereinafter, the Company references its relevant accounting guidance based on the standards as organized under ASC.

Use of Estimates

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost which approximates fair value.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Investment Valuation

The most significant estimate inherent in the preparation of the Company’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments TICC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company adopted ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements, on January 1, 2008. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Company has determined that due to the general illiquidity of the market for the Company’s investment portfolio, whereby little or no market data exists, substantially all of the Company’s investments are based upon “Level 3” inputs. Only approximately $4.4 million of the Company’s investments are based upon “Level 2” inputs as of December 31, 2009.

The Company’s Board of Directors determines the value of TICC’s investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, the Company has engaged third-party valuation firms to provide assistance in valuing its bilateral investments and, more recently, for its syndicated loans, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

The Company’s process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of the Company’s investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby the Company exits a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which TICC derives a single estimate of enterprise value. To determine the enterprise value of a portfolio company, TICC analyzes the historical and projected financial results, as well as the nature and value of any collateral. The Company also uses industry valuation benchmarks and public market comparables. The Company also considers other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and includes these events in the enterprise valuation process. The Company generally requires portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Typically, the Company’s debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value. The types of factors that the Company may take into account in valuing its investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when the Company has a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

The Company will record unrealized depreciation on bilateral investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and the Company’s equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of the Company’s bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a book value as of the previous quarter of greater than or equal to 2.5% of TICC’s total assets as of the previous quarter, and (ii) have a book value as of the current quarter of greater than or equal to 2.5% of TICC’s total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of TICC’s portfolio securities is based upon the grade assigned to each such security under TICC’s credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on the Company’s behalf, additional third party valuations with respect to both the Company’s bilateral portfolio securities and the Company’s syndicated loan investments. The Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

Given the continued economic downturn, the market for syndicated loans has become increasingly illiquid with limited or no transactions for many of those securities which the Company holds. On April 9, 2009, the FASB issued additional guidelines under ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Company’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace for which the Company obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments have shown these attributes of illiquidity as described by ASC-820-10-35. Due to the market illiquidity and the lack of transactions during 2008 and 2009, the Company has determined that the current agent bank non-binding indicative bids for the substantial majority of its syndicated investments were unreliable, and alternative valuation procedures would need to be performed until liquidity returns to the marketplace. As such, the Company has engaged third-party valuation firms to provide assistance in valuing certain of its syndicated investments. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be considered reliable, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms. The Company has considered the factors described in ASC 820-10 and have determined that it is properly valuing the securities in its portfolio.

In addition, FASB issued ASC 825, “Interim Disclosures About Fair Value of Financial Instruments,” which requires additional disclosures related to inputs and valuation techniques for interim and annual periods. The Company has adopted the provisions of ASC 820-10-35 and ASC 825 as of the quarter ended March 31, 2009.

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at December 31, 2009, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$23.8	$0.0	$0.0	$23.8
Bilateral investments	0.0	0.0	84.8	84.8
Syndicated investments	0.0	4.4	104.0	108.4
Collateralized loan obligation investments	0.0	0.0	7.1	7.1

Total	$23.8	$4.4	$195.9	$224.1

A reconciliation of the fair value of investments for the year ended December 31, 2009, utilizing significant unobservable inputs, is as follows:

($ in millions)	Bilateral Investments	Syndicated Investments	Collateralized Loan Obligation Investments	Total
Balance at December 31, 2008	$130.6	$59.0	$0.0	$189.6
Realized losses included in earnings	(7.8)	(2.7)	0.0	(10.5)
Unrealized appreciation (depreciation) included in earnings	18.5	13.9	(0.1)	32.3
Accretion of discount	1.2	1.5	0.0	2.7
Purchases, issuances and settlements(1)	(57.7)	36.7	7.2	(13.8)
Transfers in and/or out of level 3	0.0	(4.4)	0.0	(4.4)

Balance at December 31, 2009	$84.8	$104.0	$7.1	$195.9

The change in unrealized appreciation for level 3 investments still held as of December 31, 2009 is approximately $20.3 million.

(1)	Includes amortization of discounts of approximately $2.8 million and PIK interest of approximately $162,000.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at December 31, 2008, were as follows:

		Fair Value Measurements at Reporting Date Using
($ in millions)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments, at fair value	$189.6	$0.0	$0.0	$189.6

($ in millions)	Bilateral Investments	Other Investments	Total
Beginning balance	$257.7	$127.7	$385.4
Total losses (realized/unrealized) included in earnings	(49.7)	(25.7)	(75.4)
Purchases, issuances and settlements(1)	(77.4)	(43.0)	(120.4)
Transfers in and/or out of Level 3	0.0	0.0	0.0

Ending balance	$130.6	$59.0	$189.6

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(54.3)	$(23.1)	$(77.4)

(1)	Includes amortization of discounts of approximately $1.9 million and PIK interest of approximately $235,000.

The following table shows the fair value of TICC’s portfolio of investments by asset class as of December 31, 2009 and 2008:

	2009		2008
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)		(dollars in millions)
Senior Secured Notes	$184.6	92.1%	$172.0	90.7%
Senior Unsecured Notes	0.0	0.0%	1.0	0.5%
CLO Subordinated Secured Notes	4.9	2.5%	0.0	0.0%
Senior Subordinated Unsecured Notes	2.7	1.4%	10.4	5.5%
CLO Preference Shares	2.2	1.1%	0.0	0.0%
Common Stock	5.4	2.7%	3.0	1.6%
Warrants	0.5	0.2%	3.2	1.7%

Total	$200.3	100.0%	$189.6	100.0%

Other Assets

Other assets consists of prepaid expenses associated primarily with insurance costs.

Interest Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Payment-In-Kind

The Company has investments in its portfolio which contain a PIK provision. The PIK income is added to the principal balance of the investment and is recorded as income. To maintain the Company’s status as a RIC, this income must be paid out to stockholders in the form of dividends, even though the Company has not collected any cash. For the year ended December 31, 2009 TICC recorded PIK interest income of approximately $162,000. For the years ended December 31, 2008 and 2007, TICC recorded approximately $235,000 and $531,000 in PIK interest income, respectively.

In addition, TICC recorded original issue discount income of approximately $2,783,000, $1,881,000 and $1,629,000 for the years ended December 31, 2009, 2008 and 2007, respectively, representing the amortization of the discounted cost attributed to certain debt securities purchased by TICC in connection with the issuance of warrants.

Other Income

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring.

Managerial Assistance Fees

The 1940 Act requires that a business development company offer managerial assistance to its portfolio companies. The Company offers to provide managerial assistance to its portfolio companies in connection with the Company’s investments and may receive fees for its services. The Company has not received any fees for such services since inception.

Federal Income Taxes

TICC intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, TICC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the cost basis of the portfolio investments at December 31, 2009 and December 31, 2008 was approximately $260,645,369 and $282,191,897, respectively.

Concentration of Credit Risk

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Company’s portfolio may be concentrated in a limited number of portfolio companies in the technology-related sector, which will subject the Company to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that the Company holds or if the technology-related sector experiences a market downturn.

Note 3. Cash and Cash Equivalents

At December 31, 2009 and December 31, 2008, respectively, cash and cash equivalents consisted of:

	December 31, 2009	December 31, 2008
Eurodollar Time Deposit (due 1/4/10)	$23,759,409	$—

Total Cash Equivalents	23,759,409	—
Cash	213,476	14,069,251

Cash and Cash Equivalents	$23,972,885	$14,069,251

Note 4. Earnings Per Share

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the years ended December 31, 2009, 2008 and 2007:

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007
Numerator for basic and diluted income per share—net increase in net assets resulting from net investment income	$13,491,984	$22,191,163	$27,193,619
Numerator for basic and diluted income per share—net increase (decrease) in net assets resulting from operations	$35,182,458	$(53,266,154)	$(11,648,832)
Denominator for basic and diluted income per share -weighted average shares(1)	26,624,217	24,314,512	20,977,779
Basic and diluted net investment income per common share(1)	$0.51	$0.91	$1.30
Basic and diluted net increase (decrease) in net assets resulting from operations per common share(1)	$1.32	$(2.19)	$(0.56)

(1)	TICC issued transferable rights to stockholders of record on May 23, 2008. The rights entitled rights holders to subscribe for an aggregate of 4,339,226 shares of the Company’s common stock. Record date stockholders received one right for every outstanding share of common stock owned on the record date. The rights entitled the holders to purchase one new share of common stock for every five rights held. The subscription price equaled 88% of the volume-weighted average of the sales price of TICC’s common stock on the NASDAQ Global Select Market on the five trading days that ended on the expiration date, which was June 13, 2008. On June 18, 2008 all 4,339,226 shares of common stock were issued. Accordingly, as required by ASC 260-10, the number of weighted average shares of common stock outstanding for basic and diluted earnings per share have been increased retroactively by a factor of 1.021 for all periods presented before June 18, 2008. This factor represents the impact of the bonus element of the rights offering on the Company’s common stock, based upon the closing price of the stock immediately prior to the rights trading separately from the stock on May 20, 2008 ($6.76 per share), and the expected proceeds from the rights offering (assuming an exercise price of 88% of the closing price).

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Related Party Transactions

TICC has entered into an investment advisory agreement with TICC Management (the “Investment Advisory Agreement”) under which TICC Management, subject to the overall supervision of TICC’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, TICC. For providing these services TICC Management receives a fee from TICC, consisting of two components: a base management fee (the “Base Fee”) and an incentive fee. The Base Fee is calculated at an annual rate of 2.00%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. Accordingly, the Base Fee will be payable regardless of whether the value of TICC’s gross assets have decreased during the quarter.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that TICC receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Fee, expenses payable under the Company’s administration agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to one- fourth of an annual “hurdle rate.” Given that this portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter, this portion of TICC Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

For each year commencing on or after January 1, 2005, the annual hurdle rate has been determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The annual hurdle rate for the 2009, 2008 and 2007 calendar year was 6.55%, 8.45% and 9.70%, respectively. The current hurdle rate for the 2010 calendar year, calculated as of December 31, 2009, is 7.69%.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of the Company’s “Incentive Fee Capital Gains,” which consist of the Company’s realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year.

Incentive fees, based upon pre-incentive fee net investment income, were approximately $51,800, $485,000 and $255,000 for the years ended December 31, 2009, 2008 and 2007, respectively. There were no capital gains incentive fees earned for any year in this three-year period.

In addition, in the event the Company recognizes payment-in-kind, or “PIK,” interest income in excess of its available capital, the Company may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse the Company for the portion of any incentive fees attributable to PIK loan interest income in the event of a subsequent default.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

TICC has also entered into an Administration Agreement with BDC Partners under which BDC Partners provides administrative services for TICC. For providing these services, facilities and personnel, TICC reimburses BDC Partners for TICC’s allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent.

The Company’s investment activities are managed by its investment adviser, TICC Management, pursuant to the investment advisory agreement described above. TICC Management is owned by BDC Partners, its managing member, and Royce & Associates, LLC (“Royce & Associates”). Jonathan Cohen, TICC’s Chief Executive Officer, and Saul Rosenthal, TICC’s President and Chief Operating Officer, are the members of BDC Partners, and Charles Royce, TICC’s non-executive chairman, is the President of Royce & Associates. For the periods ended December 31, 2009, 2008 and 2007, respectively, TICC incurred investment advisory fees of $4,122,005, $7,001,236 and $7,461,735 in accordance with the terms of the Investment Advisory Agreement, and incurred $971,356, $906,109 and $897,740 in compensation expenses for the services of employees allocated to the administrative activities of TICC, pursuant to the Administration Agreement with BDC Partners. In addition, TICC incurred $76,501, $74,392 and $61,382 for facility costs allocated under the agreement for the years ended December 31, 2009, 2008 and 2007, respectively. At December 31, 2009, 2008 and 2007, respectively $1,119,544, $1,287,451 and $2,123,168 of investment advisory fees remained payable to TICC Management, and no compensation expense remained payable to BDC Partners at the end of any year in the three-year period.

Note 6. Other Income

Other income includes primarily closing fees, or origination fees, associated with investments in portfolio companies as well as dividends. Fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. For the years ended December 31, 2009, 2008 and 2007, respectively, TICC earned approximately $0.1 million, $0.8 million and $1.9 million, in other income.

The 1940 Act requires that a business development company offer managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the years ended December 31, 2009, 2008 and 2007, the Company received no fee income for managerial assistance.

Note 7. Commitments

In the normal course of business, the Company enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Company to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of December 31, 2009, the Company had not issued any commitments to purchase additional debt investments and/or warrants from any portfolio companies.

Note 8. Revolving Credit Agreement

During the year ending December 31, 2009, the Company did not have a revolving credit facility agreement. However, during 2008, the Company had a credit facility (the “Credit Facility”) with the Royal Bank of Canada (“RBC”), as an agent and a lender, and Branch Banking and Trust Company (“BB&T”) as an additional lender. The Company amended the Credit Facility during the year ended December 31, 2008, whereby, the total commitment of $150 million (which was a reduction from $180 million as a result of the removal of Commerzbank AG as a lender) was reduced periodically and effective December 30, 2008, the Company had fully repaid all amounts under the Credit Facility and reduced the commitment amount thereunder to zero, effectively terminating the Credit Facility.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 9. Subsequent Events

On January 28, 2010, the Company’s investment in senior secured notes issued by Questia Media, Inc. was repaid at par.

The Company declared, on March 4, 2010, a cash dividend of $0.15 per share payable March 31, 2010 to holders of record on March 24, 2010.

Note 10. Financial Highlights

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Per Share Data
Net asset value at beginning of period	$7.68	$11.94	$13.77	$13.77	$13.71

Net investment income(1)	0.51	0.91	1.32	1.30	1.07
Net realized and unrealized capital gains (losses)(2)	0.81	(2.94)	(1.79)	0.05	0.14

Total from investment operations	1.32	(2.03)	(0.47)	1.35	1.21

Dividends from net investment income	(0.60)	(0.98)	(1.37)	(1.28)	(1.01)
Distributions from net realized capital gains	(0.00)	(0.00)	(0.05)	(0.10)	(0.00)
Tax return of capital distributions	(0.00)	(0.08)	(0.02)	(0.00)	(0.00)

Total distributions(3)	(0.60)	(1.06)	(1.44)	(1.38)	(1.01)

Effect of shares issued, net of offering expenses	(0.04)	(1.17)	0.08	0.03	(0.14)

Net asset value at end of period	$8.36	$7.68	$11.94	$13.77	$13.77

Per share market value at beginning of period	$3.80	$9.23	$16.14	$15.10	$15.01
Per share market value at end of period	$6.05	$3.80	$9.23	$16.14	$15.10
Total return(4)	81.15%	(50.23)%	(36.26)%	17.02%	7.47%
Shares outstanding at end of period	26,813,216	26,483,546	21,563,717	19,705,824	19,304,401

Ratios/Supplemental Data
Net assets at end of period (000’s)	$224,092	$203,367	$257,370	$271,335	$265,905
Average net assets (000’s)	$206,183	$251,320	$277,994	$270,309	$184,715
Ratio of expenses to average net assets	3.40%	6.01%	5.99%	3.90%	4.00%
Ratio of expenses, excluding interest expense, to average net assets	3.40%	4.10%	3.72%	3.20%	3.72%
Ratio of net investment income to average net assets	6.54%	8.83%	9.78%	9.40%	7.80%

(1)	Represents per share net investment income for the period, based upon average shares outstanding.
(2)	Net realized and unrealized capital gain (losses) includes rounding adjustment to reconcile change in net asset value per share. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a description of realized and unrealized capital gains (losses).
(3)	For the years ending December 31, 2008 and 2007, approximately $0.08 per share and $0.02 per share of the Company’s distributions were characterized as a tax return of capital to the Company’s stockholders, respectively.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(4)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan.

Note 11. Dividends

The following table represents the cash distributions, including dividends and returns of capital, if any, declared per share:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2010
March 4, 2010	March 24, 2010	March 31, 2010	$0.15

Fiscal 2009
October 29, 2009	December 10, 2009	December 31, 2008	0.15
July 30, 2009	September 10, 2009	September 30, 2008	0.15
May 5, 2009	June 10, 2009	June 30, 2009	0.15
March 5, 2009	March 17, 2009	March 31, 2009	0.15

Total (2009)			$0.60

Fiscal 2008
October 30, 2008	December 10, 2008	December 31, 2008	0.20
July 31, 2008	September 10, 2008	September 30, 2008	0.20
May 1, 2008	June 16, 2008	June 30, 2008	0.30
March 11, 2008	March 21, 2008	March 31, 2008	0.36

Total (2008)			$1.06

The tax character of distributions declared and paid in 2009 represented $15,973,470 from ordinary income, and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no affect on net asset value per share.

The Company has available $30,276,751 of capital losses which can be used to offset future capital gains. If these losses are not utilized, $21,899,301 will expire in 2016 and $8,377,450 will expire in 2017. Under the current law, capital losses related to securities realized after October 31 and prior to the Company’s fiscal year end may be deferred as occurring the first day of the following year. For the fiscal year ended December 31, 2009, the Company elected to defer capital losses of $2,135,599.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follow:

Distributable ordinary income	$23,864
Distributable long-term capital gains (capital loss carry forward)	(30,276,751)
Unrealized depreciation on investments	(60,394,246)

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follow:

Distributable ordinary income	$—
Distributable long-term capital gains (capital loss carry forward)	(21,899,323)
Unrealized depreciation on investments	(92,597,771)

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 12. Selected Quarterly Data (Unaudited)

	Year Ended December 31, 2009
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$5,515,343	$4,948,942	$4,920,199	$5,123,308
Net Investment Income	3,552,891	3,178,063	3,242,794	3,518,236
Net Increase (Decrease) in Net Assets resulting from Operations	11,902,261	15,023,970	9,699,198	(1,442,971)
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted(1)(2)	$0.13	$0.12	$0.12	$0.13
Net Increase (Decrease) in Net Assets resulting from Operations, per common share, basic and diluted(1)(2)	$0.45	$0.56	$0.36	$(0.05)

	Year Ended December 31, 2008
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$6,953,709	$8,797,683	$10,074,420	$11,479,823
Net Investment Income	4,442,712	5,705,621	5,772,174	6,270,656
Net (Decrease) Increase in Net Assets resulting from Operations	(38,710,677)	(4,142,705)	5,749,787	(16,162,559)
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted(1)(2)	$0.17	$0.22	$0.25	$0.28
Net (Decrease) Increase in Net Assets resulting from Operations, per common share, basic and diluted(1)(2)	$(1 .47)	$(0.16)	$0.25	$(0.73)

(1)	In accordance with ASC 260-10, the weighted-average shares of common stock outstanding used in computing basic and diluted earnings per share for the quarters ending March 31, 2008 and June 30, 2008, respectively, were increased retroactively by a factor of 1.021 to recognize the bonus element associated with rights to acquire shares of common stock that were issued to stockholders on May 23, 2008. See Note 4—Earnings Per Share for additional information about the rights offering and the calculation of the associated bonus element.
(2)	Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the years ending December 31, 2009 and 2008 due to rounding.

Note 13. Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-6 Fair Value Measurements and Disclosures related to Fair Value Measurements and Disclosures—(Topic 820), Improving Disclosures about Fair Value Measurements. This update provides amendments to Subtopic 820-10 that requires new disclosures for transfers in and out of Levels 1 and 2, reporting gross activity in Level 3 fair value measurements, and clarifications to the level of detail of existing disclosures. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, with the exception of reporting gross activity in Level 3 fair value measurements which is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company does not expect the adoption of ASU 2010-6 to have a material impact on the Company’s financial statements.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 14. Risk Disclosures

The U.S. capital markets have been experiencing extreme volatility and disruption for almost two years, and the Company believes that the U.S. economy may still be in a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Company believes these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on the Company’s business, financial condition and results of operations. Adverse economic conditions could also increase the Company’s funding costs, limit the Company’s access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could limit the Company’s investment originations, limit the Company’s ability to grow and negatively impact the Company’s operating results.

Many of the companies in which the Company has made or will make investments may be susceptible to the current recession, which may affect the ability of a company to repay TICC’s loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Therefore, the Company’s nonperforming assets are likely to increase, and the value of the Company’s portfolio is likely to decrease during this period. Adverse economic conditions also may decrease the value of any collateral securing some of the Company’s loans and the value of its equity investments. The current adverse economic conditions could lead to financial losses in the Company’s portfolio and a decrease in its revenues, net income, and the value of the Company’s assets. For example, during 2009 the Company had experienced significant losses on several of its portfolio investments, including a realized loss on Falcon Communications, Inc and unrealized depreciation on WAICCS Las Vegas, LLC and Box Services, LLC, each of which was in part attributable to the current adverse economic conditions in the industries in which those portfolio companies operate.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that the Company holds. The Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though the Company may have structured its investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which the Company actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize the Company’s debt holding and subordinate all or a portion of the Company’s claim to that of other creditors. These events could harm the Company’s financial condition and operating results.

As a business development company, the Company is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of its Board of Directors. Decreases in the market values or fair values of the Company’s investments are recorded as unrealized depreciation. The continuing unprecedented declines in prices and liquidity in the corporate debt markets have resulted in significant net unrealized depreciation in the Company’s portfolio, reducing its net asset value. Depending on market conditions, the Company could continue to incur substantial losses in future periods, which could have a material adverse impact on its business, financial condition and results of operations.

TICC CAPITAL CORP.

STATEMENTS OF ASSETS AND LIABILITIES

(unaudited)

	September 30, 2010	December 31, 2009

ASSETS
Investments, at fair value (cost: $245,890,044@ 9/30/10; $260,752,699 @ 12/31/09)
Non-affiliated/non-control investments (cost: $227,443,530 @ 9/30/10; $241,169,345 @ 12/31/09)	$217,377,950	$180,226,123
Control investments (cost: $18,446,514 @ 9/30/10; $19,583,354 @ 12/31/09)	19,575,000	20,025,000

Total investments at fair value	236,952,950	200,251,123

Cash and cash equivalents	13,138,904	23,972,885
Interest receivable	2,303,128	860,271
Prepaid expenses and other assets	106,743	256,012

Total assets	$252,501,725	$225,340,291

LIABILITIES
Investment advisory fee payable to affiliate	$1,710,056	$1,119,544
Accrued expenses	513,515	128,752

Total liabilities	2,223,571	1,248,296

NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized, and 26,989,408 and 26,813,216 issued and outstanding, respectively	269,894	268,132
Capital in excess of par value	321,653,729	320,175,874
Net unrealized depreciation on investments	(8,937,094)	(60,501,576)
Accumulated net realized losses on investments	(61,515,057)	(32,412,374)
Distributions in excess of investment income	(1,193,318)	(3,438,061)

Total net assets	250,278,154	224,091,995

Total liabilities and net assets	$252,501,725	$225,340,291

Net asset value per common share	$9.27	$8.36

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2010

(unaudited)

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
ACA CLO 2006-2, Limited	structured finance	CLO preferred equity	—	$2,200,000	$2,675,000

Airvana Network Solutions, Inc.	software	senior secured notes(4)(6) (11.00%, due August 27, 2014)	$10,155,556	9,974,804	10,041,306

AKQA, Inc.	advertising	senior secured notes(4)(6) (4.79%, due March 20, 2013)	8,390,502	8,390,502	8,247,863

Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(4)(5)(6) (9.84%, due September 11, 2013)	15,675,000	15,446,514	15,675,000
		common stock	—	3,000,000	3,900,000

Allen Systems Group, Inc.	software	second lien senior secured notes(3)(4)(5) (13.00%, due April 19, 2014)	3,566,828	3,447,969	3,531,160

American Integration Technologies, LLC	semiconductor capital equipment	senior secured notes(4)(5) (11.75%, due December 31, 2013)	25,401,906	21,493,858	22,607,696

Avenue CLO V LTD 2007-5A D1	structured finance	CLO secured notes(4)(5) (3.95%, due April 25, 2019)	3,659,805	1,678,973	1,646,912

Band Digital Inc. (f/k/a “WHITTMANHART, Inc.”)	IT consulting	senior secured notes(4)(6) (15.58%, due December 31, 2011)	2,625,000	2,625,000	2,625,000
		warrants to purchase common stock(7)	—	0	0

Birch Communications, Inc.	telecommunication services	senior secured notes(4) (15.00%, due June 21, 2015)	4,090,909	4,090,909	4,090,909

Canaras CLO - 2007-1A E	structured finance	CLO secured notes(4)(5) (4.64%, due June 19, 2021)	3,500,000	1,785,493	1,820,000

Cavtel Holdings, LLC	telecommunication services	first lien senior secured notes(3)(4)(5)(6) (9.50%, due December 31, 2012)	6,040,396	4,402,831	6,055,497

CIFC CLO - 2006-1A B2L	structured finance	CLO secured notes(4)(5) (4.52%, due October 20, 2020)	3,247,284	1,573,967	1,623,642

Del Mar CLO I Ltd. 2006-1	structured finance	CLO secured notes(4)(5)(6) (4.47, due July 25, 2018)	1,831,690	918,941	1,025,746

Drew Marine Partners, L.P.	shipping & transportation	first lien senior secured notes(4)(5)(6) (9.50%, due August 31, 2014)	4,718,750	4,611,532	4,671,563

Fairway Group Acquisition Company	grocery	first lien senior secured notes(4)(5) (12.00%, due October 1, 2014)	4,962,500	4,837,376	4,939,772

Flagship 2005-4A D	structured finance	CLO secured notes(4)(5) (5.05%, due June 1, 2017)	2,612,988	1,513,808	1,476,338

Fusionstorm, Inc.	IT value-added reseller	subordinated notes(4)(5)(6) (11.74%, due October 2, 2011)	2,200,000	2,173,357	2,126,025
		warrants to purchase common stock(7)	—	725,000	150,000

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2010

(unaudited)

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
GenuTec Business Solutions, Inc.	interactive voice messaging services	senior secured notes(4)(5)(7) (0.0%, due October 30, 2014)	$3,476,000	$3,042,025	$2,000,000
		convertible preferred stock(7)	—	1,500,000	0

GXS Worldwide Inc.	software	senior secured notes(5) (9.75%, due June 15, 2015)	8,000,000	7,880,342	7,920,000

Harch CLO II LTD 2005-2a e	structured finance	CDO secured notes(4)(5) (5.51%, due October 22, 2017)	4,819,262	2,337,866	2,409,631

Hewetts Island CDO 2007-1RA E	structured finance	CDO secured notes(4)(5)(6) (7.15%, due November 12, 2019)	3,201,735	1,850,634	1,985,076

Hewetts Island CDO III 2005-1A D	structured finance	CDO secured notes(4)(5) (6.17%, due August 9, 2017)	6,641,328	3,445,142	3,785,557

Hewetts Island CDO IV 2006-4X E BB	structured finance	CDO secured notes(4)(5) (4.97%, due May 9, 2018)	3,251,816	1,463,621	1,695,172

HHI Holdings LLC	auto parts manufacturer	senior secured notes(4)(5) (10.50%, due March 30, 2015)	2,925,000	2,841,973	2,939,625

Hudson Straits CLO 2004-1A E	structured finance	CLO secured notes(4)(5) (7.28%, due October 15, 2016)	2,244,290	1,261,559	1,391,460

Hyland Software, Inc.	enterprise software	second lien senior secured notes(4)(5) (6.88%, due June 30, 2014)	11,000,000	10,946,616	10,989,000

Integra Telecomm, Inc.	telecommunication services	common stock(7)	—	1,712,397	1,959,011

Krispy Kreme Doughnut Corporation	retail food products	first lien senior secured notes(4)(5)(6) (10.75%, due February 16, 2014)	4,063,526	3,811,422	4,022,890

Landmark V CDO LTD	structured finance	CDO senior secured notes(4)(5)(6) (5.55%, due June 1, 2017)	3,722,086	2,119,622	2,521,341

Latitude II CLO 2006 2A D	structured finance	CLO senior secured notes(4)(5)(6) (4.04%, due December 15, 2018)	2,828,018	1,452,983	1,496,022

Latitude III CLO 2007-3A	structured finance	CLO secured notes(4)(5) (4.28%, due April 11, 2021)	4,000,000	1,810,670	1,840,000

Liberty CDO LTD 2005-1A C	structured finance	CLO secured notes(4)(5)(6) (2.37%, due November 1, 2017)	2,706,177	1,446,161	1,434,274

Lightpoint CLO 2007-8a	structured finance	CLO secured notes(4)(5) (7.03%, due July 25, 2018)	5,000,000	2,703,321	3,050,000

Loomis Sayles CLO 2006-1AE	structured finance	CLO secured notes(4)(5) (4.35%, due October 26, 2020)	3,322,992	1,798,239	1,860,876

Ocean Trails CLO II 2007-2a-d	structured finance	CLO subordinated secured notes(4)(5) (5.03%, due June 27, 2022)	3,649,700	1,949,818	1,952,590

Pegasus Solutions, Inc.	enterprise software	first lien senior secured notes(4)(5)(6) (7.75%, due April 17, 2013)	2,975,230	2,724,700	2,838,369
		second lien senior secured notes(3)(5)(6) (13.00%, due April 15, 2014)	4,967,789	2,742,888	4,525,656
		common equity(7)	—	62,595	154,710
		preferred equity(7)	—	657,247	1,451,174

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2010

(unaudited)

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Power Tools, Inc.	software	senior secured notes(4)(5)(6) (12.00%, due May 16, 2014)	$9,250,000	$9,152,642	$7,862,500
		warrants to purchase common stock(7)	—	350,000	270,000

Prodigy Health Group	healthcare	second lien senior secured notes(4)(5) (8.26%, due November 29, 2013)	3,466,667	2,405,898	3,328,000

Prospero CLO II BV	structured finance	CLO senior secured notes(4)(5) (4.47%, due October 20, 2022)	9,900,000	4,146,575	4,356,000

QA Direct Holdings, LLC	printing and publishing	first lien senior secured notes(4)(5)(6) (8.25%, due August 10, 2014)	5,505,392	5,141,676	5,156,736

Sargas CLO 2006 -1A	structured finance	CLO subordinated notes	—	4,945,500	4,040,000

SCS Holdings II, Inc.	IT value-added reseller	second lien senior secured notes(4) (6.29%, due May 30, 2013)	7,500,000	7,508,204	6,750,000

Shearer’s Food Inc.	food products manufacturer	subordinated notes(3)(4)(5) (15.00%, due March 31, 2016)	4,040,410	3,945,765	4,080,813

Shield Finance Co.	software	first lien term notes(4)(5)(6) (7.75%, due June 15, 2016)	5,955,000	5,720,300	5,761,463

SonicWall, Inc.	software	first lien senior secured notes(4)(5) (8.25%, due January 23, 2016)	2,000,000	1,941,583	2,000,000
		second lien senior secured notes(4)(5) (12.00%, due January 23, 2017)	5,000,000	4,852,834	4,900,000

Stratus Technologies, Inc.	computer hardware	first lien high yield notes(5) (12.00%, due March 29, 2015)	10,000,000	9,139,894	9,930,000
		common equity(7)	—	377,928	0
		preferred equity(7)	—	186,622	431,480

U.S. Telepacific Corp.	telecommunication services	senior secured notes(4)(5) (9.25%, due August 4, 2011)	3,980,000	3,955,040	3,984,975

Vision Solutions, Inc	software	senior secured notes(4)(5) (7.75%, due July 23, 2016)	6,000,000	5,765,559	5,880,000

WAICCS Las Vegas, LLC	real estate development	second lien senior secured notes(4)(7)(10)(11) (9.31%, due July 31, 2009)	15,000,000	15,000,000	0

Workflow Management, Inc.	printing & document management	first lien senior secured notes(3)(4)(5)(6)(12) (8.00%, due November 30, 2011)	5,632,355	4,901,349	5,069,120

Total Investments				$245,890,044	$236,952,950

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which TICC may be deemed to control, TICC does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, TICC would be presumed to “control” a portfolio company if TICC owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if TICC owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2010

(unaudited)

(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	As a percentage of net assets at September 30, 2010, investments at fair value are categorized as follows: senior secured notes (71.3%), subordinated notes (2.5%), CLO debt (14.9%), CLO equity (2.7%), common stock (2.4%), preferred stock (0.8%) and warrants to purchase equity securities (0.2%).
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is 12,970,424; aggregate gross unrealized depreciation for federal income tax purposes is $21,800,188. Net unrealized depreciation is $8,829,764 based upon a tax cost basis of $245,782,714.
(10)	Debt investment on non-accrual status at the relevant period end.
(11)	In 2009, the maturity date on our investment in WAICCS Las Vegas, LLC (“WAICCS”) became July 31, 2009 as a result of the failure of WAICCS’ equity sponsor to pre-fund interest reserves as required to extend the maturity beyond July 31, 2009. During July 2009, this investment was placed on non-accrual status and, as of September 30, 2010, the maturity date has not been revised as the interest reserves have not yet been pre-funded.
(12)	Workflow Management, Inc. filed for Chapter 11 bankruptcy protection on September 29, 2010.

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2009

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)(8)
ACA CLO 2006-2, Limited	structured finance	CLO preferred equity	—	$2,200,000	$2,200,000

AKQA, Inc.	advertising	senior secured notes(4)(6) (4.75%, due March 20, 2013)	$8,491,848	8,491,848	8,143,682

Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(4)(5)(6) (9.84%, due September 11, 2013)	17,025,000	16,583,354	17,025,000
		common stock	—	3,000,000	3,000,000

Allen Systems Group, Inc.	software	second lien senior secured notes(3)(4)(5) (13.00%, due April 19, 2014)	3,514,000	3,361,190	3,393,927

American Integration Technologies, LLC	semiconductor capital equipment	senior secured notes(4)(6)(7)(10) (13.75%, due April 29, 2011)	20,950,000	20,950,000	8,380,000

Attachmate Corporation	enterprise software	second lien senior secured notes(4)(5) (7.00%, due October 13, 2013)	2,000,000	1,396,221	1,615,000

Box Services, LLC	digital imaging	senior secured notes(4)(6) (9.50%, due April 30, 2012)	11,915,170	11,915,170	4,106,563

Cavtel Holdings, LLC	telecommunication services	first lien senior secured notes(3)(4)(5)(6) (10.50%, due December 31, 2012)	6,438,805	4,208,627	6,390,515

Del Mar CLO I Ltd. 2006-1	structured finance	CLO secured notes(4)(5) (4.28%, due July 25, 2018)	1,876,262	903,895	891,224

Drew Marine Partners, L.P.	shipping & transportation	first lien senior secured notes(4)(5)(6) (9.50%, due August 31, 2014)	4,906,250	4,769,087	4,832,656

Fairway Group Acquisition Company	grocery	first lien senior secured notes(4)(5) (12.00%, due October 1, 2014)	5,000,000	4,851,296	4,900,000

First Data Corporation	business services	first lien senior secured notes(4)(5)(6) (3.00%, due September 24, 2014)	4,961,929	3,725,801	4,398,899

Fusionstorm, Inc.	IT value-added reseller	senior subordinated unsecured notes(4)(5)(6) (11.74%, due October 2, 2011)	3,550,000	3,483,268	2,680,250
		warrants to purchase common stock(7)		725,000	250,000

GenuTec Business Solutions, Inc.	interactive voice messaging services	senior secured notes(4)(5)(7) (0.0%, due October 30, 2014)	3,476,000	2,906,779	2,000,000
		convertible preferred stock(7)	—	1,500,000	0

Group 329, LLC (d/b/a “The CAPS Group”)	digital imaging	senior secured term A notes(4)(5)(7)(10) (11.89%, due February 28, 2012)	5,467,804	5,406,561	0
		warrants to purchase common stock(7)	—	110,000	0
		senior secured term B notes(4)(5)(7)(10) (12.39%, due February 28, 2013)	17,485,000	17,250,655	0
		warrants to purchase common stock(7)	—	90,000	0

GXS Worldwide Inc.	software	senior secured notes(5) (9.75%, due June 15, 2015)	8,000,000	7,865,888	7,870,000

Hyland Software, Inc.	enterprise software	second lien senior secured notes(4)(5) (6.77%, due July 31, 2014)	11,000,000	10,936,317	10,461,000

Integra Telecomm, Inc.	telecommunications services	common stock(7)	—	1,712,397	2,454,450

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2009

(unaudited)

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2) (8)
Krispy Kreme Doughnut Corporation	retail food products	first lien senior secured notes(4)(5)(6) (10.75%, due February 16, 2014)	$4,980,973	$4,534,476	$4,738,151

Lightpoint CLO 2007-8a	structured finance	CLO secured notes(4)(5) (6.78%, due July 25, 2018)	5,000,000	2,621,122	2,575,000

NetQuote, Inc.	web-based services	senior secured notes(4)(6) (9.50%, due May 1, 2011)	21,000,000	21,000,000	20,790,000

Ocean Trails CLO II 2007-2a-d	structured finance	CLO subordinated secured notes(4)(5) (4.78%, due June 27, 2022)	2,838,656	1,490,894	1,447,714

Palm, Inc.	consumer electronics	first lien senior secured notes(4)(5)(6) (3.76%, due April 24, 2014)	14,575,446	13,609,015	12,462,006

Power Tools, Inc.	software	senior secured notes(4)(5)(6) (12.00%, due May 16, 2014)	10,000,000	9,872,792	7,825,000
		warrants to purchase common stock(7)	—	350,000	220,000

Prodigy Health Group	healthcare	second lien senior secured notes(4)(5) (8.24%, due November 29, 2013)	4,000,000	2,546,288	3,386,000

Punch Software LLC	software	senior secured notes(4)(7) (0.00%, due October 31, 2012)	2,100,000	1,595,643	1,625,400

QA Direct Holdings, LLC	printing and publishing	first lien senior secured notes(4)(5)(6) (8.00%, due August 10, 2014)	3,632,149	3,342,189	3,232,613

Questia Media, Inc.	digital media	senior secured notes(3) (11.00%, due Jan. 29, 2010)	14,358,128	14,358,128	13,767,127

SCS Holdings II, Inc.	IT value-added reseller	second lien senior secured notes(4) (6.25%, due May 30, 2013)	14,500,000	14,510,534	11,890,000

Springboard Finance (d/b/a “Skype”)	telecommunication services	first lien senior secured notes(4)(5) (9.00%, due November 19, 2014)	2,000,000	1,950,873	2,080,000

Stratus Technologies, Inc.	computer hardware	first lien senior secured notes(4)(5)(6) (4.01%, due March 29, 2011)	4,721,536	3,767,988	4,459,491

WAICCS Las Vegas, LLC	real estate development	second lien senior secured notes(4)(7)(9)(10) (9.31%, due July 31, 2009)	15,000,000	15,000,000	1,500,000

WHITTMANHART, Inc.	IT consulting	senior secured notes(4)(6) (13.58%, due December 31, 2010)	3,125,000	3,125,000	3,125,000
		warrants to purchase common stock(7)	—	0	0

Workflow Management, Inc.	printing & document management	first lien senior secured notes(3)(4)(5)(6) (9.50%, due November 30, 2011)	6,626,109	5,263,940	6,311,369

X-Rite Incorporated	software	first lien senior secured notes(4)(5)(6) (7.47%, due October 24, 2012)	3,994,865	3,470,463	3,823,086

Total Investments				$260,752,699	$200,251,123

See accompanying notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2009

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which TICC may be deemed to control, TICC does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, TICC would be presumed to “control” a portfolio company if TICC owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if TICC owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	As a percentage of net assets at December 31, 2009, investments at fair value are categorized as follows: senior secured notes (82.38%), CLO subordinated secured notes (2.2%), senior subordinated unsecured notes (1.2%), CLO preference shares (1.0%), common stock (2.4%), and warrants to purchase equity securities (0.2%).
(9)	In 2009, the maturity date on our investment in WAICCS Las Vegas, LLC (“WAICCS”) became July 31, 2009 as a result of the failure of WAICCS’ equity sponsor to pre-fund interest reserves as required to extend the maturity beyond July 31, 2009. During July 2009, this investment was placed on non-accrual status and, as of December 31, 2009, the maturity date has not been revised as the interest reserves have not yet been pre-funded.
(10)	Debt investment on non-accrual status at the relevant period end.
(11)	Aggregate gross unrealized appreciation for federal income tax purposes is $7,807,742; aggregate gross unrealized depreciation for federal income tax purposes is $68,201,988. Net unrealized depreciation is $60,394,246 based upon a tax cost basis of $260,645,369.

See accompanying notes.

TICC CAPITAL CORP.

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended September 30, 2010	Three Months Ended September 30, 2009	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income - debt investments	$7,593,456	$4,272,498	$19,687,039	$12,991,256
Distributions from securitization vehicles - equity investments	959,268	—	2,669,755	—
Commitment and amendment fee income	102,365	6,256	562,879	62,549
Other income	328	66,074	17,118	71,810

Total investment income from non-affiliated/non-control investments	8,655,417	4,344,828	22,936,791	13,125,615

From control investments:
Interest income - debt investments	425,701	604,114	1,430,970	1,866,834

Total investment income from control investments	425,701	604,114	1,430,970	1,866,834

Total investment income	9,081,118	4,948,942	24,367,761	14,992,449

EXPENSES
Compensation expense	244,039	225,953	723,235	677,858
Investment advisory fees	1,710,056	1,077,425	4,686,674	3,002,460
Professional fees	336,506	322,966	787,854	893,183
General and administrative	187,356	144,535	603,173	479,855

Total expenses	2,477,957	1,770,879	6,800,936	5,053,356

Net investment income	6,603,161	3,178,063	17,566,825	9,939,093

Net change in unrealized appreciation on investments	4,972,601	22,308,201	51,564,482	27,118,554

Net realized gains (losses) on investments	867,060	(10,462,294)	(29,102,683)	(13,777,450)

Net increase in net assets resulting from operations	$12,442,822	$15,023,970	$40,028,624	$23,280,197

Net increase in net assets resulting from net investment income per common share:
Basic and diluted	$0.25	$0.12	$0.65	$0.37
Net increase in net assets resulting from operations per common share:
Basic and diluted	$0.46	$0.56	$1.49	$0.88
Weighted average shares of common stock outstanding:
Basic and diluted	26,932,960	26,674,521	26,874,575	26,582,410

See accompanying notes.

TICC CAPITAL CORP.

STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

	Nine Months Ended September 30, 2010	Year Ended December 31, 2009
Increase (decrease) in net assets from operations:
Net investment income	$17,566,825	$13,491,984
Net realized losses on investments	(29,102,683)	(10,513,051)
Net change in unrealized appreciation on investments	51,564,482	32,203,525

Net increase in net assets resulting from operations	40,028,624	35,182,458

Dividends from net investment income	(15,322,082)	(15,973,470)

Distributions to shareholders	(15,322,082)	(15,973,470)

Capital share transactions:
Reinvestment of dividends	1,479,617	1,516,257

Net increase in net assets from capital share transactions	1,479,617	1,516,257

Total increase in net assets	26,186,159	20,725,245
Net assets at beginning of period	224,091,995	203,366,750

Net assets at end of period (including over distributed net investment income of ($1,193,318) and ($3,438,061), respectively)	$250,278,154	$224,091,995

Capital share activity:
Shares issued from reinvestment of dividends	176,192	329,670

Net increase in capital share activity	176,192	329,670

See accompanying notes.

TICC CAPITAL CORP.

STATEMENTS OF CASH FLOWS

(unaudited)

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$40,028,624	$23,280,197
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(99,026,012)	(34,426,089)
Repayments of principal and reductions to investment cost value	42,038,804	44,097,249
Proceeds from the sale of investments	47,311,196	8,010,037
Increase in investments due to PIK	(356,562)	(80,252)
Net realized losses on investments	29,102,683	13,777,450
Net change in unrealized appreciation on investments	(51,564,482)	(27,118,554)
(Increase) decrease in interest receivable	(1,442,857)	235,541
Decrease in prepaid expenses and other assets	149,269	7,892
Amortization of discounts	(4,207,454)	(1,567,131)
Increase (decrease) in investment advisory fee payable	590,512	(210,027)
Increase in accrued expenses	384,763	140,161

Net cash provided by operating activities	3,008,484	26,146,474

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under dividend reinvestment plan of $1,479,617 and $1,119,038, respectively)	(13,842,465)	(10,842,298)

Net cash used by financing activities	(13,842,465)	(10,842,298)

Net (decrease) increase in cash and cash equivalents	(10,833,981)	15,304,176
Cash and cash equivalents, beginning of period	23,972,885	14,069,251

Cash and cash equivalents, end of period	$13,138,904	$29,373,427

NON-CASH FINANCING ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$1,479,617	$1,119,038

See accompanying notes.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

Note 1. Unaudited Interim Financial Statements

Interim financial statements of TICC Capital Corp. (“TICC” or “Company”) are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (“SEC”).

Note 2. Organization

TICC was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 as a closed-end management investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return.

TICC’s investment activities are managed by TICC Management, LLC (“TICC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of TICC Management and serves as the administrator of TICC.

Note 3. Investment Valuation

The most significant estimate inherent in the preparation of the Company’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments TICC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company adopted ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements, on January 1, 2008. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Company has determined that due to the general illiquidity of the market for the Company’s investment portfolio, whereby little or no market data exists, all of the Company’s investments are based upon “Level 3” inputs as of September 30, 2010.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

The Company’s Board of Directors determines the value of TICC’s investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, the Company has engaged third-party valuation firms to provide assistance in valuing its bilateral investments and, more recently, for certain of its syndicated loans, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

The Company’s process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of the Company’s investment is based, in part, on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby the Company exits a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which TICC derives a single estimate of enterprise value. To determine the enterprise value of a portfolio company, TICC analyzes the historical and projected financial results, as well as the nature and value of any collateral. The Company also uses industry valuation benchmarks and public market comparables. The Company also considers other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and includes these events in the enterprise valuation process. The Company generally requires portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, the Company’s bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value. The types of factors that the Company may take into account in valuing its investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when the Company has a minority position, when there are restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

The Company will record unrealized depreciation on bilateral investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and the Company’s equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of the Company’s bilateral investments for which market quotations are not readily available that, when combined with all other investments

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of TICC’s total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of TICC’s total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of TICC’s portfolio securities is based upon the grade assigned to each such security under TICC’s credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on the Company’s behalf, additional third party valuations with respect to both the Company’s bilateral portfolio securities and the Company’s syndicated loan investments. The Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

Given the continued economic downturn, the market for syndicated loans has become increasingly illiquid with limited or no transactions for many of those securities which the Company holds. On April 9, 2009, the FASB issued additional guidelines under ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Company’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace for which the Company obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments have shown these attributes of illiquidity as described by ASC-820-10-35. Due to the market illiquidity and the lack of transactions since 2008, the Company has determined that the current agent bank non-binding indicative bids for the substantial majority of its syndicated investments may not be considered reliable, and alternative valuation procedures would need to be performed until liquidity returns to the marketplace. As such, the Company has engaged third-party valuation firms to provide assistance in valuing certain of its syndicated investments. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be considered reliable, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms. The Company has considered the factors described in ASC 820-10 and has determined that it is properly valuing the securities in its portfolio.

During the past several quarters, the Company has acquired a number of debt and equity positions in collateralized loan obligation (“CLO”) investment vehicles. These investments are special purpose financing vehicles. In valuing such investments, the Company considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, the Company considers the indicative prices provided by the broker who arranges transactions in such investment vehicles, as well as any available information on other relevant transactions in the market. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at September 30, 2010, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using			Total
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and cash equivalents	$13.1	$0.0	$0.0	$13.1
Senior Secured Notes	0.0	0.0	178.4	178.4
CLO Debt	0.0	0.0	37.4	37.4
CLO Equity	0.0	0.0	6.7	6.7
Common Stock	0.0	0.0	6.0	6.0
Subordinated Notes	0.0	0.0	6.2	6.2
Preferred Stock	0.0	0.0	1.9	1.9
Warrants to purchase equity	0.0	0.0	0.4	0.4

Total	$13.1	$0.0	$237.0	$250.1

A reconciliation of the fair value of investments for three months ending September 30, 2010, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Common Stock Investments	Subordinated Note Investments	Preferred Share Equity Investments	Warrants to Purchase Common Stock Investments	Total
Balance at June 30, 2010	$184.5	$22.9	$6.5	$6.0	$6.5	$1.9	$0.4	$228.7
Realized gains included in earnings	0.5	0.0	0.0	0.0	0.0	0.0	0.0	0.5
Unrealized appreciation included in earnings	3.3	1.7	0.2	0.0	0.1	0.0	0.0	5.3
Accretion of discount	1.1	0.3	0.0	0.0	0.0	0.0	0.0	1.4
Purchases	32.0	12.7	0.0	0.0	0.0	0.0	0.0	44.7
Repayments and Sales(1)	(43.0)	(0.2)	0.0	0.0	(0.4)	0.0	0.0	(43.6)
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Balance at September 30, 2010	$178.4	$37.4	$6.7	$6.0	$6.2	$1.9	$0.4	$237.0

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$3.6	$1.7	$0.2	$0.0	$0.1	$0.0	$0.0	$5.6

(1)	Includes PIK interest of approximately $71,000 and rounding adjustments to reconcile period end balances.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

A reconciliation of the fair value of investments for nine months ending September 30, 2010, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Common Stock Investments	Subordinated Note Investments	Preferred Share Equity Investments	Warrants to Purchase Common Stock Investments	Total
Balance at December 31, 2009	$180.1	$4.9	$2.2	$5.5	$2.7	$0.0	$0.5	$195.9
Realized Losses included in earnings	(29.4)	0.0	0.0	0.0	0.0	0.0	0.0	(29.4)
Unrealized appreciation included in earnings	48.4	2.3	(0.4)	0.1	0.8	1.1	(0.1)	52.2
Accretion of discount	3.6	0.6	0.0	0.0	0.0	0.0	0.0	4.2
Purchases(1)	57.3	31.5	4.9	0.4	3.9	0.8	0.0	98.8
Repayments and Sales(2)	(81.6)	(1.9)	0.0	0.0	(1.2)	0.0	0.0	(84.7)
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Balance at September 30, 2010	$178.4	$37.4	$6.7	$6.0	$6.2	$1.9	$0.4	$237.0

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$16.5	$2.3	$(0.4)	$0.1	$0.8	$1.1	$(0.1)	$20.3

(1)	Purchases include rounding adjustments to reconcile period end balances.
(2)	Includes PIK interest of approximately $357,000.

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at December 31, 2009, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$23.8	$0.0	$0.0	$23.8
Bilateral investments	0.0	0.0	84.8	84.8
Syndicated investments	0.0	4.4	104.0	108.4
Collateralized loan obligation investments	0.0	0.0	7.1	7.1

Total	$23.8	$4.4	$195.9	$224.1

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

The following table shows the fair value of TICC’s portfolio of investments by asset class as of September 30, 2010 and December 31, 2009:

	September 30, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)		(dollars in millions)
Senior Secured Notes	$178.4	75.3%	$184.6	92.1%
CLO Debt	37.4	15.8%	4.9	2.5%
CLO Equity	6.7	2.8%	2.2	1.1%
Subordinated Notes	6.2	2.6%	2.7	1.4%
Common Stock	6.0	2.5%	5.4	2.7%
Preferred Stock	1.9	0.8%	0.0	0.0%
Warrants	0.4	0.2%	0.5	0.2%

Total	$237.0	100.0%	$200.3	100.0%

Note 4. Earnings Per Share

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the three and nine months ending September 30, 2010 and 2009, respectively:

	Three Months Ended September 30, 2010	Three Months Ended September 30, 2009	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Numerator for basic and diluted income per share—net increase in net assets resulting from investment income	$6,603,161	$3,178,063	$17,566,825	$9,939,093
Numerator for basic and diluted income per share—net increase in net assets resulting from operations	$12,442,822	$15,023,970	$40,028,624	$23,280,197
Denominator for basic and diluted income per share—weighted average shares	26,932,960	26,674,521	26,874,575	26,582,410
Basic and diluted net investment income per common share	$0.25	$0.12	$0.65	$0.37
Basic and diluted net increase in net assets resulting from operations per common share	$0.46	$0.56	$1.49	$0.88

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

Note 5. Related Party Transactions

The Company has entered into an investment advisory agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, TICC Management is owned by Royce & Associates, LLC (“Royce & Associates”) as the non-managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides TICC with office facilities and administrative services pursuant to an administration agreement (the “Administration Agreement”). Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a director, is the managing member of BDC Partners. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners. Messrs. Cohen and Rosenthal have an equal equity interest in BDC Partners. Charles M. Royce, the Company’s non-executive Chairman of the Board of Directors, is President and Chief Investment Officer of Royce & Associates. Royce & Associates, as the non-managing member of TICC Management, does not take part in the management or participate in the operations of TICC Management; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TICC Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc. BDC Partners is also the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen and Rosenthal, along with certain investment and administrative personnel of TICC Management, are invested.

The Company pays BDC Partners an allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the chief financial officer, chief compliance officer, controller and other administrative support personnel, which creates conflicts of interest that the Board of Directors must monitor.

The investment advisory fee for the quarter ended September 30, 2010 was approximately $1.7 million, representing primarily the base fee, as well as an investment advisory incentive fee of approximately $482,000. The investment advisory fee for the quarter ended September 30 2009 was approximately $1.1 million, which consisted entirely of the base fee for the period. The investment advisory fee for the nine months ended September 30, 2010 was approximately $4.7 million, representing the base fee, as well as income incentive fee of approximately $1.0 million. The investment advisory fee for the nine months ended September 30, 2009 was approximately $3.0 million which consisted of the base fee, as well as incentive fees of approximately $47,000. At each of September 30, 2010 and December 31, 2009, respectively, approximately $1.7 million and $1.1 million of investment advisory fees remained payable to TICC Management.

Pursuant to the terms of its administration agreement with BDC Partners, for the quarters ended September 30, 2010 and 2009 respectively, TICC incurred approximately $244,000 and $226,000 in compensation expenses for employees allocated to the administrative activities of TICC; for the nine months ended September 30, 2010 and 2009, TICC incurred approximately $723,000 and $678,000 in such expenses, respectively, of which $338,000 and $300,000 remained payable at the end of each respective period. TICC also incurred approximately $20,000 for reimbursement of facility costs both for the three months ended September 30, 2010 and 2009; for the nine months ended September 30, 2010 and 2009, TICC incurred approximately $60,000 and $59,000, of which amounts $0 remained payable at the end of each respective period.

Note 6. Dividends

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, the Company would not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required, among other requirements, to

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

distribute at least 90% of its annual investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

On September 30, 2010, the Company paid a dividend of $0.22 per share. For the nine month period ended September 30, 2010, the Company distributed $0.57 per share. The Company has a dividend reinvestment plan under which all distributions are paid to stockholders in the form of additional shares, unless a stockholder elects to receive cash.

Note 7. Net Asset Value Per Share

The Company’s net asset value per share at September 30, 2010 was $9.27, and at December 31, 2009 was $8.36. In determining the Company’s net asset value per share, the Board of Directors determined in good faith the fair value of the Company’s portfolio investments for which reliable market quotations are not readily available.

Note 8. Payment-In-Kind Interest

The Company may have investments in its portfolio which contain a payment-in-kind, or PIK, provision. The PIK interest is added to the cost basis of the investment and recorded as income. To maintain the Company’s status as a RIC (as discussed in Note 6 above), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the three months ended September 30, 2010 and 2009, the Company received approximately $71,000 and $69,000 in PIK interest, respectively. For the nine months ended September 30, 2010 and 2009, the Company recorded PIK interest of approximately $357,000 and $80,000, respectively.

In addition, the Company recorded discount income of approximately $2.1 million and $714,000 for the three months ended September 30, 2010 and 2009, respectively, representing the amortization of discount attributed to certain debt securities purchased by the Company, including original issue discount (“OID”). The Company had discount income of approximately $5.5 million (including discount income derived from cash remittances on discounted securities) and $1.6 million for the nine months ended September 30, 2010 and 2009, respectively.

Note 9. Other Income

The Company receives various fees in connection with its investments in portfolio companies, including commitment fees, origination fees and amendment fees. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. The Company recorded fee income of approximately $102,000 and $6,000 for the three months ended September 30, 2010 and 2009, respectively. For the nine months ended September 30, 2010 and 2009, the Company recorded fee income of approximately $563,000 and $63,000, respectively.

The Company also receives distributions on the “equity” tranches of securitization vehicles in which it invests. These tranches represent the residual economic interests in such securitization vehicles, and distributions are determined by the respective trustee on a quarterly basis. The distributions are recognized in the period that they are finally determined and payable. The Company received approximately $959,000 in such distributions during the quarter ended September 30, 2010, compared to $0 for the same period last year. The Company received distributions of approximately $2.7 million and $0 for the nine months ended September 30, 2010 and 2009, respectively.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

The 1940 Act requires that a business development company make available managerial assistance to its qualified portfolio companies. The Company may receive fee income for managerial assistance it renders to qualified portfolio companies in connection with its investments. For the three months ended September 30, 2010 and 2009, respectively, the Company received no fee income for managerial assistance.

Note 10. Financial Highlights

Financial highlights for the three and nine months ending September 30, 2010 and 2009, respectively, are as follows:

	Three Months Ended September 30, 2010 (unaudited)	Three Months Ended September 30, 2009 (unaudited)	Nine Months Ended September 30, 2010 (unaudited)	Nine Months Ended September 30, 2009 (unaudited)

Per Share Data
Net asset value at beginning of period	$9.03	$7.66	$8.36	$7.68

Net investment income(1)	0.25	0.12	0.65	0.37
Net realized and unrealized capital gains(2)	0.21	0.45	0.83	0.50

Total from investment operations	0.46	0.57	1.48	0.87

Total distributions(3)	(0.22)	(0.15)	(0.57)	(0.45)

Effect of shares issued, net of offering expenses	0.00	(0.01)	0.00	(0.03)

Net asset value at end of period	$9.27	$8.07	$9.27	$8.07

Per share market value at beginning of period	$8.40	$4.41	$6.05	$3.80
Per share market value at end of period	$10.35	$5.04	$10.35	$5.04
Total return(4)	25.83%	17.69%	82.94%	44.47%
Shares outstanding at end of period	26,989,408	26,747,561	26,989,408	26,747,561
Ratios/Supplemental Data
Net assets at end of period (000’s)	$250,278	$215,805	$250,278	$215,805
Average net assets (000’s)	$244,873	$205,091	$237,008	$202,688
Ratio of expenses to average net assets(5)	4.05%	3.45%	3.83%	3.32%
Ratio of expenses, excluding interest expense, to average net assets(5)	4.05%	3.45%	3.83%	3.32%
Ratio of net investment income to average net assets(5)	10.79%	6.20%	9.88%	6.54%

(1)	Represents per share net investment income for the period, based upon average shares outstanding.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2010

(2)	Net realized and unrealized capital gains include rounding adjustment to reconcile change in net asset value per share.
(3)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of September 30, 2010, none of the distributions for 2010 would have been characterized as a tax return of capital to the Company’s stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes.
(4)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized.
(5)	Annualized.

Note 11. Cash and Cash Equivalents

At September 30, 2010 and December 31, 2009, respectively, cash and cash equivalents consisted of:

	September 30, 2010	December 31, 2009
Eurodollar Time Deposit (due 1/4/10)	$0	$23,759,409

Total Cash Equivalents	0	23,759,409
Cash	13,138,904	213,476

Cash and Cash Equivalents	$13,138,904	$23,972,885

For the nine month period ending September 30, 2010 and throughout the twelve months ending December 31, 2009, the Company elected to maintain most of its available cash in a non-interest bearing demand deposit.

Note 12. Commitments

As of September 30, 2010, the Company had outstanding a commitment to purchase an additional debt investment of approximately $909,100 on its debt investment in Birch Communications, Inc.

Note 13. Subsequent Events

On October 22, 2010, the Company sold its debt investment in Workflow Management, Inc., $5,632,355 in principal, at a price of 93.5% of par. The transaction is expected to settle within 20 days of the trade date.

On November 2, 2010, the Board of Directors declared a distribution of $0.24 per share for the fourth quarter, payable on December 31, 2010 to shareholders of record as of December 10, 2010.

TICC Capital Corp.

4,000,000 Shares

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT

                    , 2010

Wells Fargo Securities

RBC Capital Markets

BB&T Capital Markets

A division of Scott & Stringfellow, LLC